         AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2008.
                                                             FILE NOS. 033-32569
                                                                       811-04296
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

        Pre-Effective Amendment No.                             [ ]

        Post-Effective Amendment No. 34                         [X]

                                     and/or

                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

             Amendment No. 49                                   [X]

                        (Check Appropriate Box or Boxes)
                             ---------------------

                          VARIABLE ANNUITY ACCOUNT ONE
                           (Exact Name of Registrant)

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                              (Name of Depositor)

                              1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
             (Address of Depositor's Principal Offices) (Zip Code)

       Depositor's Telephone Number, including Area Code: (800) 871-2000

                           AMERICAN HOME ASSURANCE COMPANY
                              (Name of Guarantor)

                                 70 PINE STREET
                               NEW YORK, NY 10270
             (Address of Guarantor's Principal Offices) (Zip Code)

       Guarantor's Telephone Number, including Area Code: (212) 770-7000

                               MALLARY L. REZNIK, ESQ.
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                              1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)


Approximate Date of Proposed Public Offering: Continuous



     It is proposed that this filing will become effective:



     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485



     [X] on May 1, 2008 pursuant to paragraph (b) of Rule 485



     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485



     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485



     If appropriate, check the following box:



     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


     Title of Securities Being Registered: (i) Units of interest in Variable Annuity Account One of AIG SunAmerica Life Assurance Company under variable annuity contracts and (ii) guarantee related to insurance obligations under the variable annuity contracts.
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                          VARIABLE ANNUITY ACCOUNT ONE

                             CROSS REFERENCE SHEET

                              PART A -- PROSPECTUS


ITEM NUMBER
IN FORM N-4                                                                              CAPTION
-----------                                                                              -------
1.           Cover Page..................................................  Cover Page
2.           Definitions.................................................  Glossary
3.           Synopsis....................................................  Highlights; Fee Tables; Portfolio
                                                                           Expenses; Examples
4.           Condensed Financial Information.............................  Appendix - Condensed Financial
                                                                           Information
5.           General Description of Registrant, Depositor and Portfolio
             Companies...................................................  The ICAP II Variable Annuity; Other
                                                                           Information
6.           Deductions..................................................  Expenses
7.           General Description of Variable Annuity Contracts...........  The ICAP II Variable Annuity;
                                                                           Purchasing a ICAP II Variable
                                                                           Annuity; Investment Options
8.           Annuity Period..............................................  Annuity Income Options
9.           Death Benefit...............................................  Death Benefits
10.          Purchases and Contract Value................................  Purchasing a Variable Annuity
                                                                           Contract
11.          Redemptions.................................................  Access To Your Money
12.          Taxes.......................................................  Taxes
13.          Legal Proceedings...........................................  Legal Proceedings
14.          Table of Contents of Statement of Additional Information....  Table of Contents of Statement of
                                                                           Additional Information

                 PART B -- STATEMENT OF ADDITIONAL INFORMATION

     Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.


ITEM NUMBER
IN FORM N-4                                                                               CAPTION
-----------                                                                               -------
15.          Cover Page..................................................  Cover Page
16.          Table of Contents...........................................  Table of Contents
17.          General Information and History.............................  The ICAP II Variable Annuity (P);
                                                                           Separate Account; General Account (P);
                                                                           Investment Options (P);
                                                                           Other Information (P)
18.          Services....................................................  Other Information (P)
19.          Purchase of Securities Being Offered........................  Purchasing a ICAP II Variable Annuity
                                                                           (P)
20.          Underwriters................................................  Distribution of Contracts
21.          Calculation of Performance Data.............................  Performance Data
22.          Annuity Payments............................................  Annuity Income Options (P);
                                                                           Income Payments; Annuity Unit Values
23.          Financial Statements........................................  Depositor: Other Information (P);
                                                                           Financial Statements; Registrant:
                                                                           Financial Statements


                                     PART C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                                    ICAP II
                                   PROSPECTUS

                                  MAY 1, 2008


               FLEXIBLE PAYMENT GROUP DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                               IN CONNECTION WITH

                          VARIABLE ANNUITY ACCOUNT ONE


This variable annuity has several investment choices -- Variable Portfolios listed below and available fixed account options. The Variable Portfolios invest solely in the Underlying Funds of the Anchor Series Trust ("AST").



    - Capital Appreciation                       - Strategic Multi-Asset
    - Growth                                     - Multi-Asset
    - Natural Resources                          - Government and Quality Bond
    - Growth and Income                          - Money Market



This contract is no longer available for purchase by new contract owners.


Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity.


To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2008. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800)445-SUN2 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.


In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.

ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS CRIMINAL.

                               TABLE OF CONTENTS


                                                                   PAGE
ITEM                                                               ----
GLOSSARY.........................................................     4
HIGHLIGHTS.......................................................     5
FEE TABLE........................................................     6
MAXIMUM AND MINIMUM EXPENSE EXAMPLES.............................     7
THE ICAP II VARIABLE ANNUITY.....................................     9
DESCRIPTION OF AIG SUNAMERICA LIFE, THE SEPARATE ACCOUNT AND THE
  GENERAL ACCOUNT................................................    10
     AIG SunAmerica Life.........................................    10
     Separate Account............................................    10
     General Account.............................................    10
     Guarantee of Insurance Obligations..........................    10
VARIABLE PORTFOLIO OPTIONS.......................................    11
     Anchor Series Trust.........................................    12
     Voting Rights...............................................    12
     Substitution, Addition or Deletion of Variable Portfolios...    12
FIXED ACCOUNT OPTION.............................................    12
     Fixed Account...............................................    12
     Dollar Cost Averaging Fixed Accounts........................    13
     Dollar Cost Averaging Program...............................    13
CONTRACT FEES....................................................    14
     Separate Account Charges....................................    15
     Withdrawal Charges..........................................    15
     Underlying Fund Expenses....................................    16
     Contract Maintenance Fee....................................    16
     Transfer Fee................................................    16
     Annuity Charge..............................................    16
     Premium Tax.................................................    16
     Income Taxes................................................    16
     Reduction or Elimination of Fees, Expenses and Additional
      Amounts Credited...........................................    16
     Free Withdrawal Amount......................................    17
DESCRIPTION OF THE CONTRACTS.....................................    17
     Annuitant...................................................    17
     Modification of the Contract................................    17
     Assignment..................................................    17
     Death Benefit...............................................    18
     Extended Legacy Program and Beneficiary Continuation
      Options....................................................    19
PURCHASES, WITHDRAWALS AND CONTRACT VALUE........................    19
     Purchase Payments...........................................    19
     Allocation of Purchase Payments.............................    20
     Accumulation Units..........................................    21
     Free Look...................................................    21
     Exchange Offers.............................................    22
     Transfers During the Accumulation Phase.....................    22
     Short-Term Trading Policies.................................    22
     Payments in Connection with Distribution of the Contract....    25
     Withdrawals.................................................    27
     Systematic Withdrawal Program...............................    27
     Minimum Contract Value......................................    28
INCOME PHASE.....................................................    28
     Annuity Date................................................    28
     Annuity Income Options......................................    28
     Allocation of Annuity Payments..............................    29
     Fixed or Variable Income Payments...........................    29
     Transfers During the Income Phase...........................    30
     Deferment of Payments.......................................    30

                                                                   PAGE
ITEM                                                               ----
ADMINISTRATION...................................................    30
TAXES............................................................    31
     Annuity Contracts in General................................    31
     Tax Treatment of Distributions -- Non-Qualified Contracts...    31
     Tax Treatment of Distributions -- Qualified Contracts.......    32
     Required Minimum Distributions..............................    34
     Tax Treatment of Death Benefits.............................    35
     Contracts Owned by a Trust or Corporation...................    35
     Gifts, Pledges and/or Assignments of a Contract.............    35
     Diversification and Investor Control........................    35
LEGAL PROCEEDINGS................................................    36
FINANCIAL STATEMENTS.............................................    36
REGISTRATION STATEMENTS..........................................    38
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.........    38
APPENDIX A -- CONDENSED FINANCIAL INFORMATION....................   A-1
APPENDIX B -- STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF
              CERTAIN FEATURES AND BENEFITS......................   B-1

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                                    GLOSSARY
--------------------------------------------------------------------------------

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE -- The period during which you invest money in your contract.

ACCUMULATION UNITS -- A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT -- The person on whose life we base income payments.

ANNUITY DATE -- The date on which you select income payments to begin.

ANNUITY UNITS -- A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY -- The person designated to receive any benefits under the contract if you or the Annuitant dies.

COMPANY -- Refers to AIG SunAmerica Life Assurance Company, the insurer that issues this contract. The term "we," "us," "our," and "AIG SunAmerica Life" are also used to identify the Company.

CONTINUING SPOUSE -- Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.

FIXED ACCOUNT -- An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.

INCOME PHASE -- The period during which we make income payments to you.

MARKET CLOSE -- The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.

NON-QUALIFIED (CONTRACT) -- A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

NYSE -- New York Stock Exchange

OWNER -- The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PURCHASE PAYMENTS -- The money you give us to buy and invest in the contract.

QUALIFIED (CONTRACT) -- A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

SEPARATE ACCOUNT -- A segregated asset account maintained separately from the Company's regular portfolio of investments and general accounts. The Separate Account is established by the Company to purchase and hold the Variable Portfolios.

TRUST -- Refers to the Anchor Series Trust.

UNDERLYING FUNDS -- The underlying investment portfolios of the Trust in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) -- The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the Underlying Funds of the Trusts.

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                                   HIGHLIGHTS
--------------------------------------------------------------------------------

The ICAP II Variable Annuity is a contract between you and AIG SunAmerica Life. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state). You will receive whatever your contract is worth on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. Please see FREE LOOK in the prospectus.


EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $30 contract maintenance fee from your contract. We also deduct insurance charges, which equal 1.40% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for five complete years, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see FEE TABLE and CONTRACT CHARGES in the prospectus.


ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see WITHDRAWALS and TAXES in the prospectus.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.


ANNUITY INCOME OPTIONS: When you are ready to begin taking annuity income payments, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also chose from three different annuity income options, including an option for income that you cannot outlive. Please see ANNUITY INCOME OPTIONS in the prospectus.



INQUIRIES: If you have questions about your contract call your financial representative or contact us at AIG SunAmerica Life Assurance Company, Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone
Number: (800) 445-SUN2.


THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS AND FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING FUNDS, SEE THE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT SECTION.

  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

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                                   FEE TABLE

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THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.(1)


                       MAXIMUM OWNER TRANSACTION EXPENSES


MAXIMUM WITHDRAWAL CHARGES (AS A PERCENTAGE OF EACH PURCHASE   5%
  PAYMENT)(2)...............................................


TRANSFER FEE...................  $25 per transfer after the first 15 transfers in any contract year.

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE....................................  $30

                        SEPARATE ACCOUNT ANNUAL EXPENSES

(DEDUCTED FROM THE AVERAGE DAILY ENDING NET ASSET VALUE ALLOCATED TO THE VARIABLE PORTFOLIO)


Mortality and Expense Risk Charge...........................  1.25%
Distribution Expense Charge.................................  0.15%
                                                              -----
       TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES...............  1.40%
                                                              =====


THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR THE TRUSTS. PLEASE READ IT CAREFULLY BEFORE INVESTING.


                            UNDERLYING FUND EXPENSES


TOTAL ANNUAL UNDERLYING PORTFOLIO EXPENSES (AS OF DECEMBER 31, 2007)  MINIMUM   MAXIMUM
--------------------------------------------------------------------  -------   -------
(expenses that are deducted from underlying portfolios of the Trust,
including management fees and other expenses)...................       0.59%     1.46%


FOOTNOTES TO THE FEE TABLES:
---------------

(1) State premium taxes of up to 3.5% of your Purchase Payments may be deducted when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. See PREMIUM TAX and STATE APPENDIX below.



(2) Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over 5 years as follows:


YEARS:....................................................   1     2     3     4     5    6+
                                                            5%    4%    3%    2%    1%    0%

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                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract maintenance fee, separate account annual expenses and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the Underlying Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(ASSUMING MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.40% AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 1.46%)


(1) If you surrender your contract at the end of the applicable time period:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $794    $1,201    $1,633     $3,233
-------------------------------------
-------------------------------------



(2) If you do not surrender or annuitize your contract at the end of the applicable time period:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $294    $  901    $1,533     $3,233
-------------------------------------
-------------------------------------


MINIMUM EXPENSE EXAMPLES

(ASSUMING MINIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.40% AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 0.59%)


(1) If you surrender your contract at the end of the applicable time period:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $707      $940    $1,198     $2,369
-------------------------------------
-------------------------------------



(2) If you do not surrender or annuitize your contract at the end of the applicable time period:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $207     $640     $1,098     $2,369
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EXPLANATION OF FEE TABLE AND EXAMPLES


1. The purpose of the Fee Table and Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Fee Table and Expense Examples represent both fees at the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the administration fee may differ from this percentage. Additional information on the Underlying Fund fees can be found in the accompanying Trust prospectus.

2. In addition to the stated assumptions, the Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.

   THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE
       EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                    CONDENSED FINANCIAL INFORMATION APPEARS
      IN THE CONDENSED FINANCIAL INFORMATION APPENDIX OF THIS PROSPECTUS.

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                          THE ICAP II VARIABLE ANNUITY
--------------------------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and an insurance company. You are the owner of the contract. The contract provides several benefits:

     - DEATH BENEFIT: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - GUARANTEED INCOME: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     - TAX DEFERRAL: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make Purchase Payments into the contract. The Income Phase begins after the specified waiting period when you start taking annuity income payments.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, SEE INVESTMENT OPTIONS BELOW.


This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. SEE TAXES BELOW. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn prior to the end of the applicable withdrawal charge period, SEE FEE TABLE ABOVE. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

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            DESCRIPTION OF AIG SUNAMERICA LIFE, THE SEPARATE ACCOUNT
                            AND THE GENERAL ACCOUNT
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AIG SUNAMERICA LIFE

The Company is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, the Company redomesticated under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

Circumstances affecting AIG can have an impact on the Company. For example, downgrades or other ratings actions taken by the major rating agencies with respect to AIG can result in corresponding downgrades and ratings actions being taken with respect to the Company's ratings.

SEPARATE ACCOUNT

The Company established the Separate Account, Variable Annuity Account One, under Arizona law on January 18, 1990 when it assumed the Separate Account, originally established under California law on November 30, 1989. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

The Company owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these benefits through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract owners.

GENERAL ACCOUNT

Money allocated to any Fixed Accounts goes into the Company's general account. The general account consists of all of the company's assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any of the Company's contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

The Company has a support agreement in effect between the Company and its ultimate parent company, AIG. The Company's insurance policy obligations for individual and group contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time, are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home"), a subsidiary of AIG and an affiliate of the Company. See the Statement of Additional Information for more information regarding these arrangements.

GUARANTEE OF INSURANCE OBLIGATIONS


As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated for prospectively issued contracts. The Guarantee will not cover any contracts or certificates with a date of issue later than the Point of Termination. The Guarantee will continue to cover individual contracts, individual certificates and group unallocated contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and annuity income options. The Guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The Guarantee provides that individual contract owners, individual certificate holders and group unallocated contract owners with a date of issue earlier than the Point of Termination can enforce the Guarantee directly.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of AIG.

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                           VARIABLE PORTFOLIO OPTIONS
--------------------------------------------------------------------------------

The Variable Portfolios invest in the Underlying Funds of the Trust. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

The Trust serves as the underlying investment vehicle for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trust believe that offering shares of the Trust in this manner disadvantages you. The Trust is monitored for potential conflicts. The Trust may have other Underlying Funds in addition to those listed here that are not available for investment under this contract.

The Variable Portfolios offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we may consider is whether the Underlying Fund or its service providers (i.e., the investment adviser and/or subadviser(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund's service providers have affiliates that can provide marketing and distribution support for sales of the contract. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

We review the Variable Portfolios periodically and may make changes if we determine that a Variable Portfolio no longer satisfies one or more of the selection criteria and/or if the Variable Portfolio has not attracted significant allocations from contract owners. We have included the Anchor Series Trust at least in part because they are managed by AIG SunAmerica Asset Management Corp., which is wholly-owned by the Company.

You are responsible for allocating Purchase Payments to the Variable Portfolios as is appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolios you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund's prospectus, statement of additional information and annual and semi-annual reports.

We do not provide investment advice, nor do we recommend or endorse any particular Variable Portfolio. The Variable Portfolios along with their respective advisers are listed below:

ANCHOR SERIES TRUST -- CLASS 1

AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), an indirect wholly-owned subsidiary of AIG, is the investment adviser and Wellington Management Company, LLP is the subadviser to Anchor Series Trust ("AST").


        EQUITY PORTFOLIOS                              FIXED INCOME PORTFOLIOS
        - CAPITAL APPRECIATION                         - GOVERNMENT AND QUALITY BOND
        - GROWTH                                       - MONEY MARKET
        - NATURAL RESOURCES
        - GROWTH AND INCOME
        ASSET ALLOCATION PORTFOLIOS
        - STRATEGIC MULTI-ASSET
        - MULTI-ASSET


YOU SHOULD READ THE PROSPECTUS FOR THE ACCOMPANYING TRUST CAREFULLY. THE PROSPECTUS CONTAINS DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolio or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, we may be required to obtain SEC approval or your approval.

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                              FIXED ACCOUNT OPTION
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FIXED ACCOUNT

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the minimum guaranteed interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

- Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

- Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

- Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to make transfers and Purchase Payments into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.

DOLLAR COST AVERAGING FIXED ACCOUNTS


You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to the Variable Portfolios according to your instructions or your current allocation instruction on file.


DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to the Variable Portfolios. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM


The DCA program allows you to invest gradually in the Variable Portfolios at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any other Variable Portfolio ("target account"). Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.


We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Accounts only accept initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.



If you choose to allocate subsequent Purchase Payments to an active DCA program with a Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring that subsequent Purchase Payment into your target allocations on the same day of the month as the initial active DCA program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s).



You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.


The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.


     EXAMPLE OF DCA PROGRAM:


     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

  ----------------------------------------------------------------------------
  MONTH             ACCUMULATION UNIT                  UNITS PURCHASED
  ----------------------------------------------------------------------------
     1                    $ 7.50                             100
     2                    $ 5.00                             150
     3                    $10.00                              75
     4                    $ 7.50                             100
     5                    $ 5.00                             150
     6                    $ 7.50                             100
  ----------------------------------------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

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                                 CONTRACT FEES

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There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.

We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the Contract and/or amounts we may receive from an Underlying Fund, its investment adviser and/or subadvisers (or affiliates thereof). Please see PAYMENTS IN CONNECTION WITH THE DISTRIBUTION OF THE CONTRACT below. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the Contract and, in its role as an intermediary, the Underlying Funds.

SEPARATE ACCOUNT CHARGES

The Company deducts a mortality and expense risk charge in the amount of 1.40% annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The Insurance Charge is expected to result in a profit. Profit may be used for any legitimate cost/expense including distribution, depending upon market conditions.

WITHDRAWAL CHARGES


The contract provides a free withdrawal amount every year. (SEE CONTRACT FEES, FREE WITHDRAWAL AMOUNT, BELOW.) If you take money out in excess of the free withdrawal amount, you may incur a withdrawal charge.


We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for five complete years, no withdrawal charge applies. The withdrawal charge equals a percentage of Purchase Payments you take out of the contract which are still subject to the withdrawal charge and not previously withdrawn. The withdrawal charge percentage declines each year a Purchase Payment is in the contract, as follows:


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                YEAR                     1         2         3         4         5         6
------------------------------------------------------------------------------------------------
  WITHDRAWAL CHARGE                     5%        4%        3%        2%        1%        0%
------------------------------------------------------------------------------------------------

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, applicable withdrawal charges are deducted from the amount withdrawn.

We do not assess a withdrawal charge for money withdrawn to pay a death benefit. Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES, BELOW.

UNDERLYING FUND EXPENSES

  INVESTMENT MANAGEMENT FEES

The Separate Account purchases shares of the Variable Portfolios. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the Underlying Funds. These fees may vary. They are not fixed or specified in your annuity contract, rather the Variable Portfolios are governed by their own boards of trustees.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we subtract a $30 contract maintenance fee from your account, on a pro-rata basis, once per contract year. This charge compensates us for the cost of contract administration. If your contract was issued prior to September 1, 1987, we deduct this fee from your contract on December 31 of each year. In addition, we will waive the fee during the year in which you fully surrender your contract. If your contract was issued on or after September 1, 1987, we deduct the fee on your contract anniversary. If you withdraw your entire contract value, the fee is deducted from that withdrawal.

TRANSFER FEE

Generally, we permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE TRANSFERS DURING THE ACCUMULATION PHASE, BELOW.

ANNUITY CHARGE

If you elect to have your income payments made under income option 1, Life Annuity with 10 or 20 Years Guaranteed, or income option 2, Joint and Survivor Life Annuity, we do not assess an annuity charge. If you elect income option 3, Income for a Specified Period, and if your Purchase Payments were made in the contract year in which income payments begin or in any of the four preceding contract years, we may assess an annuity charge. This annuity charge equals the withdrawal charge that would apply if your contract was being surrendered. If income option 3 is elected by your Beneficiary under the death benefit, we will not assess an annuity charge.

PREMIUM TAX

Certain states charge us a tax on the premiums you pay into the contract ranging from 0% to 3.5%. We deduct from your contract these premium tax charges where applicable. Currently we deduct the charge for premium taxes when you take a full withdrawal or begin the Income Phase of the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.


REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED


Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria used to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

We may make such a determination regarding sales to our employees, our affiliates' employees and employees of currently contracted broker-dealers, our registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

FREE WITHDRAWAL AMOUNT

There is a Free Withdrawal Amount which applies to the first withdrawal during a Contract Year after the first Contract Year. The Free Withdrawal Amount is equal to the greater of 10% of the aggregate Purchase Payments less prior withdrawals or Purchase Payments in the contract for longer than five years minus prior withdrawals. Alternatively, certain Owners of Non-Qualified Contracts and Contracts issued in connection with IRAs may choose to withdraw via the Systematic Withdrawal Program amounts which in the aggregate add up to 10% of their initial Purchase Payments annually, without charge. The Systematic Withdrawal Program is available under such Contracts which were issued on and after April 1, 1989. To participate in the Systematic Withdrawal Program, Owners must complete an enrollment form (which describes the program) and send it to the Company, c/o its Administrative Service Center. Depending on fluctuations in the net asset value of the Variable Portfolios, systematic withdrawals may reduce or even exhaust Contract Value. (See "Purchases and Contract
Value -- Systematic Withdrawal Program").

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                          DESCRIPTION OF THE CONTRACTS
--------------------------------------------------------------------------------

ANNUITANT

The annuitant is the person on whose life we base income payments. You may change the Annuitant at any time before the Annuity Date. You may also designate a second person on whose life, together with the annuitant, income payments depend. If the annuitant dies before the Annuity Date, you must notify us and select a new annuitant.

MODIFICATION OF THE CONTRACT

Only the Company's President, a Vice President or Secretary may approve a change or waive a provision of the contract. Any change or waiver must be in writing. We reserve the right to modify the terms of the contract as necessary to comply with changes in applicable law.

ASSIGNMENT

Contracts issued pursuant to Non-qualified plans that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA") may be assigned by the owner at any time during the lifetime of the Annuitant prior to the Annuity Date. We will not be bound by any assignment until written notice is received by us at our Annuity Service Center. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

Your rights and those of any other person with rights under this contract will be subject to the assignment. WE RESERVE THE RIGHT TO NOT RECOGNIZE ASSIGNMENTS IF IT CHANGES THE RISK PROFILE OF THE OWNER OF THE CONTRACT, AS DETERMINED IN OUR SOLE DISCRETION. Please see the Statement of Additional Information for details on the tax consequences of an assignment.

If the contract is issued pursuant to a Qualified plan (or a Non-qualified plan that is subject to Title 1 of ERISA), it may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

BECAUSE AN ASSIGNMENT MAY BE A TAXABLE EVENT, YOU SHOULD CONSULT A COMPETENT TAX ADVISER SHOULD YOU WISH TO ASSIGN YOUR CONTRACT.

DEATH BENEFIT

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary.

The death benefit is equal to the greater of:

     1. the value of your contract at the time we receive satisfactory proof of death; or

     2. total Purchase Payments less any withdrawals and partial annuitizations (and any fees or charges applicable to such distributions), compounded at a 5% annual growth rate; or

     3. after your fifth contract year, your contract value on the last contract anniversary plus any Purchase Payments and less any withdrawals and partial annuitizations (and any fees or charges applicable to such distributions) since that contract anniversary.

We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. (SEE INCOME PHASE, INCOME OPTIONS, BELOW.)

You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract.

If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit may be paid immediately in the form of a lump sum payment or paid under one of the available Income Options. PLEASE SEE INCOME OPTIONS BELOW. A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin under the selected Income Option or the Extended Legacy program no later than the first anniversary of your death for non-qualified contracts or December 31st of the year following the year of your death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if your Beneficiary has already elected another settlement option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an Income Option or participate in the Extended Legacy program.

A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin under the selected Income Option or the Extended Legacy program no later than the first anniversary of your death for non-qualified contracts or December 31st of the year following the year of your death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if your Beneficiary has already elected another settlement option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an Income Option or participate in the Extended Legacy program.

EXTENDED LEGACY PROGRAM AND BENEFICIARY CONTINUATION OPTIONS

The Extended Legacy program can allow a Beneficiary to take the death benefit amount in the form of income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution if they wish. The contract continues in the original owner's name for the benefit of the Beneficiary. A Beneficiary may elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program described below, subject to the applicable Internal Revenue Code distribution requirements. Payments under the selected income option must begin or under the Extended Legacy program no later than the first anniversary of your death for non-qualified contracts or December 31st of the year following the year of your death for IRAs. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an income option or participate in the Extended Legacy program. Your Beneficiary cannot participate in the Extended Legacy program if your Beneficiary has already elected another payout option. The Extended Legacy program allows the Beneficiary to take distributions in the form of a series of payments similar to the required minimum distributions under an IRA. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after your death. A Beneficiary may withdraw all or a portion of the contract value at any time, name their own beneficiary to receive any remaining unpaid interest in the contract in the event of their death and make transfers among investment options. If the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value. Participation in the program may impact certain features of the contract that are detailed in the Death Claim Form. Please see your financial representative for additional information.

  OTHER BENEFICIARY CONTINUATION OPTIONS

Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of your death for Non-qualified contracts or by December 31st of the year containing the fifth anniversary of your death for IRAs. For IRAs, the 5-year option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the owner reaches the age of 70 1/2).

Please consult your tax advisor regarding tax implications and your particular circumstances.

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                   PURCHASES, WITHDRAWALS AND CONTRACT VALUE
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PURCHASE PAYMENTS

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether your contract is Qualified or Non-qualified for tax purposes. SEE TAXES, BELOW.

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                                                     MINIMUM
                          MINIMUM INITIAL           SUBSEQUENT
                          PURCHASE PAYMENT       PURCHASE PAYMENT
--------------------------------------------------------------------
      Qualified                 $100                   $100
--------------------------------------------------------------------
    Non-Qualified              $1,000                  $500
--------------------------------------------------------------------

We reserve the right to refuse any Purchase Payment. Furthermore, we reserve the right to require company approval prior to accepting Purchase Payments greater than $1,000,000. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by AIG SunAmerica Life and First SunAmerica Life Insurance Company, an affiliate of AIG SunAmerica Life, to the same owner to exceed these limits may also be subject to company pre-approval.

Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payment of as little as $25.00.

In addition, we may not issue a contract to anyone over age 80. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made.

We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefit.

ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in "good order," including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments.

Provided we have received your Purchase Payment and all required paperwork by Market Close, we allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.

Any subsequent Purchase Payment will be priced as of the day it is received by us in good order if the request is received before Market Close. If the subsequent Purchase Payment is received after Market Close, it will be priced as of the next business day. We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the money according to you allocation instructions on file. SEE INVESTMENT OPTIONS BELOW.

Purchase Payments submitted by check can only be accepted by the Company at the following address:
AIG SunAmerica Life Assurance Company
P.O. Box 100330
Pasadena, CA 91189-0330

Purchase payments sent to the Annuity Service Center will be forwarded to the address above.

Overnight deliveries of Purchase Payments can only be accepted at the following address:
JP Morgan Chase National Processing Center
Lock Box 100330
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065

Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the appropriate address.

ACCUMULATION UNITS


When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before that day's Market Close, or on the next business day's unit value if we receive your money after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.


We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable daily asset based charges;
        and

     3. We divide this amount by the number of outstanding Accumulation Units.


We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.


     EXAMPLE:


     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.


FREE LOOK

You may cancel your contract within ten days after receiving it. We call this a "free look." Your state may require a longer free look period. Please check with your financial representative. To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. If your contract was issued in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract.

With respect to those contracts, we reserve the right to put your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period.

EXCHANGE OFFERS

From time to time, we may offer to allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with more current features and benefits also issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

TRANSFERS DURING THE ACCUMULATION PHASE


Subject to our rules, restrictions and policies described below, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts by telephone (800) 445-SUN2, through the Company's website (http://www.aigsunamerica.com), or in writing by mail or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow procedures we have adopted to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.


Any transfer request will be priced as of the day it is received by us in good order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.


There is no charge for your first 15 transfers. We charge for transfers in excess of 15 in any contract year. The fee is $25 or each transfer exceeding this limit. Transfers resulting from you participation in the DCA program is not counted towards the number of free transfers per contract year.



SHORT-TERM TRADING POLICIES


We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as "arbitrage"; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.



The first 15 transfers in a rolling 12-month look-back period ("12-Month Rolling Period") can be made by telephone, through the Company's website, or in writing by mail or by facsimile. The 15th transfer in a 12-Month Rolling Period triggers the U.S. Mail method of transfer. Therefore, once you make the 15th transfer in a 12-Month Rolling Period, all transfers must be submitted by United States Postal Service first-class mail ("U.S. Mail") for 12-months following the date of the 15th transfer ("Standard U.S. Mail Policy").



For example, if you made a transfer on August 16, 2007 and within the previous twelve months (from August 17, 2006 forward) you made 15 transfers including the August 16th transfer, then all transfers made for twelve months after August 16, 2007 must be submitted by U.S. Mail (from August 17, 2007 through August 16,
2008).


U.S. Mail includes any U.S. Postal Service delivery method that offers delivery no sooner than U.S. Postal Service first-class mail, as determined in the Company's sole discretion. We will not accept transfer requests submitted by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.


All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.



We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to: (1) impose further limits on the size, manner, number and/or frequency of transfers you can make; (2) impose minimum holding periods; (3) reject any premium payment or transfer request; (4) terminate your transfer privileges; and/or (5) request that you surrender your contract. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept preauthorized transfer forms.



Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:


     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;

     (6) the history of transfer activity in the contract or in other contracts we may offer; and/or

     (7) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short- Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict. You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

For information regarding transfers during the Income Phase, SEE INCOME OPTIONS BELOW.


UNDERLYING FUNDS' SHORT-TERM POLICIES


Please note that the Underlying Funds have their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Fund's Board of Trustees/ Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee. We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason. The prospectuses for the Underlying Funds describe these procedures, which may be different among Underlying Funds and may be more or less restrictive than our policies and procedures. While the Underlying Funds have their own policies and procedures that we may be obligated to enforce, you should assume that any protection you may have against potential harm from Short-Term trading is the protection provided by our Transfer Policies described above.

Under rules adopted by the Securities and Exchange Commission, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity. In addition, we are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.


Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund's policies and procedures fail to successfully detect and discourage Short-Term trading, there may be a negative impact to the owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.



TRANSFERS DURING THE INCOME PHASE



During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.


PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT

  PAYMENTS WE MAKE

We make payments in connection with the distribution of the contracts that generally fall into the three categories below.


COMMISSIONS. Registered representatives of broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and the Distributor. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 5.00% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum percentage of contract value annually. The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives' compensation.


ADDITIONAL CASH COMPENSATION. We may pay selling firms support fees in the form of additional cash compensation. These payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us or a flat fee. These payments may be consideration for, among other things, product placement/preference, greater access to train and educate the selling firm's registered representatives about our products, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our products. The amount of these fees may be tied to the anticipated level of our access in that selling firm. We enter into such arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms. We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from the fees and charges collected under the contract.


NON-CASH COMPENSATION. Some registered representatives may receive various types of non-cash compensation such as gifts and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.


Commissions and other support fees may influence the way that a selling firm and its registered representatives market the contract and service customers who purchase the contract, and may influence the selling firm and its registered representatives to present this contract over others available in the market place. YOU SHOULD DISCUSS WITH YOUR SELLING FIRM AND/OR REGISTERED REPRESENTATIVE HOW THEY ARE COMPENSATED FOR SALES OF A CONTRACT AND/OR ANY RESULTING REAL OR PERCEIVED CONFLICTS OF INTEREST.


AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of AIG SunAmerica Life, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the Financial Industry National Regulatory Authority formerly known as the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.


  PAYMENTS WE RECEIVE


We may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisers, sub-advisers and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur.



We generally receive two kinds of payments described below. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that make such payments to us. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.



ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation of up to 0.50% annually based on assets under management from the Trust. These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Underlying Funds. Contract owners, through their indirect investment in the Trust, bear the costs of these investment management fees, which in turn will reduce the return on your investment. These amounts are generally based on assets under management from certain Trusts' investment advisers or their affiliates and vary by Trust. Some investment advisers, subadvisers and/or distributors (or affiliates thereof) pay us more than others. Such amounts are paid pursuant to a profit sharing agreement with AIG SAAMCo, the investment adviser and our wholly-owned subsidiary and are not expected to exceed 0.50% annually based on assets under management.



OTHER PAYMENTS. Certain subadvisers and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisers and/or subadvisers access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the subadviser's participation.



In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with the subadvisers' marketing efforts. As a result of these payments, the investment advisers, subadvisers and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

WITHDRAWALS

You can access money in your contract by making a partial withdrawal and/or by receiving income payments during the Income Phase. See INCOME OPTIONS below. Any request for withdrawal will be priced as of the day it is received by us in good order if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.

Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal before the end of the withdrawal charge period. If you made a total withdrawal, we also deduct premium taxes if applicable and a contract maintenance fee. SEE EXPENSES BELOW.

Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your contract that we allow you to take out each year without being charged a withdrawal charge. HOWEVER, UPON A FUTURE TOTAL WITHDRAWAL OF YOUR CONTRACT, IF WITHDRAWAL CHARGES ARE STILL APPLICABLE, ANY PREVIOUS FREE WITHDRAWALS WOULD BE SUBJECT TO A WITHDRAWAL CHARGE.

Purchase Payments in excess of your free withdrawal amount, that are withdrawn prior to the end of the withdrawal schedule, will result in payment of a withdrawal charge. The amount of the withdrawal charge and how it applies are discussed more fully in EXPENSES below. You should consider, before purchasing this contract, the effect this withdrawal charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.

To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms: "penalty free earnings" and the "total invested amount."

The penalty-free earnings amount is your contract value less your total invested amount. The total invested amount is the total of all Purchase Payments less portions of prior withdrawals that reduce your total invested amount as follows:

     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the portion of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal; and

     - Any prior withdrawals (including withdrawal charges applicable to those withdrawals) of the total invested amount on which you already paid a withdrawal charge.

When you make a withdrawal, we deduct it from penalty-free earnings first, then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments, which are no longer subject to a withdrawal charge before those Purchase Payments, which are still subject to the withdrawal charge.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semiannual or annual payments from your contract. Electronic transfer of these funds to your bank account is available. The minimum amount of each withdrawal is $250. You may systematically withdraw up to 10% of your total Purchase Payments each contract year. There must be at least $500 remaining in each Variable Portfolio after a withdrawal from your contract at all times. Withdrawals may be subject to a withdrawal charge and taxation, and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program.

The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. AIG SunAmerica Life reserves the right to modify, suspend or terminate this program at any time.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract value to you.

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                                  INCOME PHASE
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ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after the first full month of your contract. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as discussed under Option 3 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before the Annuitant's 85th birthday. If you named joint Annuitants on your contract, the income payments may not be later than the first day of the month following the 85th birthday of the younger Annuitant. If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. (SEE TAXES, BELOW.)


ANNUITY INCOME OPTIONS


Currently, this contract offers three income options. Other payout options may be available. Contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made monthly and in accordance with Option 1 for a period of 10 years.

We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 -- LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option provides income payments for the longer of (1) the life of the Annuitant or (2) 10 or 20 years, depending on the number of years you select. Under this option, we guarantee that income payments will be made for at least 10 or 20 years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 2 -- JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

     OPTION 3 -- INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all of the guaranteed income payments are made, the remaining income payments will be made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value after the Annuity Date. The amount available upon such redemption will be the discounted present value of any remaining guaranteed payments.


Under this option, if your Purchase Payments were made in the contract year in which income payments begin or in any of the four preceding contract years, we may assess an annuity charge. (SEE CONTRACT FEES BELOW). This annuity charge equals the withdrawal charge that would apply to those purchase payments if your contract was being surrendered. If this option is elected by your Beneficiary under the death benefit, we will not assess an annuity charge.


The value of an Annuity Unit, regardless of the option chosen, takes into account the Mortality and Expense Risk Charge. Since Option 3 does not contain an element of mortality risk, no benefit is derived from this charge.


Please read the Statement of Additional Information for a more detailed discussion of the income options.


ALLOCATION OF ANNUITY PAYMENTS

You can choose income payments that are fixed, variable or both. If payments are fixed, AIG SunAmerica Life guarantees the amounts of each payment. If the payments are variable, the amounts are not guaranteed. They will go up and/or down based upon the performance of the Variable Portfolio(s) in which you invest.

FIXED OR VARIABLE INCOME PAYMENTS

Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolio(s) only, your income payments will be variable and if your money is only in the fixed account at that time, your income payments will be fixed in amount. If you are invested in both fixed and variable options at the time you begin the Income Phase, a portion of your income payments will be fixed and a portion will be variable unless otherwise elected.

You may send us a written request to convert variable income payments to fixed income payments. However, you may not convert fixed income payments to variable income payments.

We make income payments on a monthly basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, the frequency of your payments may be decreased, state law allowing.

Your income payments will vary if you are invested in the Variable Portfolio(s) after the Annuity Date depending on four factors:

- for life options, your age when payments begin, and;

- the value of your contract in the Variable Portfolios on the Annuity Date, and;

- the 5% assumed investment rate used in the annuity table for the contract, and;

- the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your income payments.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, you may transfer funds to the fixed account and/or among the Variable Portfolios. Transfers during the Income Phase are subject to the following limitations:

(1) You may not transfer funds to a Variable Portfolio during the first year your contract is in the Income Phase. After the first year, you may only make one transfer per Variable Portfolio during each contract year.

(2) When you make a transfer, you must transfer the entire value of a Variable Portfolio.

(3) Your transfer request must be in writing. We must receive your transfer request during the 45 days preceding your contract anniversary. Amounts are transferred at the next Annuity Unit value calculation date.

(4) You may not transfer funds from the fixed account option. However, amounts may be transferred from the Variable Portfolios to the fixed account option.

(5) We reserve the right to modify, suspend or terminate this transfer privilege at any time.

DEFERMENT OF PAYMENTS

We may defer making fixed income payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

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                                 ADMINISTRATION
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We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-SUN2, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

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                                     TAXES
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NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.


If you do not purchase your contract under a pension plan, a specially sponsored employer program or an Individual Retirement Account ("IRA"), your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.



If you purchase your contract under a pension plan, a specially sponsored employer program, as an individual retirement annuity, or under an IRA, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and IRAs, Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.


AGGREGATION OF CONTRACTS


All Non-Qualified contracts that are issued by us (or our affiliates) to you during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount of any distribution.


TAX TREATMENT OF DISTRIBUTIONS -- NON-QUALIFIED CONTRACTS


If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     - after attaining age 59 1/2;


     - when paid to your Beneficiary after you die;


     - after you become disabled (as defined in the IRC);


     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age
       59 1/2, whichever is later;


     - under an immediate annuity contract;

     - which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS -- QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)


Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.



The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:


     - after attainment of age 59 1/2;


     - when paid to your Beneficiary after you die;


     - after you become disabled (as defined in the IRC);


     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;


     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     - distributions from IRAs for higher education expenses;

     - distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty.


The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an Owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions.



Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.



Transfer among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the Code, regulations, IRS pronouncements, and other applicable legal authorities.



On July 26, 2007, the Department of the Treasury published final 403(b) regulations that are largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.



Prior to the effective date of the final regulations, provisions applicable to tax-free transfers and exchanges of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers and exchanges (both referred to below as "transfers") are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that do not comply with these new rules can become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a different plan), and the provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a "failed" transfer that is subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is part of the employer's 403(b) plan or that is subject to an information-sharing agreement with the employer.



In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.



The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.



You may wish to discuss the new regulations and/or the general information above with your tax advisor.



Withdrawals from other Qualified contracts are often limited by the IRC and by the employer's plan.



If you are purchasing the contract as an investment vehicle for a trust under a Qualified Plan, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself. In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or Individual Retirement Annuity), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through living benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.



REQUIRED MINIMUM DISTRIBUTIONS



Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions for the year in which you reach age 70 1/2. You can delay taking your first distribution until the following year; however, you must take your distribution on or before April 1 of that same following year. It is important to note that if you choose to delay your first distribution, you will be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31.



If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.


You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from Qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non- qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the Underlying Funds must meet these requirements.


The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." The determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner's ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

--------------------------------------------------------------------------------

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------


Along with other companies, the Company has received subpoenas for information in connection with an ongoing investigation by the Securities & Exchange Commission ("SEC") and the United States Department of Justice ("DOJ") concerning the issuance of guaranteed investment contracts in connection with tax exempt bond issuances. The Company is cooperating fully with the investigation. The impact of this matter, if any, on the Company's financial position cannot be reasonably estimated at this time.


There are no pending legal proceedings affecting the Separate Account. Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company and its subsidiaries, such as through financial examinations, market conduct exams or regulatory inquiries. In management's opinion, except as noted above, these matters are not material in relation to the financial position of the Company.

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

AIG SUPPORT AGREEMENT

AIG has entered into a support agreement with the Company under which AIG has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The support agreement requires AIG to make payments solely to the Company and not to the policyholders. Under no circumstance can a policyholder proceed directly against AIG for payment on its own behalf; all actions under the support agreements must be brought by the Company, or if the Company fails to enforce its rights, by a policyholder on behalf of the Company.

WHERE YOU CAN FIND MORE INFORMATION

The SEC allows us to "incorporate by reference" some of the information the Company and AIG files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus.


The consolidated financial statements and financial statement schedules incorporated in this prospectus by reference to AIG's Annual Report on Form 10-K for the fiscal year ended December 31, 2007 have been so incorporated in reliance on the report (which contains an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


AIG is subject to the informational requirements of the Exchange Act. AIG files reports and other information with the SEC to meet those requirements. AIG files this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov and AIG's website at http://www.aig.com. You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

AIG SunAmerica Life Assurance Company
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
Telephone Number: (800) 445-SUN2

The financial statements of the Company, the Separate Account and American Home can be found in the Statement of Additional Information ("SAI"). You may obtain a free copy of this SAI if you contact our Annuity Service Center at 800-445-SUN2.

--------------------------------------------------------------------------------

                            REGISTRATION STATEMENTS
--------------------------------------------------------------------------------

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, American Home, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

--------------------------------------------------------------------------------


            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------


Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information ("SAI"), which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are listed below.


                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
SEPARATE ACCOUNT............................................     2
GENERAL ACCOUNT.............................................     3
SUPPORT AGREEMENT BETWEEN THE COMPANY AND AIG...............     3
PERFORMANCE DATA............................................     3
ANNUITY INCOME PAYMENTS.....................................     5
  Annuity Unit Value........................................     5
  Amount of Annuity Income Payments.........................     5
  Subsequent Monthly Annuity Income Payments................     5
TAXES.......................................................     7
BROKER-DEALER FIRMS RECEIVING REVENUE SHARING PAYMENTS......    17
DISTRIBUTION OF CONTRACTS...................................    18
FINANCIAL STATEMENTS........................................    18

--------------------------------------------------------------------------------


                  APPENDIX A - CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

                                   FISCAL      FISCAL      FISCAL      FISCAL       FISCAL       FISCAL       FISCAL       FISCAL
                                    YEAR        YEAR        YEAR        YEAR         YEAR         YEAR         YEAR         YEAR
                                    ENDED       ENDED       ENDED       ENDED       ENDED        ENDED        ENDED        ENDED
                                  ---------   ---------   ---------   ---------   ----------   ----------   ----------   ----------
   SEPARATE ACCOUNT DIVISION      12/31/98    12/31/99    12/31/00    12/31/01     12/31/02     12/31/03     12/31/04     12/31/05
   -------------------------      ---------   ---------   ---------   ---------   ----------   ----------   ----------   ----------
Capital Appreciation
(Inception Date - 3/23/87)
 Beginning AUV..................   $43.78      $52.75      $87.36      $79.693    $   68.689   $   52.383   $   68.314   $   73.501
 Ending AUV.....................   $52.75      $87.36      $79.69      $68.689    $   52.383   $   68.314   $   73.501   $   80.920
 Ending Number of AUs (000).....    3,007       2,495       2,159        1,819     1,518,322    1,410,853    1,177,139      979,335
Government & Quality Bond
(Inception Date - 9/5/84)
 Beginning AUV..................   $29.16      $31.37      $30.44      $33.417    $   35.240   $   37.983   $   38.399   $   39.155
 Ending AUV.....................   $31.37      $30.44      $33.42      $35.240    $   37.983   $   38.399   $   39.155   $   39.630
 Ending Number of AUs (000).....    2,052       2,312       1,740        1,666     1,616,580    1,320,128    1,114,432      931,893
Growth
(Inception Date - 9/5/84)
 Beginning AUV..................   $54.05      $68.72      $86.02      $83.937    $   71.938   $   55.218   $   70.743   $   77.330
 Ending AUV.....................   $68.72      $86.02      $83.94      $71.938    $   55.218   $   70.743   $   77.330   $   81.687
 Ending Number of AUs (000).....    3,391       2,780       2,395        2,365     2,026,138    1,866,128    1,638,685    1,430,911
Growth and Income
(Inception Date - 3/23/87)
 Beginning AUV..................   $28.81      $36.98      $42.26      $38.878    $   33.956   $   25.360   $   31.556   $   33.025
 Ending AUV.....................   $36.98      $42.26      $38.88      $33.956    $   25.360   $   31.556   $   33.025   $   34.141
 Ending Number of AUs (000).....    1,329       1,106         912          814       703,883      680,992      578,981      506,166
High Yield*
 Beginning AUV..................   $25.42      $23.95      $24.97          N/A           N/A          N/A          N/A          N/A
 Ending AUV.....................   $23.95      $24.97      $22.16          N/A           N/A          N/A          N/A          N/A
 Ending Number of AUs (000).....    1,036         776         599          N/A           N/A          N/A          N/A          N/A
Money Market
(Inception Date - 12/31/84)
 Beginning AUV..................   $18.00      $18.66      $19.28      $20.138    $   20.581   $   20.516   $   20.294   $   20.079
 Ending AUV.....................   $18.66      $19.28      $20.14      $20.581    $   20.516   $   20.294   $   20.079   $   20.247
 Ending Number of AUs (000).....    3,367       3,131       2,973        1,591     1,136,720      872,401      757,922      631,527
Multi-Asset
(Inception Date - 3/23/87)
 Beginning AUV..................   $27.09      $33.24      $36.87      $36.135    $   34.112   $   29.243   $   33.712   $   34.793
 Ending AUV.....................   $33.24      $36.87      $36.13      $34.112        29.243   $   33.712   $   34.793   $   35.634
 Ending Number of AUs (000).....    3,837       3,173       2,729        2,374     2,041,766    1,801,693    1,561,606    1,325,894
Natural Resources
(Inception Date - 1/4/88)
 Beginning AUV..................   $17.68      $14.41      $20.11      $23.691    $   23.109   $   24.697   $   35.974   $   44.360
 Ending AUV.....................   $14.41      $20.11      $23.69      $23.109    $   24.697   $   35.974   $   44.360   $   63.917
 Ending Number of AUs (000).....      430         329         308          279       300,630      271,802      283,334      294,608
Strategic Multi-Asset
(Inception Date - 3/23/87)
 Beginning AUV..................   $23.43      $26.63      $33.63      $31.294    $   28.585   $   24.706   $   31.488   $   34.521
 Ending AUV.....................   $26.63      $33.63      $31.29      $28.585    $   24.706   $   31.488   $   34.521   $   37.121
 Ending Number of AUs (000).....    1,727       2,230       1,864        1,619     1,408,384    1,297,298    1,153,007    1,028,535

                                    FISCAL       FISCAL
                                     YEAR         YEAR
                                    ENDED        ENDED
                                  ----------   ----------
   SEPARATE ACCOUNT DIVISION       12/31/06     12/31/07
   -------------------------      ----------   ----------
Capital Appreciation
(Inception Date - 3/23/87)
 Beginning AUV..................  $   80.920   $   88.909
 Ending AUV.....................  $   88.909   $  111.969
 Ending Number of AUs (000).....     858,886      726,835
Government & Quality Bond
(Inception Date - 9/5/84)
 Beginning AUV..................  $   39.630   $   40.369
 Ending AUV.....................  $   40.369   $   42.311
 Ending Number of AUs (000).....     793,638      700,074
Growth
(Inception Date - 9/5/84)
 Beginning AUV..................  $   81.687   $   91.253
 Ending AUV.....................  $   91.253   $   99.157
 Ending Number of AUs (000).....   1,236,627    1,072,927
Growth and Income
(Inception Date - 3/23/87)
 Beginning AUV..................  $   34.141   $   37.427
 Ending AUV.....................  $   37.427   $   40.690
 Ending Number of AUs (000).....     446,412      368,914
High Yield*
 Beginning AUV..................         N/A          N/A
 Ending AUV.....................         N/A          N/A
 Ending Number of AUs (000).....         N/A          N/A
Money Market
(Inception Date - 12/31/84)
 Beginning AUV..................  $   20.247   $   20.789
 Ending AUV.....................  $   20.789   $   21.400
 Ending Number of AUs (000).....     596,146      574,250
Multi-Asset
(Inception Date - 3/23/87)
 Beginning AUV..................  $   35.634   $   37.864
 Ending AUV.....................  $   37.864   $   40.504
 Ending Number of AUs (000).....   1,150,010      980,546
Natural Resources
(Inception Date - 1/4/88)
 Beginning AUV..................  $   63.917   $   78.742
 Ending AUV.....................  $   78.742   $  108.864
 Ending Number of AUs (000).....     245,441      209,955
Strategic Multi-Asset
(Inception Date - 3/23/87)
 Beginning AUV..................  $   37.121   $   40.789
 Ending AUV.....................  $   40.789   $   46.923
 Ending Number of AUs (000).....     935,744      783,421


------------------------------

AUV -- Accumulation Unit Value.
 AU -- Accumulation Units.

* The High Yield Variable Portfolio was closed on December 21, 2001.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     APPENDIX B - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN
                             FEATURES AND BENEFITS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
      PROSPECTUS PROVISION                    AVAILABILITY OR VARIATION                   STATES
-------------------------------------------------------------------------------------------------------
 Premium Tax                       We deduct premium tax charges of 0.50% for       California
                                   qualified contracts and 2.35% for non-qualified
                                   contracts when you surrender your contract or
                                   begin the Income Phase.
-------------------------------------------------------------------------------------------------------
 Premium Tax                       We deduct premium tax charges of 0% for          Maine
                                   qualified contracts and 2.0% for non-qualified
                                   contracts when you make a Purchase Payment.
-------------------------------------------------------------------------------------------------------
 Premium Tax                       We deduct premium tax charges of 0% for          Nevada
                                   qualified contracts and 3.5% for non-qualified
                                   contracts when you surrender your contract or
                                   begin the Income Phase.
-------------------------------------------------------------------------------------------------------
 Premium Tax                       For the first $500,000 in the contract, we       South Dakota
                                   deduct premium tax charges of 0% for qualified
                                   contracts and 1.25% for non-qualified contracts
                                   when you make a Purchase Payment. For any
                                   amount in excess of $500,000 in the contract,
                                   we deduct front-end premium tax charges of 0%
                                   for qualified contracts and 0.80% for
                                   non-qualified contracts when you make a
                                   Purchase Payment.
-------------------------------------------------------------------------------------------------------
 Premium Tax                       We deduct premium tax charges of 1.0% for        West Virginia
                                   qualified contracts and 1.0% for non-qualified
                                   contracts when you surrender your contract or
                                   begin the Income Phase.
-------------------------------------------------------------------------------------------------------
 Premium Tax                       We deduct premium tax charges of 0% for          Wyoming
                                   qualified contracts and 1.0% for non-qualified
                                   contracts when you make a Purchase Payment.
-------------------------------------------------------------------------------------------------------

Please forward a copy (without charge) of the Statement of Additional Information concerning ICAP II Variable Annuity Contracts issued by AIG SunAmerica Life Assurance Company to:

              (Please print or type and fill in all information.)

------------------------------------------------------------------------------
  Name

------------------------------------------------------------------------------
  Address

------------------------------------------------------------------------------
  City/State/Zip

------------------------------------------------------------------------------

Date:                       Signed:
  -------------------       --------------------------------------------

Return to: AIG SunAmerica Life Assurance Company, Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------


             INDIVIDUAL FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS

                                    ISSUED BY
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                               IN CONNECTION WITH

                          VARIABLE ANNUITY ACCOUNT ONE
                            ICAP II VARIABLE ANNUITY










This Statement of Additional Information is not a prospectus; it should be read with the prospectus, dated May 1, 2008, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 445-SUN2 or writing us at:



                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299


                                  May 1, 2008

                                TABLE OF CONTENTS



                                                                            Page
                                                                            ----
Item

Separate Account...........................................................   2

General Account............................................................   3

Support Agreement Between the Company and AIG..............................   3

Performance Data...........................................................   3

Annuity Income Payments....................................................   5

Taxes......................................................................   7

Broker-Dealer Firms Receiving Revenue Sharing Payments ....................  17

Distribution of Contracts .................................................  18

Financial Statements ......................................................  18

                                SEPARATE ACCOUNT

         Variable Annuity Account One (the "Separate Account") was originally established by IR Life pursuant to Iowa insurance law on January 21, 1985. In fulfillment of the reinsurance agreement, the Separate Account was assumed intact by Anchor National Life Insurance Company ("Anchor National") on January 18, 1990 and reestablished under California insurance laws. In connection with the redomestication of Anchor National, the establishment of the Separate Account was ratified by the Company under Arizona insurance laws. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

         On September 24, 1990, Variable Annuity Account One(c) ("Separate Account(c)") was merged with and into the Separate Account. The Separate Account(c) was a Separate Account originally established by The Capitol Life Insurance Company, a subsidiary of IRI, pursuant to Colorado insurance law on September 23, 1986, and used to fund variable annuity contracts ("Capitol contracts") that are in all material respects identical to the contracts. The Capitol contracts were reinsured to IR Life and, on January 18, 1990, reinsured to us. As a result of the merger, the reinsured Capitol contracts are now funded through the Separate Account. As is the case with the contracts, the reinsured Capitol contracts were (and continue to be) ultimately funded by the Variable Portfolios of the Trust and by the general account of Anchor National. The merger did not affect any of the rights and obligations of the reinsured Capitol contract owners and Anchor National under the reinsured Capitol contracts or those of contract owners and Anchor National under the contracts. The merger did not affect those owners' contract values.


         Anchor National has since redomesticated to Arizona. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company (the "Company"). This was a name change only and did not affect the substance of any contract. The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a wholly owned subsidiary of AIG Retirement Services, Inc. (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which, through its subsidiaries, is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG's activities include general insurance, life insurance and retirement services, financial services and asset management. The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.


         The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

         The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one of the underlying funds. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the underlying funds. Values allocated to the Separate Account and the amount of variable income payments will vary with the values of shares of the underlying funds, and are also reduced by contract charges.

         The basic objective of a variable annuity contract is to provide variable income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the underlying funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their Variable Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

         Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable income payments).


                         AMERICAN HOME ASSURANCE COMPANY

         All references in this SAI to American Home Assurance Company ("American Home") apply to contracts with a date of issue of December 29, 2006 or earlier. American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc ("AIG").

                                GENERAL ACCOUNT

         The general account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to fixed and/or DCA (non-MVA) fixed account options available in connection with the general account, as elected by the owner at the time of purchasing a contract or when making a subsequent Purchase Payment. Assets supporting amounts allocated to fixed account options become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

         The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

                 SUPPORT AGREEMENT BETWEEN THE COMPANY AND AIG

         The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG on behalf of the Company.


                                PERFORMANCE DATA

         Performance data for the various Divisions of the Separate Account are determined in the manner described below.

Money Market Division


         Current yield is computed by first determining the Base Period Return attributable to a hypothetical Contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

         Base Period Return = (EV-SV-CMF)/(SV)

         where:

         SV =      value of one Accumulation Unit at the start of a 7 day period

         EV =      value of one Accumulation Unit at the end of the 7 day period

         CMF = an allocated portion of the $30 annual Contract Maintenance Fee, prorated for 7 days

         The change in the value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses incurred, during such 7 day period. The Contract Maintenance Fee is first allocated among the Divisions and the General Account so that each Division's allocated portion of the charge is proportional to the percentage of the number of Contract Owners' accounts that have money allocated to that Division. The portion of the Fee allocable to the Money Market Division is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical Contract bears to the value of an account of average size for Contracts funded by the Money Market Division. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

         The current yield is then obtained by annualizing the Base Period
Return:

                   Current Yield = (Base Period Return) x (365/7)

         The Money Market Division also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Money Market Division. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

                   Effective Yield = [(Base Period Return + 1)365/7 - 1].

         Net investment income for yield quotation purposes will not include either realized capital gains and losses or unrealized appreciation and depreciation, whether reinvested or not. The yield quotations also do not reflect any impact of premium taxes, transfer fees, or Withdrawal or Annuity Charges.

         The yields quoted should not be considered a representation of the yield of the Money Market Division in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Money Market Division and changes in interest rates on such investments, but also on factors such as a Contract Owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

         Yield information may be useful in reviewing the performance of the Money Market Division and for providing a basis for comparison with other investment alternatives. However, the Money Market Division's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

Other Divisions

         Divisions of the Separate Account including the Money Market Division compute their performance data as "total return."


         Total return for a Division represents a computed annual rate of return that, when compounded annually over the time period shown and applied to a hypothetical initial investment in a Contract funded by that Division made at the beginning of the period, will produce the same Contract Value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

                  P(1+T)n = ERV

         where:

                   P =     a hypothetical initial payment of $1000
                   T =     average annual total return
                   n =     number of years


           ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

         The total return figures given reflect the effects of both non-recurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Money Market Division, described above. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption in the case of the first of the two figures given in the table above for each Division and time period. Because the impact of Contract Maintenance Fees on a particular Contract Owner's account would generally have differed from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes, the total return experienced by an actual account over these same time periods would generally have been different from those given above. As with the Money Market Division yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.


                            ANNUITY INCOME PAYMENTS


Annuity Unit Value

         The value of an Annuity Unit is determined independently for each Separate Account Division.

         For each Division, the value of an Annuity Unit for any Valuation Period is determined by multiplying the Annuity Unit value for the immediately preceding Valuation Period by the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated and multiplying the result by an interest factor which offsets the effect of the investment earnings rate of five percent (5%) per annum that is assumed in the annuity table contained in the Contract.

         The net investment factor for each Division for a Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result where: (a) is the value of an Accumulation Unit from the applicable Division as of the end of the current Valuation Period; (b) is the value of an Accumulation Unit for the applicable Division as of the end of the immediately preceding Valuation Period; and (c) is a factor representing the daily charge for mortality and expense risks and administration of 1.40% per annum.


Amount of Annuity Income Payments

         The initial annuity income payment is determined by applying the Contract Value, less any premium tax, and less any Annuity Charge (if annuity option 3 is elected), to the annuity table specified in the Contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex and adjusted age of the Annuitant and joint Annuitant, if any. The adjusted age is determined from the actual age to the nearest birthday at the Annuity Date according to the table below. The Adjusted Age Table is used to correct for population mortality improvements over time.



                               ADJUSTED AGE TABLE

                          Adjustment                                        Adjustment
   Calendar               to Actual                Calendar                  to Actual
Year of Birth                Age                 Year of Birth                  Age
-------------             ----------             -------------              ----------
1899-1905                    +6                    1946-1951                    -1
1906-1911                    +5                    1952-1958                    -2
1912-1918                    +4                    1959-1965                    -3
1919-1925                    +3                    1966-1972                    -4
1926-1932                    +2                    1973-1979                    -5
1933-1938                    +1                    1980-1985                    -6
1939-1945                     0                    1986-1992                    -7

         The dollars applied are then divided by 1,000 and multiplied by the appropriate annuity factor to indicate the amount of the first income payment. That amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each income payment. The number of Annuity Units determined for the first income payment remains constant for the second and subsequent monthly payments.




Subsequent Monthly Annuity Income Payments

         The amount of the second and subsequent annuity income payments is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the Valuation Period next preceding the date on which each annuity income payment is due. The dollar amount of the first annuity income payment determined as above is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each annuity income payment. The number of Annuity Units determined for the first annuity income payment remains constant for the second and subsequent monthly annuity income payments.

                                      TAXES
                                      -----

GENERAL

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under a pension plan, a specially sponsored employer program, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another qualified contract.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.


WITHHOLDING TAX ON DISTRIBUTIONS

Generally, you have not paid any federal taxes on the Purchase Payments used to buy a qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a qualified contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:

         o   after attainment of age 59 1/2;

         o   when paid to your beneficiary after you die;

         o   after you become disabled (as defined in the IRC);

         o as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

         o payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

         o dividends paid with respect to stock of a corporation described in IRC Section 404(k);

         o for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

         o payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

         o for payment of health insurance if you are unemployed and meet certain requirements;

         o   distributions from IRAs for higher education expenses;

         o   distributions from IRAs for first home purchases;

         o amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply.

The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty between September 11, 2001 and December 31, 2007 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers which are federal tax-free.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract. For eligible rollover distributions" from contracts issued under certain types of qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct "trustee-to- trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived. An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code (4) distribution of contributions to a qualified contract which were made in excess of the applicable contribution limit. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section. Only (1) the participant, or, (2) in the case of the participant's death, the participant's surviving spouse, or (3) in the case of a domestic relations order, the participant's spouse or ex-spouse may roll over a distribution into a plan of the participant's own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into an Inherited IRA. An Inherited IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Inherited IRA in a direct "trustee-to-trustee" transfer. Inherited IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).

Beginning in 2008, subject to federal income limitations, funds in a qualified contract may be rolled directly over to a Roth IRA.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.


DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-qualified variable annuity contracts. These requirements generally do not apply to qualified contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."


NON-NATURAL OWNERS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person or to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS

The Code provides that multiple Non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-qualified annuity contract from the same issuer in any calendar year.


TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS

Generally, a qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.)


TAX TREATMENT OF GIFTING, ASSIGNING OR TRANSFERRING OWNERSHIP OF A NON-QUALIFIED CONTRACT

Under IRC Section 72(e)(4)(c), if you transfer ownership of your Non-qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Non-qualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn.

The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.


FEDERAL WITHDRAWAL RESTRICTIONS FROM QUALIFIED CONTRACTS

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of Section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan;
(3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one qualified contract to another investment option under the same plan, or to another contract or account of the same plan type or from a qualified plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan. On July 26, 2007, the Department of the Treasury published final 403(b) regulations that are largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers AND exchanges (both referred to below as "transfers") of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that do not comply with these new rules can become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account THAT IS NOT PART OF THE EMPLOYER'S 403(b) PLAN (OTHER THAN A TRANSFER TO A CONTRACT OR CUSTODIAL ACCOUNT IN A DIFFERENT PLAN), and the provider and employer fail to enter into an information sharing agreement by January 1, 2009, the TRANSFER would be considered a "failed" TRANSFER that is subject to tax. Additional guidance issued by the IRS generally permits a failed TRANSFER to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is PART OF THE EMPLOYER'S 403(b) PLAN or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

You may wish to discuss the new regulations and/or the general information above with your tax advisor.


PARTIAL 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES

Section 1035 of the Code provides that a Non-qualified annuity contract may be exchanged in a tax-free transaction for another Non-qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS's acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.


QUALIFIED PLANS

The contracts offered by this prospectus are designed to be available for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from qualified contracts.


(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees, for federal tax purposes, until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2007 is the lesser of 100% of includible compensation or $15,500. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $5,000 in 2008 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2008 may not exceed the lesser of $46,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.


(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2008 is the lesser of $5,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2008. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment. If neither the Owner or the Owner's spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income, The rules concerning what constitutes "coverage" are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590 for more details. The effect of income on the deduction, is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer's plan. If you and your spouse are filing jointly and have a modified AGI of less than $85,000, your contribution may be fully deductible; if your income is between $85,000 and $95,000, your contribution may be partially deductible and if your income is $95,000 or more, your contribution may not be deductible. If you are single and your income is less than $53,000, your contribution may be fully deductible; if your income is between $53,000 and $63,000, your contribution may be partially deductible and if your income is $63,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible.


(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2008 is the lesser of $5,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2008. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can make a full or partial contribution to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $169,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $116,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

Conversions or rollovers from qualified plans into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.


(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; investing and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.


(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.


ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 AND PENSION PROTECTION ACT OF 2006

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expanded the range of eligible tax-free rollover distributions that may be made among qualified plans and increased contribution limits applicable to these plans. The changes made to the IRC by EGTRRA were scheduled to expire on December 31, 2010. The Pension Protection Act of 2006 made permanent those provisions of EGTRRA relating to IRAs and employer sponsored plans.

                               BROKER-DEALER FIRMS
                       RECEIVING REVENUE SHARING PAYMENTS

The following list includes the names of member firms of the FINRA (or their affiliated broker-dealers) that we believe received a revenue sharing payment of more than $5,000 as of the calendar year ending December 31, 2007, from AIG SunAmerica Life Assurance Company and First SunAmerica Life Insurance Company. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

Advantage Capital Corporation
A.G. Edwards & Sons, Inc.
AIG Financial Advisors
American General Securities
AmTrust Investment Services, Inc.
BancWest Investment Services, Inc.
Citigroup Global Markets Inc.
CCO Investment Services Corp.
Compass Brokerage, Inc.
CUSO Financial Services, L.P.
Edward D. Jones & Co., L.P.
Ferris, Baker Watts Incorporated
First Citizens Investor Services, Inc.
First Financial Securities, Inc.
FSC Securities Corp.
Jefferson Pilot Securities Corporation
J.J.B. Hilliard, W.L. Lyons, Inc.
KNBT Securities, Inc.
LaSalle Financial Services, Inc.
LPL Financial Corporation
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Keegan & Company, Inc.
Morgan Stanley & Co., Incorporated
Mutual Service Corporation
NFP Securities, Inc.
RBC Capital Markets Corporation
Raymond James & Associates, Inc.
Royal Alliance Associates, Inc.
Securities America, Inc.
UBS Financial Services Inc.
Uvest Financial Services Inc.
WAMU Investments, Inc.
Wescom Financial Services
Vision Investment Services, Inc.

We will update this list annually; interim arrangements may not be reflected. You are encouraged to review the prospectus for each Underlying Fund for any other compensation arrangements pertaining to the distribution of Underlying Fund shares.

Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

                            DISTRIBUTION OF CONTRACTS
                            -------------------------


     The contracts are offered on a continuous basis through AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority, formerly known as the National Association of Securities Dealers, Inc. The Company and AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG Retirement Services, Inc. No underwriting fees are paid in connection with the distribution of the contracts.



                              FINANCIAL STATEMENTS
                              --------------------


The following financial statements of Variable Annuity Account One are included in this Statement of Additional Information:
        -  Report of Independent Registered Public Accounting Firm
        -  Statement of Assets and Liabilities as of December 31, 2007
        -  Schedule of Portfolio Investments as of December 31, 2007
        -  Statement of Operations for the year ended December 31, 2007
        - Statement of Changes in Net Assets for the years ended December 31, 2007 and 2006
        -  Notes to Financial Statements

The following consolidated financial statements of AIG SunAmerica Life Assurance Company are included in this Statement of Additional Information:
        -  Report of Independent Registered Public Accounting Firm
        -  Consolidated Balance Sheet as of December 31, 2007 and 2006
        - Consolidated Statement of Income and Comprehensive Income for the years ended December 31, 2007, 2006 and 2005
        - Consolidated Statement of Cash Flows for the years ended December 31, 2007, 2006 and 2005
        -  Notes to Consolidated Financial Statements


The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts.


The following statutory financial statements of American Home Assurance Company are included in this Statement of Additional Information:
        -  Report of Independent Auditors
        - Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2007 and 2006
        - Statements of Income and Changes in Capital and Surplus for the years ended December 31, 2007, 2006 and 2005
        - Statements of Cash Flow for the years ended December 31, 2007, 2006 and 2005
        -  Notes to Statutory Basis Financial Statements

You should only consider the statutory financial statements of American Home that we include in this Statement of Additional Information as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee of insurance obligations under contracts issued prior to December 29, 2006 ("Point of Termination"). Contracts with an issue date after the Point of Termination are not covered by the American Home guarantee.

PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and the Company. PricewaterhouseCoopers, LLP, 300 Madison Avenue, New York, New York 10017, serves as the independent auditors for American Home Assurance Company. The audited financial statements referred to above are included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                          VARIABLE ANNUITY ACCOUNT ONE

                                       OF

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                              FINANCIAL STATEMENTS

                           DECEMBER 31, 2007 AND 2006

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2007 AND 2006

                                    CONTENTS

Report of Independent Registered Public Accounting Firm ...................    1
Statement of Assets and Liabilities, December 31, 2007.....................    2
Schedule of Portfolio Investments, December 31, 2007.......................    4
Statement of Operations, for the year ended December 31, 2007..............    5
Statement of Changes in Net Assets, for the year ended December 31, 2007...    7
Statement of Changes in Net Assets, for the year ended December 31, 2006...    9
Notes to Financial Statements  ............................................   11

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of AIG SunAmerica Life Assurance Company and the Contractholders of its separate account, Variable Annuity Account One

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account One, a separate account of AIG SunAmerica Life Assurance Company (the "Separate Account") at December 31, 2007, and the results of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Los Angeles, California
April 24, 2008

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                  Capital                    Natural     Growth and   Strategic
                                               Appreciation     Growth      Resources      Income    Multi-Asset
                                                 Portfolio     Portfolio    Portfolio    Portfolio    Portfolio
                                                 (Class 1)     (Class 1)    (Class 1)    (Class 1)    (Class 1)
                                               ------------  ------------  -----------  -----------  -----------
Assets:
   Investments in shares of Anchor Series
   Trust, at net asset value                    $81,382,943  $106,388,474  $22,856,249  $15,011,146  $36,759,522
                                                -----------  ------------  -----------  -----------  -----------
Liabilities:                                              0             0            0            0            0
                                                -----------  ------------  -----------  -----------  -----------
Net assets:                                     $81,382,943  $106,388,474  $22,856,249  $15,011,146  $36,759,522
                                                ===========  ============  ===========  ===========  ===========
   Accumulation units                            79,967,636   104,593,330   22,551,721   14,814,620   36,303,072
   Contracts in payout (annuitization) period     1,415,307     1,795,144      304,528      196,526      456,450
                                                -----------  ------------  -----------  -----------  -----------
      Total net assets                          $81,382,943  $106,388,474  $22,856,249  $15,011,146  $36,759,522
                                                ===========  ============  ===========  ===========  ===========
Accumulation units outstanding                      726,835     1,072,927      209,955      368,914      783,421
                                                ===========  ============  ===========  ===========  ===========
Unit value of accumulation units                $    111.97  $      99.16  $    108.86  $     40.69  $     46.92
                                                ===========  ============  ===========  ===========  ===========

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007
                                   (Continued)

                                                             Government
                                                                 and
                                               Multi-Asset  Quality Bond  Money Market
                                                Portfolio     Portfolio     Portfolio
                                                (Class 1)     (Class 1)     (Class 1)
                                               -----------  ------------  ------------
Assets:
   Investments in shares of Anchor Series
   Trust, at net asset value                   $39,715,911   $29,621,201   $12,288,890
                                               -----------   -----------   -----------
Liabilities:                                             0             0             0
                                               -----------   -----------   -----------
Net assets:                                    $39,715,911   $29,621,201   $12,288,890
                                               ===========   ===========   ===========
   Accumulation units                           38,715,096    28,567,652    11,631,966
   Contracts in payout (annuitization) period    1,000,815     1,053,549       656,924
                                               -----------   -----------   -----------
      Total net assets                         $39,715,911   $29,621,201   $12,288,890
                                               ===========   ===========   ===========
Accumulation units outstanding                     980,546       700,074       574,250
                                               ===========   ===========   ===========
Unit value of accumulation units               $     40.50   $     42.31   $     21.40
                                               ===========   ===========   ===========

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2007

                                                        Net Asset Value     Net Asset
Variable Accounts                            Shares        Per Share          Value          Cost
-----------------                          ----------   ---------------   ------------   -----------
ANCHOR SERIES TRUST (Class 1):
   Capital Appreciation Portfolio           1,761,922        $46.19       $ 81,382,943   $59,880,117
   Growth Portfolio                         3,792,076         28.06        106,388,474    96,660,313
   Natural Resources Portfolio                328,753         69.52         22,856,249    12,162,143
   Growth and Income Portfolio              1,401,281         10.71         15,011,146    17,751,251
   Strategic Multi-Asset Portfolio          3,625,702         10.14         36,759,522    33,932,074
   Multi-Asset Portfolio                    5,467,697          7.26         39,715,911    52,190,872
   Government and Quality Bond Portfolio    1,968,692         15.05         29,621,201    28,594,989
   Money Market Portfolio                  12,288,890          1.00         12,288,890    12,288,890

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2007

                                                  Capital                    Natural     Growth and   Strategic
                                               Appreciation     Growth      Resources      Income    Multi-Asset
                                                 Portfolio     Portfolio    Portfolio    Portfolio    Portfolio
                                                 (Class 1)     (Class 1)    (Class 1)    (Class 1)    (Class 1)
                                               ------------  ------------  -----------  -----------  -----------
Investment income:
   Dividends                                   $    266,033  $    782,683  $   229,612  $    90,729  $        --
                                               ------------  ------------  -----------  -----------  -----------
Expenses:
   Charges for distribution, mortality and
      expense risk                               (1,095,721)   (1,575,131)    (292,804)    (227,582)    (521,594)
                                               ------------  ------------  -----------  -----------  -----------
Net investment income (loss)                       (829,688)     (792,448)     (63,192)    (136,853)    (521,594)
                                               ------------  ------------  -----------  -----------  -----------
Net realized gains (losses) from securities
   transactions:
   Proceeds from shares sold                     14,957,671    18,351,712    5,720,018    3,837,205    7,690,147
   Cost of shares sold                          (11,096,973)  (15,426,740)  (2,953,837)  (4,395,205)  (7,301,529)
                                               ------------  ------------  -----------  -----------  -----------
Net realized gains (losses) from securities
   transactions                                   3,860,698     2,924,972    2,766,181     (558,000)     388,618
Realized gain distributions                       8,705,341    11,895,434    1,008,354    1,814,238    2,952,358
                                               ------------  ------------  -----------  -----------  -----------
Net realized gains                               12,566,039    14,820,406    3,774,535    1,256,238    3,340,976
                                               ------------  ------------  -----------  -----------  -----------
Net unrealized appreciation (depreciation) of
   investments:
   Beginning of period                           15,275,414    14,269,439    7,714,851   (3,035,891)     436,137
   End of period                                 21,502,826     9,728,161   10,694,106   (2,740,105)   2,827,448
                                               ------------  ------------  -----------  -----------  -----------
Change in net unrealized appreciation
   (depreciation) of investments                  6,227,412    (4,541,278)   2,979,255      295,786    2,391,311
                                               ------------  ------------  -----------  -----------  -----------
Increase in net assets from operations         $ 17,963,763  $  9,486,680  $ 6,690,598  $ 1,415,171  $ 5,210,693
                                               ============  ============  ===========  ===========  ===========

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2007
                                   (Continued)

                                                              Government
                                                                  and
                                                Multi-Asset  Quality Bond  Money Market
                                                 Portfolio     Portfolio     Portfolio
                                                 (Class 1)     (Class 1)     (Class 1)
                                               ------------  ------------  ------------
Investment income:
   Dividends                                   $    762,453  $ 1,118,517   $   538,227
                                               ------------  -----------   -----------
Expenses:
   Charges for distribution, mortality and
      expense risk                                 (588,414)    (422,780)     (175,329)
                                               ------------  -----------   -----------
Net investment income (loss)                        174,039      695,737       362,898
                                               ------------  -----------   -----------
Net realized gains (losses) from securities
   transactions:
   Proceeds from shares sold                      7,438,334    5,249,090     5,958,425
   Cost of shares sold                           (9,667,499)  (5,126,227)   (5,958,425)
                                               ------------  -----------   -----------
Net realized gains (losses) from securities
   transactions                                  (2,229,165)     122,863             0
Realized gain distributions                       2,955,491            0             0
                                               ------------  -----------   -----------
Net realized gains                                  726,326      122,863             0
                                               ------------  -----------   -----------
Net unrealized appreciation (depreciation) of
   investments:
   Beginning of period                          (14,456,802)     447,934             0
   End of period                                (12,474,961)   1,026,212             0
                                               ------------  -----------   -----------
Change in net unrealized appreciation
   (depreciation) of investments                  1,981,841      578,278             0
                                               ------------  -----------   -----------
Increase in net assets from operations         $  2,882,206  $ 1,396,878   $   362,898
                                               ============  ===========   ===========

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2007

                                                  Capital                     Natural     Growth and   Strategic
                                               Appreciation     Growth       Resources      Income    Multi-Asset
                                                 Portfolio     Portfolio     Portfolio    Portfolio    Portfolio
                                                 (Class 1)     (Class 1)     (Class 1)    (Class 1)    (Class 1)
                                               ------------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                $   (829,688) $   (792,448) $   (63,192)  $  (136,853) $  (521,594)
   Net realized gains                            12,566,039    14,820,406    3,774,535     1,256,238    3,340,976
   Change in net unrealized appreciation
      (depreciation) of investments               6,227,412    (4,541,278)   2,979,255       295,786    2,391,311
                                               ------------  ------------  -----------   -----------  -----------
   Increase in net assets from operations        17,963,763     9,486,680    6,690,598     1,415,171    5,210,693
                                               ------------  ------------  -----------   -----------  -----------
From capital transactions:
   Net proceeds from units sold                     591,488       657,228      153,939       180,820      258,341
   Cost of units redeemed                       (12,033,087)  (14,916,081)  (3,449,861)   (2,340,907)  (6,277,675)
   Net transfers                                 (1,451,817)   (1,577,660)     147,938      (936,779)    (565,322)
   Contract maintenance charge                      (50,527)     (107,793)     (12,733)      (14,838)     (33,368)
                                               ------------  ------------  -----------   -----------  -----------
   Decrease in net assets from capital
      transactions                              (12,943,943)  (15,944,306)  (3,160,717)   (3,111,704)  (6,618,024)
                                               ------------  ------------  -----------   -----------  -----------
Increase (decrease) in net assets                 5,019,820    (6,457,626)   3,529,881    (1,696,533)  (1,407,331)
Net assets at beginning of period                76,363,123   112,846,100   19,326,368    16,707,679   38,166,853
                                               ------------  ------------  -----------   -----------  -----------
Net assets at end of period                    $ 81,382,943  $106,388,474  $22,856,249   $15,011,146  $36,759,522
                                               ============  ============  ===========   ===========  ===========
ANALYSIS OF INCREASE (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                                         6,185         6,805        1,674         4,662        6,129
   Units redeemed                                  (123,473)     (154,250)     (37,371)      (59,514)    (145,667)
   Units transferred                                (14,763)      (16,255)         211       (22,646)     (12,785)
                                               ------------  ------------  -----------   -----------  -----------
Decrease in units outstanding                      (132,051)     (163,700)     (35,486)      (77,498)    (152,323)
Beginning units                                     858,886     1,236,627      245,441       446,412      935,744
                                               ------------  ------------  -----------   -----------  -----------
Ending units                                        726,835     1,072,927      209,955       368,914      783,421
                                               ============  ============  ===========   ===========  ===========

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2007
                                   (Continued)

                                                            Government and
                                               Multi-Asset   Quality Bond   Money Market
                                                Portfolio      Portfolio      Portfolio
                                                (Class 1)      (Class 1)      (Class 1)
                                               -----------  --------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                $   174,039   $    695,737   $    362,898
   Net realized gains                              726,326        122,863              0
   Change in net unrealized appreciation
      (depreciation) of investments              1,981,841        578,278              0
                                               -----------   ------------   ------------
   Increase in net assets from operations        2,882,206      1,396,878        362,898
                                               -----------   ------------   ------------
From capital transactions:
   Net proceeds from units sold                    338,035        210,685         64,199
   Cost of units redeemed                       (6,648,374)    (4,673,734)    (3,634,816)
   Net transfers                                  (357,659)       687,050      3,133,451
   Contract maintenance charge                     (42,763)       (38,344)       (29,956)
                                               -----------   ------------   ------------
   Decrease in net assets from capital
      transactions                              (6,710,761)    (3,814,343)      (467,122)
                                               -----------   ------------   ------------
Increase (decrease) in net assets               (3,828,555)    (2,417,465)      (104,224)
Net assets at beginning of period               43,544,466     32,038,666     12,393,114
                                               -----------   ------------   ------------
Net assets at end of period                    $39,715,911   $ 29,621,201   $ 12,288,890
                                               ===========   ============   ============
ANALYSIS OF INCREASE (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                                        8,589          5,103          3,058
   Units redeemed                                 (169,192)      (115,101)      (173,514)
   Units transferred                                (8,861)        16,434        148,560
                                               -----------   ------------   ------------
Decrease in units outstanding                     (169,464)       (93,564)       (21,896)
Beginning units                                  1,150,010        793,638        596,146
                                               -----------   ------------   ------------
Ending units                                       980,546        700,074        574,250
                                               ===========   ============   ============

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2006

                                                  Capital                     Natural     Growth and   Strategic
                                               Appreciation      Growth      Resources      Income    Multi-Asset
                                                 Portfolio     Portfolio     Portfolio    Portfolio    Portfolio
                                                 (Class 1)     (Class 1)     (Class 1)    (Class 1)    (Class 1)
                                               ------------  -------------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                $   (964,046) $    (902,099) $  (157,850) $  (145,306) $    43,211
   Net realized gains                             2,211,222     12,448,879    3,650,734    1,086,995        5,174
   Change in net unrealized appreciation
      (depreciation) of investments               6,014,791        950,957      378,192      566,647    3,515,763
                                               ------------  -------------  -----------  -----------  -----------
   Increase in net assets from operations         7,261,967     12,497,737    3,871,076    1,508,336    3,564,148
                                               ------------  -------------  -----------  -----------  -----------
From capital transactions:
   Net proceeds from units sold                     730,706        631,218      191,256      138,764      315,813
   Cost of units redeemed                       (10,904,211)   (15,952,938)  (2,172,452)  (2,658,235)  (4,087,550)
   Net transfers                                     74,726     (1,135,364)  (1,383,023)     450,454      226,053
   Contract maintenance charge                      (48,240)       (81,970)     (10,769)     (13,077)     (30,569)
                                               ------------  -------------  -----------  -----------  -----------
   Decrease in net assets from capital
      transactions                              (10,147,019)   (16,539,054)  (3,374,988)  (2,082,094)  (3,576,253)
                                               ------------  -------------  -----------  -----------  -----------
Increase (decrease) in net assets                (2,885,052)    (4,041,317)     496,088     (573,758)     (12,105)
Net assets at beginning of period                79,248,175    116,887,417   18,830,280   17,281,437   38,178,958
                                               ------------  -------------  -----------  -----------  -----------
Net assets at end of period                    $ 76,363,123  $ 112,846,100  $19,326,368  $16,707,679  $38,166,853
                                               ============  =============  ===========  ===========  ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                                         8,558          7,368        2,561        3,920        8,148
   Units redeemed                                  (129,921)      (188,104)     (29,931)     (75,889)    (106,888)
   Units transferred                                    914        (13,548)     (21,797)      12,215        5,949
                                               ------------  -------------  -----------  -----------  -----------
Decrease in units outstanding                      (120,449)      (194,284)     (49,167)     (59,754)     (92,791)
Beginning units                                     979,335      1,430,911      294,608      506,166    1,028,535
                                               ------------  -------------  -----------  -----------  -----------
Ending units                                        858,886      1,236,627      245,441      446,412      935,744
                                               ============  =============  ===========  ===========  ===========

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2006
                                   (Continued)

                                                            Government and
                                               Multi-Asset   Quality Bond   Money Market
                                                Portfolio      Portfolio      Portfolio
                                                (Class 1)      (Class 1)      (Class 1)
                                               -----------  --------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                $   107,762   $   743,035    $   344,349
   Net realized gains                            1,411,715        93,887              0
   Change in net unrealized appreciation
      (depreciation) of investments              1,135,660      (255,090)             0
                                               -----------   -----------    -----------
   Increase in net assets from operations        2,655,137       581,832        344,349
                                               -----------   -----------    -----------
From capital transactions:
   Net proceeds from units sold                    442,044       167,180         72,842
   Cost of units redeemed                       (6,053,092)   (4,919,152)    (3,326,994)
   Net transfers                                  (709,613)     (693,025)     2,536,763
   Contract maintenance charge                     (37,292)      (28,979)       (20,470)
                                               -----------   -----------    -----------
   Decrease in net assets from capital
      transactions                              (6,357,953)   (5,473,976)      (737,859)
                                               -----------   -----------    -----------
Increase (decrease) in net assets               (3,702,816)   (4,892,144)      (393,510)
Net assets at beginning of period               47,247,282    36,930,810     12,786,624
                                               -----------   -----------    -----------
Net assets at end of period                    $43,544,466   $32,038,666    $12,393,114
                                               ===========   ===========    ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                                       11,990         4,231          3,554
   Units redeemed                                 (168,385)     (124,930)      (162,995)
   Units transferred                               (19,489)      (17,556)       124,060
                                               -----------   -----------    -----------
Decrease in units outstanding                     (175,884)     (138,255)       (35,381)
Beginning units                                  1,325,894       931,893        631,527
                                               -----------   -----------    -----------
Ending units                                     1,150,010       793,638        596,146
                                               ===========   ===========    ===========

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

     Variable Annuity Account One of AIG SunAmerica Life Assurance Company (the "Separate Account") is an investment account of AIG SunAmerica Life Assurance (the "Company"). The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a subsidiary of AIG Retirement Services, Inc., the retirement services and asset management organization within American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings and asset management. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

     The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is AIG SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of the contracts. The Separate Account offers the ICAP II Variable Annuity product.

     The Separate Account is composed of eight variable portfolios (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of a designated portfolio of the Anchor Series Trust ("Anchor Trust"). The Anchor Trust is a diversified open-ended investment company, affiliated with the Company, which retains investment advisers to assist in the investment activities of the Anchor Trust. Participants may elect to have investments allocated to a guaranteed-interest fund of the Company (the "General Account"), which is not a part of the Separate Account. The financial statements include balances allocated by the participants to the eight Variable Accounts and do not include balances allocated to the General Account.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT ACCOUNTING AND VALUATION: The investments are stated at the net asset value of each of the portfolios of the Anchor Trust as determined at the close of the business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Anchor Trust are recognized at the date of sale and are determined on a first-in, first-out basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

     Effective January 1, 2007, the Separate Account changed its method of determining cost of investments sold by the Anchor Trust from an average cost method to the first-in, first-out method. Management believes that the first-in, first-out method is more commonly used for financial reporting by separate accounts and is a preferable method of accounting. Since investments are stated at net asset value of each of the portfolios of the Anchor Trust, which value their investment securities at fair value, the change has no impact on net assets. The change in method of determining cost of investments sold will result in a reclassification between realized gains and losses and unrealized appreciation and depreciation of investments, beginning January 1, 2007, with no impact on the total increase (decrease) in net assets from operations. Since records of purchases and sales of investments are not readily available for prior periods, it is impracticable to determine the prior periods reclassification between realized gains and losses and unrealized appreciation and depreciation of investments.

     FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

     USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

     RESERVES FOR CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: Net assets allocated to contracts in the payout period are based on the Annuity 2000 Mortality Table, the 1971 Individual Annuity Mortality Table and the 1983(a) Individual Mortality Table depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions. An assumed interest rate of 5% is used in determining annuity payments.

     The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of the annuitant than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

     Annuity benefit payments are recorded as redemptions in the accompanying Statement of Changes in Net Assets.

     RECENT ACCOUNTING STANDARDS: In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (the "Statement"). This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Separate Account will adopt this guidance effective January 1, 2008. The Separate Account's adoption of this guidance is not expected to have a material effect on the Separate Account's financial position and results of operations.

3.   CHARGES AND DEDUCTIONS

     Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

     WITHDRAWAL CHARGE: The contract provides that in the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on a table of charges applicable to the contracts, with a maximum charge of 5% of any amount withdrawn that exceeds the free withdrawal amount, and are recorded as redemptions in the accompanying Statement of Changes in Net Assets.

     ANNUITY CHARGE: There may be an annuity charge in the event the contract is switched to the payout phase. Option 1 for payouts provides a life income with installments guaranteed, Option 2 provides a joint and survivor annuity, and Option 3 provides income for a specified period. No annuity charge is assessed if Option 1 or Option 2 is elected. If Option 3 is elected, an annuity charge equal to the withdrawal charge if the contract were surrendered may be applied. No annuity charge will be assessed if Option 3 is elected by a beneficiary under the death benefit. Annuity charges are recorded as redemptions in the accompanying Statement of Changes in Net Assets.

     CONTRACT MAINTENANCE CHARGE: An annual contract maintenance charge of $30 is charged, which reimburses the Company for expenses incurred in establishing and maintaining records relating to the contracts. The contract maintenance charge is assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge is assessed as of the date of surrender, and deducted from that withdrawal. The contract maintenance charge is recorded in the accompanying Statement of Changes in Net Assets.

     TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas), depending on the contract provisions, may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.   CHARGES AND DEDUCTIONS (continued)

     SEPARATE ACCOUNT ANNUAL CHARGE: The Company deducts a separate account annual charge comprised of mortality and expense risk charges and distribution expense charges, computed on a daily basis. The total annual rate of the net asset value of each portfolio is 1.40%. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract. The distribution expense charge is deducted at an annual rate of 0.15% of the net asset value of each portfolio and is included in the respective separate account annual charge rate. It is for all expenses associated with the distribution of the contract. If this charge is not sufficient to cover the cost of distributing the contract, the Company will bear the loss.

     PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. The rate will range up to 3.5%. Some states assess premium taxes at the time purchase payments are made; whereas some states assess premium taxes at the time annuity payments begin or at the time of surrender. Certain states do not assess premium taxes. The Company currently deducts premium taxes at the time of surrender or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred or upon payment of the death benefit. Premium taxes are recorded as redemptions on the Statement of Changes in Net Assets.

     SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

4.   PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of the Anchor Trust's shares acquired and the aggregate proceeds from shares sold during the year ended December 31, 2007 consist of the following:

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.   PURCHASES AND SALES OF INVESTMENTS (continued)

                                        Cost of Shares   Proceeds from
Variable Accounts                          Acquired       Shares Sold
-----------------                       --------------   -------------
ANCHOR TRUST (Class 1):
Capital Appreciation Portfolio            $ 9,889,381     $14,957,671
Growth Portfolio                           13,510,392      18,351,712
Natural Resources Portfolio                 3,504,463       5,720,018
Growth and Income Portfolio                 2,402,886       3,837,205
Strategic Multi-Asset Portfolio             3,502,887       7,690,147
Multi-Asset Portfolio                       3,857,103       7,438,334
Government and Quality Bond Portfolio       2,130,484       5,249,090
Money Market Portfolio                      5,854,201       5,958,425

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   UNIT VALUES

     A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2007, 2006, 2005, 2004, and 2003, follows:

                    At December 31                   For the Year Ended December 31
       ----------------------------------------   -----------------------------------
                                                              Investment
                        Unit        Net Assets     Expense      Income        Total
Year     Units     Fair Value ($)       ($)       Ratio (1)    Ratio (2)   Return (3)
----   ---------   --------------   -----------   ---------   ----------   ----------
Capital Appreciation Portfolio (Class 1)
2007     726,835       111.97        81,382,943     1.40%       0.34%       25.94%
2006     858,886        88.91        76,363,123     1.40%       0.14%        9.87%
2005     979,335        80.92        79,248,175     1.40%       0.29%       10.09%
2004   1,177,139        73.50        86,521,196     1.40%       0.00%        7.59%
2003   1,410,853        68.31        96,380,738     1.40%       0.00%       30.41%

Growth Portfolio (Class 1)
2007   1,072,927        99.16       106,388,474     1.40%       0.70%        8.66%
2006   1,236,627        91.25       112,846,100     1.40%       0.61%       11.71%
2005   1,430,911        81.69       116,887,417     1.40%       0.87%        5.63%
2004   1,638,685        77.33       126,719,751     1.40%       0.55%        9.31%
2003   1,866,128        70.74       132,015,057     1.40%       0.55%       28.12%

Natural Resources Portfolio (Class 1)
2007     209,955       108.86        22,856,249     1.40%       1.08%       38.25%
2006     245,441        78.74        19,326,368     1.40%       0.61%       23.19%
2005     294,608        63.92        18,830,280     1.40%       0.48%       44.08%
2004     283,334        44.36        12,568,745     1.40%       0.76%       23.31%
2003     271,802        35.97         9,777,886     1.40%       0.71%       45.66%

Growth and Income Portfolio (Class 1)
2007     368,914        40.69        15,011,146     1.40%       0.56%        8.72%
2006     446,412        37.43        16,707,679     1.40%       0.52%        9.62%
2005     506,166        34.14        17,281,437     1.40%       0.92%        3.38%
2004     578,981        33.03        19,121,077     1.40%       0.50%        4.66%
2003     680,992        31.56        21,489,156     1.40%       0.60%       24.43%

Strategic Multi-Asset Portfolio (Class 1)
2007     783,421        46.92        36,759,522     1.40%       0.00%       15.04%
2006     935,744        40.79        38,166,853     1.40%       1.51%        9.88%
2005   1,028,535        37.12        38,178,958     1.40%       0.69%        7.53%
2004   1,153,007        34.52        39,802,644     1.40%       2.08%        9.63%
2003   1,297,298        31.49        40,848,328     1.40%       1.01%       27.45%

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   UNIT VALUES (continued)

                    At December 31                   For the Year Ended December 31
       ----------------------------------------   -----------------------------------
                                                              Investment
                        Unit        Net Assets     Expense      Income        Total
Year     Units     Fair Value ($)       ($)       Ratio (1)    Ratio (2)   Return (3)
----   ---------   --------------   -----------   ---------   ----------   ----------
Multi-Asset Portfolio (Class 1)
2007     980,546        40.50        39,715,911     1.40%       1.82%        6.97%
2006   1,150,010        37.86        43,544,466     1.40%       1.64%        6.26%
2005   1,325,894        35.63        47,247,282     1.40%       1.85%        2.42%
2004   1,561,606        34.79        54,332,180     1.40%       1.73%        3.21%
2003   1,801,693        33.71        60,738,152     1.40%       2.28%       15.28%

Government and Quality Bond Portfolio (Class 1)
2007     700,074        42.31        29,621,201     1.40%       3.71%        4.81%
2006     793,638        40.37        32,038,666     1.40%       3.59%        1.87%
2005     931,893        39.63        36,930,810     1.40%       3.77%        1.21%
2004   1,114,432        39.16        43,636,633     1.40%       4.63%        1.97%
2003   1,320,128        38.40        50,692,337     1.40%       3.94%        1.09%

Money Market Portfolio (Class 1)
2007     574,250        21.40        12,288,890     1.40%       4.31%        2.94%
2006     596,146        20.79        12,393,114     1.40%       4.07%        2.67%
2005     631,527        20.25        12,786,624     1.40%       2.22%        0.84%
2004     757,922        20.08        15,218,765     1.40%       0.33%       -1.06%
2003     872,401        20.29        17,704,310     1.40%       0.33%       -1.09%

(1) These amounts represent the annualized contract expenses of the variable account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying investment portfolios have been excluded. For additional information on charges and deductions, see footnote 3.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the variable account from the underlying investment portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable account is affected by the timing of the declaration of dividends by the underlying investment portfolio in which the variable account invests. The average net assets are calculated by adding ending net asset balances at the end of each month of the year and dividing it by the number of months that the portfolio had an ending asset balance during the year.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying investment portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                 INDEX TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                                         Page
                                                                       Number(s)
                                                                       ---------
Report of Independent Registered Public Accounting Firm                    --

Consolidated Balance Sheet - December 31, 2007 and 2006                 1 to 2

Consolidated Statement of Income and Comprehensive Income -
Years Ended December 31, 2007, 2006 and 2005                            3 to 4

Consolidated Statement of Cash Flows - Years Ended
December 31, 2007, 2006 and 2005                                        5 to 6

Notes to Consolidated Financial Statements                              7 to 36

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AIG SunAmerica Life Assurance Company:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of AIG SunAmerica Life Assurance Company (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Los Angeles, California
April 24, 2008

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET
                                  DECEMBER 31,

                                                                             2007          2006
                                                                         -----------   -----------
                                                                               (in thousands)
ASSETS
Investments and cash:
   Cash and short-term investments                                       $   323,925   $   167,722
   Fixed maturities available for sale, at fair value (amortized cost:
      2007, $3,620,749; 2006, $3,946,612)                                  3,608,710     3,952,023
   Mortgage and other loans                                                  451,603       536,357
   Policy loans                                                              151,592       159,222
   Mutual funds                                                               19,797        29,633
   Equity securities available for sale, at fair value (cost: 2007,
      $20,140; 2006, $21,701)                                                 19,430        22,006
   Partnerships                                                              239,271           414
   Securities lending invested collateral, at fair value (cost: 2007,
      $2,168,979; 2006, $2,110,459)                                        2,019,089     2,110,459
   Derivative assets, at fair value                                          190,928        93,061
                                                                         -----------   -----------
   Total investments and cash                                              7,024,345     7,070,897
Separate and variable accounts                                            30,026,440    27,789,310
Accrued investment income                                                     52,047        59,167
Deferred acquisition costs                                                 1,430,526     1,456,680
Other deferred expenses                                                      257,087       263,613
Income taxes currently receivable from Parent                                  7,904            67
Goodwill                                                                      14,056        14,056
Other assets                                                                  78,852        62,422
                                                                         -----------   -----------
TOTAL ASSETS                                                             $38,891,257   $36,716,212
                                                                         ===========   ===========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (Continued)
                                  DECEMBER 31,

                                                                          2007           2006
                                                                       -----------   -----------
                                                                             (in thousands)
LIABILITIES AND SHAREHOLDER'S EQUITY
Reserves, payables and accrued liabilities:
   Reserves for fixed annuity and fixed accounts of variable annuity
      contracts                                                        $ 2,623,305   $ 2,926,124
   Reserves for universal life insurance contracts                       1,350,124     1,408,877
   Reserves for guaranteed investment contracts                             41,044        42,647
   Reserves for guaranteed benefits                                         75,712        75,234
   Securities lending payable                                            2,196,793     2,110,459
   Due to affiliates                                                        39,675        23,866
   Other liabilities                                                       246,635       231,497
                                                                       -----------   -----------
   Total reserves, payables and accrued liabilities                      6,573,288     6,818,704
Derivative liabilities, at fair value                                       54,855         2,451
Separate and variable accounts                                          30,026,440    27,789,310
Deferred income taxes                                                      279,401       345,376
                                                                       -----------   -----------
Total liabilities                                                       36,933,984    34,955,841
                                                                       -----------   -----------
Shareholder's equity:
   Common stock                                                              3,511         3,511
   Additional paid-in capital                                              934,751       761,664
   Retained earnings                                                     1,122,772       992,179
   Accumulated other comprehensive income (loss)                          (103,761)        3,017
                                                                       -----------   -----------
   Total shareholder's equity                                            1,957,273     1,760,371
                                                                       -----------   -----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                             $38,891,257   $36,716,212
                                                                       ===========   ===========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
                        FOR THE YEARS ENDED DECEMBER 31,

                                                            2007       2006       2005
                                                          --------   --------   --------
                                                                  (in thousands)
REVENUES
   Fee income:
      Variable annuity policy fees, net of reinsurance    $584,219   $491,422   $429,037
      Asset management fees                                 79,783     79,385     82,128
      Universal life insurance policy fees, net of
         reinsurance                                        33,753     29,539     33,244
      Surrender charges                                     25,779     26,416     26,900
      Other fees                                            15,430     16,478     15,510
                                                          --------   --------   --------
   Total fee income                                        738,964    643,240    586,819
   Net investment income                                   285,095    326,671    344,691
   Net realized investment gain (loss)                     (64,336)     3,928      8,925
                                                          --------   --------   --------
Total revenues                                             959,723    973,839    940,435
                                                          --------   --------   --------
BENEFITS AND EXPENSES
   Interest expense:
      Fixed annuity and fixed accounts of variable
         annuity contracts                                  92,911    108,268    124,575
      Universal life insurance contracts                    63,441     66,361     70,290
      Guaranteed investment contracts                        3,388      4,607      6,608
                                                          --------   --------   --------
   Total interest expense                                  159,740    179,236    201,473
   Amortization of bonus interest                           35,771     22,526     18,069
   Amortization of deferred acquisition costs and
      other deferred expenses                              301,643    218,795    218,029
   Claims on universal life insurance contracts, net of
      reinsurance recoveries                                19,954     17,897     18,412
   Guaranteed benefits, net of
      reinsurance recoveries                                23,365     42,685     24,967
   General and administrative expenses                     167,766    149,450    131,310
   Annual commissions                                      103,879     89,798     75,534
                                                          --------   --------   --------
Total benefits and expenses                                812,118    720,387    687,794
                                                          --------   --------   --------
PRETAX INCOME                                              147,605    253,452    252,641
Income tax expense                                          17,012     56,226     70,738
                                                          --------   --------   --------
NET INCOME                                                $130,593   $197,226   $181,903
                                                          --------   --------   --------

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
      CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                               2007       2006       2005
                                                            ---------   --------   --------
                                                                     (in thousands)
OTHER COMPREHENSIVE LOSS, NET OF TAX:
Unrealized depreciation of investments, less related
   amortization of deferred acquisition costs and other
   deferred expenses, net of reclassification adjustments   $(164,799)  $(19,559)  $(87,931)
Foreign currency translation adjustment                           412      2,546     (2,071)
Deferred income tax benefit on above changes                   57,609      5,956     31,502
                                                            ---------   --------   --------
OTHER COMPREHENSIVE LOSS                                     (106,778)   (11,057)   (58,500)
                                                            ---------   --------   --------
COMPREHENSIVE INCOME                                        $  23,815   $186,169   $123,403
                                                            =========   ========   ========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                           2007        2006         2005
                                                                        ---------   ---------   -----------
                                                                                   (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                              $ 130,593   $ 197,226   $   181,903
Adjustments to reconcile net income to net cash provided by operating activities:
   Interest credited to:
      Fixed annuity and fixed accounts of variable annuity contracts       92,911     108,268       124,575
      Universal life insurance contracts                                   63,441      66,361        70,290
      Guaranteed investment contracts                                       3,388       4,607         6,608
   Net realized investment (gain) loss                                     64,336      (3,928)       (8,925)
   Net increase in partnerships attributable to equity accounting          (6,139)       (358)           --
   Amortization of net premium/(accretion of net discount) on
      investments                                                           5,092      (1,432)       12,399
   Amortization of deferred acquisition costs and other expenses          337,414     241,321       236,098
   Acquisition costs deferred                                            (247,797)   (245,028)     (202,790)
   Other expenses deferred                                                (14,410)    (14,739)      (15,918)
   Provision for deferred income taxes                                     (5,869)     34,754        90,547
   Change in:
      Accrued investment income                                             7,120       8,744         5,858
      Income taxes currently receivable from Parent                        (7,837)      4,766         5,112
      Other assets                                                         (5,967)     (3,619)       (5,865)
      Due from/to affiliates                                               15,809      11,952        (9,741)
      Other liabilities                                                   (12,601)     23,999         4,786
   Other, net                                                             (24,900)    (30,055)      (21,254)
                                                                        ---------   ---------   -----------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                 394,584     402,839       473,683
                                                                        ---------   ---------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
   Fixed maturities                                                      (949,701)   (595,892)   (2,368,070)
   Mortgage and other loans                                               (30,031)   (209,311)     (112,327)
   Partnerships                                                           (66,719)         --            --
   Derivatives                                                           (202,161)    (21,055)      (25,829)
   Other investments, excluding short-term investments                     (6,975)     (5,700)      (23,144)
Sales of:
   Fixed maturities                                                       800,862     668,845     1,674,197
   Derivatives                                                            151,586      14,402            --
   Other investments, excluding short-term investments                     17,007       4,378        56,295
Redemptions and maturities of:
   Fixed maturities                                                       445,665     800,127       826,462
   Mortgage and other loans                                               115,959     164,203       246,470
   Other investments, excluding short-term investments                      8,036      11,230        15,903
Increase in securities lending invested collateral                        (90,606)   (831,765)     (394,902)
                                                                        ---------   ---------   -----------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                     $ 192,922   $    (538)  $  (104,945)
                                                                        ---------   ---------   -----------

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                            2007          2006          2005
                                                                        -----------   -----------   -----------
                                                                                     (in thousands)
CASH FLOWS FROM FINANCING ACTIVITIES:
Deposits received on:
   Fixed annuity and fixed accounts of variable annuity contracts       $ 1,796,326   $ 1,588,153   $ 1,351,964
   Universal life insurance contracts                                        37,435        38,774        41,611
Net exchanges from the fixed accounts of variable annuity contracts      (1,695,229)   (1,598,673)   (1,171,713)
Withdrawal payments on:
   Fixed annuity and fixed accounts of variable annuity contracts          (414,210)     (688,604)     (611,301)
   Universal life insurance contracts                                       (51,650)      (52,833)      (57,465)
   Guaranteed investment contracts                                           (4,908)      (79,413)     (104,411)
Claims and annuity payments, net of reinsurance, on:
   Fixed annuity and fixed accounts of variable annuity contracts           (97,485)      (86,143)      (99,903)
   Universal life insurance contracts                                       (92,192)      (97,671)      (98,473)
Increase in securities lending payable                                       86,334       831,765       394,902
Capital contribution                                                          4,276            --            --
Dividend paid to Parent                                                          --      (280,000)      (25,000)
                                                                        -----------   -----------   -----------
NET CASH USED IN FINANCING ACTIVITIES                                      (431,303)     (424,645)     (379,789)
                                                                        -----------   -----------   -----------
NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS                  156,203       (22,344)      (11,051)

CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF PERIOD                      167,722       190,066       201,117
                                                                        -----------   -----------   -----------
CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD                        $   323,925   $   167,722   $   190,066
                                                                        ===========   ===========   ===========
SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes received from (paid to) Parent                             $   (30,718)  $   (16,706)  $    24,923
                                                                        ===========   ===========   ===========
Non-cash activity:
   Bonus interest and other deferrals credited to reserve for annuity
      contracts                                                         $    38,530   $    41,728   $    29,039
                                                                        ===========   ===========   ===========
   Capital contribution of partnerships                                 $   168,512   $        --   $        --
                                                                        ===========   ===========   ===========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2007, 2006 AND 2005

1.   NATURE OF OPERATIONS AND ORGANIZATION

     AIG SunAmerica Life Assurance Company (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS"), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which, through its subsidiaries, is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG's activities include general insurance, life insurance and retirement services, financial services and asset management.

     The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products. The Company owns 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo") which in turn has two wholly owned subsidiaries: AIG SunAmerica Capital Services, Inc. ("SACS") and AIG SunAmerica Fund Services, Inc. ("SFS").

     SAAMCo and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS, represent the Company's asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, managing certain subaccounts offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.

     The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

     During the second half of 2007, disruption in the global credit markets, coupled with the repricing of credit risk, and the U.S. housing market deterioration, particularly in the fourth quarter, created increasingly difficult conditions in the financial markets. These conditions have resulted in greater volatility, less liquidity, widening of credit spreads and a lack of price transparency in certain markets and have made it more difficult to value certain of the Company's invested assets and the obligations and collateral relating to certain financial instruments issued or held by the Company.

     Products for the annuity operations and asset management operations are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. One independent selling organization in the annuity operations represented 31%, 28% and 32% of deposits in the years ended December 31, 2007, 2006 and 2005, respectively. No other independent selling organization was responsible for 10% or more of deposits for any such period. One independent selling organization in the asset management operations represented 18%, 16% and 12% of deposits in the years ended December 31, 2007, 2006 and 2005, respectively. No other independent selling organization was responsible for 10% or more of deposits for any such period.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION: The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ, possibly materially, from those estimates. Certain reclassifications and format changes have been made to prior period amounts to conform to the current period presentation.

     CASH AND SHORT-TERM INVESTMENTS: Cash and short-term investments consist of cash on hand and non-interest bearing demand deposits, interest-bearing cash equivalents, time deposits, and investments with original maturities within one year from the date of purchase, such as commercial paper.

     INVESTMENTS IN FIXED MATURITIES AND EQUITY SECURITIES: Fixed maturities available for sale consist of bonds, notes and redeemable preferred stocks and are carried at fair value. Premiums and discounts arising from the purchase of fixed maturities available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable. Equity securities available for sale consist of common stocks and non-redeemable preferred stocks and are carried at fair value. Unrealized gains or losses from available for sale investments in fixed maturities and equity securities are reported as a separate component of accumulated other comprehensive income (loss), net of deferred acquisition costs, other deferred expenses and income tax, in consolidated shareholder's equity. Investments in fixed maturities and equity securities are recorded on a trade-date basis.

     The Company evaluates its investments for other-than-temporary impairment. The determination that a security has incurred an other-than-temporary impairment in value and the amount of any loss recognized requires the judgment of the Company's management and a continual review of its investments. A security is considered a candidate for other-than-temporary impairment if it meets any of the following criteria:

          - Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer);

          - The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

          - The Company may not realize a full recovery on its investment regardless of the occurrence of one of the foregoing events.

     The above criteria also consider circumstances of a rapid and severe market valuation decline, such as that experienced in current credit markets, in which the Company could not reasonably assert that the recovery period would be temporary. At each balance sheet date, the Company evaluates its securities holdings with unrealized losses. When the Company does not intend to hold such securities until they have recovered their cost basis, based on the circumstances at the date of evaluation, the Company records the unrealized loss in income. If a loss is recognized from a sale subsequent to a balance sheet date pursuant to changes in circumstances, the loss is recognized in the period in which the intent to hold the securities to recovery no longer existed. In periods subsequent to the recognition of an other-than-temporary impairment charge for fixed maturities, which is not credit or foreign exchange related, the Company generally accretes the discount or amortizes the reduced premium resulting from the reduction in cost basis over the remaining life of the security.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     MORTGAGE AND OTHER LOANS: Mortgage and other loans include mortgage loans on real estate and collateral, commercial and guaranteed loans. All such loans are carried at unpaid principal balances less credit allowances and plus or minus adjustments for the accretion or amortization of discount and premium. Interest income on such loans is accrued as earned. Impairment of mortgage loans on real estate and collateral and commercial loans is based on certain risk factors and when collection of all amounts due under the contractual terms is not probable. This impairment is generally measured based on the present value of expected future cash flows discounted at the loan's effective interest rate subject to the fair value of underlying collateral. Interest income on such impaired loans is recognized as cash is received. The Company did not record a credit allowance for mortgage and other loans as of December 31, 2007 and 2006.

     POLICY LOANS: Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

     MUTUAL FUNDS: Mutual funds consist of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and are carried at market value.

     PARTNERSHIPS: Partnerships consist of investments in hedge funds and limited partnerships. The Company's carrying value is its share of the net asset value of the funds or the limited partnerships. The changes in such net asset values, accounted for under the equity method, are recorded in net investment income. In applying the equity method of accounting, the Company consistently uses financial information provided by the general partners or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited on an annual basis.

     SECURITIES LENDING INVESTED COLLATERAL AND SECURITIES LENDING PAYABLE: The Company lends securities through an agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The affiliated lending agent receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that the collateral received is maintained at a minimum of 102% of the value of the loaned securities (105% for cross-currency loans). The collateral is held in a custodial account for the beneficial interest of the Company and other affiliated lenders, and is not available for the general use of the Company. The collateral is reinvested in short-term investments and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities are carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities. Unrealized gains and losses on these collateral investments are reflected within accumulated other comprehensive income (loss), net of deferred acquisition costs, other deferred expenses and income tax in consolidated shareholder's equity. Securities lending collateral investments are subject to review for other-than-temporary impairment in a manner consistent with other available-for-sale fixed maturity securities. The Company's allocated portion of income earned on the collateral investments, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, is recorded as net investment income in the consolidated statement of income and comprehensive income. The Company's allocated portion of any realized investment gains or losses on the collateral investments is recorded in the consolidated statement of income and comprehensive income.

     The fair values of the securities pledged under the securities lending agreement were $2,154,745,000 and $2,062,743,000 as of December 31, 2007
     and 2006, respectively, and are included in fixed maturities available for sale in the consolidated balance sheet.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     DERIVATIVE ASSETS AND DERIVATIVE LIABILITIES: Derivative financial instruments primarily used by the Company include embedded derivatives relating to certain guarantees of annuity contract values, derivative financial instruments entered into to partially offset the risk of certain guarantees of annuity contract values and interest rate swap agreements. The Company is neither a dealer nor a trader in derivative financial instruments. The Company recognizes all derivatives in the consolidated balance sheet at fair value. Gains and losses in the fair value of derivatives are recognized in net realized investment gain (loss) in the consolidated statement of income and comprehensive income.

     The Company issues certain variable annuity products that offer optional guaranteed minimum account value ("GMAV") and guaranteed minimum withdrawal benefit ("GMWB") living benefits. Under Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("FAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities", the GMAV and GMWB are considered embedded derivatives that are required to be bifurcated from the host contract and carried at fair value. The fair value of the GMAV and GMWB requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMAV and GMWB guarantees include unobservable inputs such as management's estimate of contract holder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The Company also economically hedges these guarantees by utilizing both exchange traded and over-the-counter index options and exchange traded futures. Exchange traded index options and futures are marked to market using observable mid-market quotes while over-the-counter index options are marked to market through matrix pricing that utilizes observable market inputs. The GMAV, GMWB and index options are reported in derivative assets or derivative liabilities in the consolidated balance sheet. The changes in fair value of the Company's derivative instruments are reported in net realized investment gain (loss) in the accompanying consolidated statement of income and comprehensive income.

     GMAV is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, this feature guarantees that the account value under the contract will at least equal the amount of deposits invested during the first ninety days of the contract, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. The Company purchases options on the S&P 500 index and futures on U.S. Treasury securities to partially offset this risk.

     GMWB is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, this feature provides a guaranteed annual withdrawal stream at the end of a specified wait period, if any, regardless of market performance. The guaranteed withdrawal stream is based upon deposits invested during a specified period adjusted for subsequent withdrawals, and may include an increase in the benefit base. The Company bears the risk that protracted under-performance of the financial markets could result in GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. The Company purchases options on the S&P 500 index and futures on U.S. Treasury securities to partially offset this risk.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     SEPARATE AND VARIABLE ACCOUNTS: The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as separate and variable account assets with an equivalent summary total reported as separate and variable account liabilities when the separate account qualifies for separate account treatment under American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). Separate and variable accounts represent funds for which investment income and investment gains and losses accrue directly to the contract holders who bear the investment risk. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Amounts assessed against the contract holders for mortality, administrative, and other services and features are included in variable annuity policy fees in the consolidated statement of income and comprehensive income.

     DEFERRED ACQUISITION COSTS ("DAC"): Policy acquisition costs represent those costs, including commissions and other underwriting expenses that vary with and are primarily related to the acquisition of new business. Policy acquisition costs related to universal life and investment-type products are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts in accordance with FAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("FAS 97"). Estimated gross profits are composed of net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality and morbidity gains and losses. If estimated gross profits change significantly, DAC is recalculated using the new assumptions (a DAC "unlocking"). Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

     The DAC for investment-type products is also adjusted with respect to estimated gross profits as a result of changes in the net unrealized gains or losses on fixed maturities and equity securities available for sale. Because fixed maturities and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturities and equity securities available for sale that is credited or charged directly to accumulated other comprehensive income (loss).

     OTHER DEFERRED EXPENSES: The Company offers sales inducements, which include enhanced crediting rates or bonus payments to contract holders on certain annuity products. Sales inducements provided to the contract holder are primarily recognized as part of the liability for separate and variable accounts in the consolidated balance sheet. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, these bonus payments must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the company credits on similar contracts without these bonus payments, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

     GOODWILL: Goodwill amounted to $14,056,000 (net of accumulated amortization of $18,838,000) at December 31, 2007 and 2006. In accordance with Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"), the Company assesses goodwill for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of the impairment, if any. The Company has evaluated goodwill for impairment as of December 31, 2007 and 2006, and has determined that no impairment is necessary.

     RESERVES FOR FIXED ANNUITY CONTRACTS, FIXED ACCOUNTS OF VARIABLE ANNUITY CONTRACTS, UNIVERSAL LIFE INSURANCE CONTRACTS AND GUARANTEED INVESTMENT
     CONTRACTS: Reserves for fixed annuity, fixed options, universal life insurance and guaranteed investment contracts are accounted for in accordance with FAS 97 and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Deposits collected on these products are not reflected as revenues in the Company's consolidated statement of income and comprehensive income, as they are recorded directly to contract holder liabilities upon receipt.

     RESERVES FOR GUARANTEED BENEFITS: The Company follows SOP 03-1, which requires recognition of a liability for guaranteed minimum death benefits and other living benefits related to variable annuity and variable life contracts as well as certain disclosures for these products.

     The Company reports variable annuity contracts through separate and variable accounts, or general accounts when not qualified for separate account reporting, when the Company contractually guarantees to the contract holder ("variable contracts with guarantees") either (a) total deposits made to the contract less any partial withdrawals plus a minimum return (and in minor instances, no minimum returns) or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death or annuitization. Such benefits are referred to as guaranteed minimum death benefits ("GMDB"), earnings enhancement benefits ("EEB") and guaranteed minimum income benefits ("GMIB").

     The Company offers GMDB options that guarantee to contract holders, that upon death, the contract holder's beneficiary will receive the greater of
     (1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product and election by contract owner. The Company bears the risk that death claims following a decline in the debt and equity markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     EEB is a feature the Company offers on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

     If included in the contract, GMIB provides a minimum fixed annuity payment guarantee after a seven, nine or ten-year waiting period. The Company bears the risk that the performance of the financial markets will not be sufficient for accumulated contract holder account balances to support GMIB benefits and that the fees collected under the contract and reinsurance recoveries are insufficient to cover the costs of the benefit to be provided. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

     NET INVESTMENT INCOME: Net investment income represents income primarily from the following sources in the Company's operations:

          - Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

          - Dividend income and distributions from common and preferred stock and other investments when receivable.

          - Earnings from partnership investments accounted for under the equity method.

     NET REALIZED INVESTMENT GAINS AND LOSSES: Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

          - Sales of fixed maturities, equity securities, securities lending invested collateral and other types of investments.

          - Reductions to the cost basis of fixed maturities, equity securities, securities lending invested collateral and other types of investments for other-than-temporary impairments.

          -    Changes in fair value of derivative assets and liabilities.

          - Exchange gains and losses resulting from foreign exchange transactions.

     FEE INCOME: Fee income includes variable annuity policy fees, asset management fees, universal life insurance fees and surrender charges. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Asset management fees include investment advisory fees and 12b-1 distribution fees and are based on the market value of assets managed in mutual funds and certain variable annuity portfolios by SAAMCo. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income when earned.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     INCOME TAXES: The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Income taxes have been calculated as if the Company filed a separate return. Deferred tax assets and liabilities are recorded for the effects of temporary differences between the tax basis of an asset or liability and its reported amount in the consolidated financial statements. The Company assesses its ability to realize deferred tax assets primarily based on the earnings history, the future earnings potential, the reversal of taxable temporary differences, and the tax planning strategies available to the legal entity when recognizing deferred tax assets in accordance with FAS No. 109, "Accounting for Income Taxes" ("FAS 109"). See Note 11 herein for a further discussion of income taxes.

     RECENT ACCOUNTING STANDARDS:

     ACCOUNTING CHANGES: In September 2005, the AICPA issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting for internal replacements of insurance and investment contracts other than those specifically described in FAS No. 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Internal replacements that result in a substantially changed contract are accounted for as a termination and a replacement contract. The Company's adoption of SOP 05-1 on January 1, 2007 did not have a material effect on the Company's financial condition or results of operations.

     On February 16, 2006, the FASB issued FAS No. 155, "Accounting for Certain Hybrid Financial Instruments--an amendment of FAS 140 and FAS 133" ("FAS 155"). FAS 155 allows the Company to include changes in fair value in earnings on an instrument-by-instrument basis for any hybrid financial instrument that contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under FAS 133. The election to measure the hybrid instrument at fair value is irrevocable at the acquisition or issuance date. The Company's adoption of FAS No. 155 on January 1, 2007 did not have a material effect on the Company's financial condition or results of operations.

     In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The Company's adoption of FIN 48 on January 1, 2007 did not have a material effect on the Company's financial condition or results of operations.

     FUTURE APPLICATION OF ACCOUNTING STANDARDS: In September 2006, the FASB issued FAS No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements but does not change existing guidance about whether an instrument is carried at fair value. FAS 157 also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value. The Company adopted FAS 157 on January 1, 2008, its required effective date. The adoption of FAS 157 resulted in a decrease in net income of approximately $56,000,000 in the first quarter of 2008 primarily due to the incorporation of the Company's own credit risk and the inclusion of explicit risk margins, where appropriate.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     In February 2007, the FASB issued FAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). FAS 159 permits entities to choose to measure at fair value many financial instruments and certain other items that are not currently required to be measured at fair value. Subsequent changes in fair value for designated items will be required to be reported in income. FAS 159 also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. FAS 159 permits the fair value option election on an instrument-by-instrument basis of accounting for eligible items existing at the adoption date and at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument. As of January 1, 2008, the Company did not choose to elect the fair value option for any of its financial assets or liabilities.

3.   INVESTMENTS

     The cost or amortized cost and estimated fair value of fixed maturities, equity securities and securities lending invested collateral by major category are as follows:

                                           Cost or       Gross        Gross
                                          Amortized   Unrealized   Unrealized   Estimated
                                            Cost         Gains       Losses     Fair Value
                                         ----------   ----------   ----------   ----------
                                                           (in thousands)
AT DECEMBER 31, 2007:

U.S. government securities               $   18,718     $ 1,536    $      --    $   20,254
Mortgage-backed securities                1,059,788      13,506      (16,763)    1,056,531
Securities of public utilities              204,801       1,916       (1,180)      205,537
Corporate bonds and notes                 2,051,806      30,169      (30,692)    2,051,283
Other debt securities                       285,636       3,610      (14,141)      275,105
                                         ----------     -------    ---------    ----------
   Total fixed maturities                 3,620,749      50,737      (62,776)    3,608,710
Equity securities                            20,140          30         (740)       19,430
Securities lending invested collateral    2,168,979          --     (149,890)    2,019,089
                                         ----------     -------    ---------    ----------
   Total                                 $5,809,868     $50,767    $(213,406)   $5,647,229
                                         ==========     =======    =========    ==========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.   INVESTMENTS (Continued)

                                           Cost or       Gross        Gross
                                          Amortized   Unrealized   Unrealized    Estimated
                                            Cost         Gains       Losses     Fair Value
                                         ----------   ----------   ----------   ----------
                                                           (in thousands)
AT DECEMBER 31, 2006:

U.S. government securities               $   32,703     $   483     $   (206)   $   32,980
Mortgage-backed securities                  937,508       7,783       (4,281)      941,010
Securities of public utilities              248,440       2,613       (2,386)      248,667
Corporate bonds and notes                 2,289,158      32,089      (27,877)    2,293,370
Other debt securities                       438,803       4,537       (7,344)      435,996
                                         ----------     -------     --------    ----------
   Total fixed maturities                 3,946,612      47,505      (42,094)    3,952,023
Equity securities                            21,701         305           --        22,006
Securities lending invested collateral    2,110,459          --           --     2,110,459
                                         ----------     -------     --------    ----------
   Total                                 $6,078,772     $47,810     $(42,094)   $6,084,488
                                         ==========     =======     ========    ==========

     At December 31, 2007, fixed maturities included $112,516,000 of securities not rated investment grade. These non-investment-grade securities are comprised of bonds and redeemable preferred stock spanning 11 industries with 39%, 23% and 16% concentrated in finance, consumer cyclical and electric industries, respectively. No other industry concentration constituted more than 10% of these assets.

     At December 31, 2007, mortgage loans were collateralized by properties located in 20 states, with loans totaling approximately 35% of the aggregate carrying value of the portfolio secured by properties located in California. No more than 10% of the portfolio was secured by properties in any other single state.

     At December 31, 2007, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $1,159,000.

     As a component of its asset and liability management strategy, the Company utilizes interest rate swap agreements to match assets more closely to liabilities. Interest rate swap agreements exchange interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) with a counterparty, based on an underlying principal balance (notional principal) to hedge against interest rate changes.

     The Company typically utilizes swap agreements to economically hedge risk associated with interest rates, guaranteed benefits, and foreign exchange.

     At December 31, 2007, $9,311,000 of fixed maturities, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

     Included in the fixed maturities at December 31, 2007 is a bond carried at fair value of $21,251,000 that was issued by an affiliate.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.   INVESTMENTS (Continued)

     The following table presents cost or amortized cost and estimated fair values of the Company's available for sale fixed maturities and securities lending invested collateral at December 31, 2007, by contractual maturity. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                             Cost or       Estimated
                                         Amortized Cost   Fair Value
                                         --------------   ----------
                                                (in thousands)
AT DECEMBER 31, 2007:

Due in one year or less                    $  381,010     $  384,485
Due after one year through five years       1,184,375      1,187,610
Due after five years through ten years        701,544        697,057
Due after ten years                           294,032        283,027
Mortgage-backed securities                  1,059,788      1,056,531
                                           ----------     ----------
   Total fixed maturities                   3,620,749      3,608,710
Securities lending invested collateral      2,168,979      2,019,089
                                           ----------     ----------
   Total                                   $5,789,728     $5,627,799
                                           ==========     ==========

     The following tables summarize the Company's fair value and gross unrealized losses on the Company's available for sale securities, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2007 and 2006 (dollars in thousands):

                                     Less than 12 Months                12 Months or More                       Total
                               -------------------------------   -------------------------------   -------------------------------
                                            Unrealized                        Unrealized                        Unrealized
                               Fair Value      Loss      Items   Fair Value      Loss      Items   Fair Value      Loss      Items
                               ----------   ----------   -----   ----------   ----------   -----   ----------   ----------   -----
December 31, 2007

Mortgage-backed securities     $  188,042    $ 10,409      35    $  185,342     $ 6,354      53    $  373,384    $ 16,763      88
Securities of public
   utilities                       22,845         186       3        69,050         994      14        91,895       1,180      17
Corporate bonds and notes         475,919      16,127      59       652,952      14,565     116     1,128,871      30,692     175
Other debt securities              67,937       5,170      18       109,989       8,971      29       177,926      14,141      47
Equity securities                  19,400         740       1            --          --      --        19,400         740       1
Securities lending invested
   collateral (a)               2,019,089     149,890      --            --          --      --     2,019,089     149,890      --
                               ----------    --------     ---    ----------     -------     ---    ----------    --------     ---
   Total                       $2,793,232    $182,522     116    $1,017,333     $30,884     212    $3,810,565    $213,406     328
                               ==========    ========     ===    ==========     =======     ===    ==========    ========     ===

(a) Represents the Company's allocated portion of AIG's securities lending pool.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.   INVESTMENTS (Continued)

                             Less than 12 Months               12 Months or More                       Total
                        -----------------------------   -------------------------------   -------------------------------
                          Fair     Unrealized                        Unrealized                        Unrealized
                         Value        Loss      Items   Fair Value      Loss      Items   Fair Value      Loss      Items
                        --------   ----------   -----   ----------   ----------   -----   ----------   ----------   -----
December 31, 2006
U.S. government
   securities           $ 18,077     $  206        2    $       --    $    --       --    $   18,077     $   206       2
Mortgage-backed
   securities            183,835      1,114       18       218,826      3,167       60       402,661       4,281      78
Securities of public
   utilities              37,825        133        6        97,536      2,253       22       135,361       2,386      28
Corporate bonds and
   notes                 342,311      2,732       42     1,007,523     25,145      166     1,349,834      27,877     208
Other debt securities     99,877        938       19       145,914      6,406       32       245,791       7,344      51
                        --------     ------      ---    ----------    -------      ---    ----------     -------     ---
Total                   $681,925     $5,123       87    $1,469,799    $36,971      280    $2,151,724     $42,094     367
                        ========     ======      ===    ==========    =======      ===    ==========     =======     ===

     Investments in partnerships totaled $239,271,000 and $414,000 at December 31, 2007 and 2006, respectively, and were comprised of four partnerships and one partnership, respectively. These partnerships consist primarily of hedge funds and are managed by independent money managers who invest in equity securities, fixed maturities and real estate. The risks generally associated with these partnerships include those related to their underlying investments (i.e. equity securities, debt securities and real estate), plus a level of illiquidity, which is mitigated, to some extent, by the existence of contractual termination provisions.

     The net realized investment gain (loss) includes the following:

                                             Years ended December 31,
                                         ------------------------------
                                           2007       2006       2005
                                         --------   --------   --------
                                                 (in thousands)
Fixed maturities                         $ (1,836)  $ 10,390   $ (9,901)
Equity securities                             276      2,376         51
Securities lending invested collateral     (4,276)       ---        ---
Other-than-temporary impairments          (51,018)   (12,205)   (10,228)
Other investments                          (7,482)     3,367     29,003
                                         --------   --------   --------
Net realized investment gain (loss)      $(64,336)  $  3,928   $  8,925
                                         ========   ========   ========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.   INVESTMENTS (Continued)

     Realized investment gains and losses on sales of fixed maturities and equity securities are as follows:

                       Years ended December 31,
                     ----------------------------
                       2007      2006      2005
                     -------   -------   --------
                           (in thousands)
FIXED MATURITIES:
   Realized gains    $ 5,238   $17,049   $ 11,526
   Realized losses    (7,768)   (6,659)   (23,927)
EQUITY SECURITIES:
   Realized gains    $   276   $ 2,376   $     51
   Realized losses        --        --         --

     The sources and related amounts of net investment income are as follows:

                                            Years ended December 31,
                                         ------------------------------
                                           2007       2006       2005
                                         --------   --------   --------
                                                (in thousands)
Short-term investments                   $ 13,196   $ 11,334   $  7,740
Fixed maturities                          215,229    257,509    264,284
Mortgage loans                             34,625     41,915     48,633
Policy loans                               12,181     13,288     13,869
Equity securities                           1,293         --         --
Partnerships                                7,118      1,155     10,393
Securities lending invested collateral      2,119      2,592      1,429
Other investment income                     1,557      1,062        351
                                         --------   --------   --------
Total investment income                   287,318    328,855    346,699
Less: investment expenses                  (2,223)    (2,184)    (2,008)
                                         --------   --------   --------
Net investment income                    $285,095   $326,671   $344,691
                                         ========   ========   ========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.   FAIR VALUE OF FINANCIAL INSTRUMENTS

     FAS No. 107, "Disclosures about Fair Value of Financial Instruments" ("FAS 107"), requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. FAS 107 excludes certain financial instruments, including those related to insurance contracts. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other than active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

     CASH AND SHORT-TERM INVESTMENTS: The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

     FIXED MATURITIES AND EQUITY SECURITIES: The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. The Company obtains market price data to value financial instruments whenever such information is available. Market price data generally is obtained from market exchanges or dealer quotations. The types of instruments valued based on market price data consists of U.S. government and agency securities and equities listed in active markets. The Company estimates the fair value of fixed income instruments not traded in active markets by referring to traded securities with similar attributes and using a matrix pricing methodology. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, and other relevant factors. The types of fixed income instruments not traded in active markets include mortgage-backed securities, securities of public utilities and corporate bonds and notes. For fixed income instruments that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

     MORTGAGE AND OTHER LOANS: Mortgage and other loans include mortgage loans on real estate and collateral, commercial and guaranteed loans. Fair value for mortgage loans is primarily determined by using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. Fair value for collateral, commercial and guaranteed loans is based principally on independent pricing services, broker quotes and other independent information.

     POLICY LOANS: The fair values of the policy loans were not calculated as the Company believes it would have to expend excessive costs for the benefits derived.

     MUTUAL FUNDS: Fair value is considered to be the market value of the underlying securities.

     PARTNERSHIPS: Fair values are determined based on the net asset values provided by the general partner or manager of each investment. The Company obtains the fair value of its investments in hedge funds and limited partnerships from information provided by the general partner or manager of these investments, the accounts of which generally are audited on an annual basis. The transaction price is used as the best estimate of fair value at inception.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.   FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

     SECURITIES LENDING INVESTED COLLATERAL AND SECURITIES LENDING PAYABLE:
     Securities lending invested collateral consists of short-term investments and fixed maturity securities, primarily floating-rate bonds. The carrying value of short-term investments is considered to be a reasonable estimate of fair value. Securities lending collateral investments in fixed maturities are carried at fair value, which is based principally on independent pricing services, broker quotes and other independent information, consistent with the valuation of other fixed maturities. The contract values of securities lending payable approximate fair value as these obligations are short-term in nature.

     DERIVATIVE ASSETS AND DERIVATIVE LIABILITIES: Derivative assets and derivative liabilities include derivative financial instruments and embedded derivatives relating to GMAV and GMWB. Fair value of the derivative financial instruments is based principally on broker quotes. Fair value for embedded derivatives relating to GMAV and GMWB is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations of contract holder behavior.

     RESERVES FOR FIXED ANNUITY AND FIXED ACCOUNTS OF VARIABLE ANNUITY
     CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

     RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates.

     The estimated fair values of the Company's financial instruments at December 31, 2007 and 2006 compared with their respective carrying values are as follows:

                                                       Carrying       Fair
                                                         Value       Value
                                                      ----------   ---------
                                                          (in thousands)
AT DECEMBER 31, 2007:

ASSETS:
   Cash and short-term investments                    $  323,925     323,925
   Fixed maturities                                    3,608,710   3,608,710
   Equity securities                                      19,430      19,430
   Mortgage and other loans                              451,603     461,969
   Policy loans                                          151,592     151,592
   Mutual funds                                           19,797      19,797
   Partnerships                                          239,271     239,271
   Securities lending invested collateral              2,019,089   2,019,089
   Derivative assets                                     190,928     190,928

LIABILITIES:
   Reserves for fixed annuity and fixed accounts of
      variable annuity contracts                      $2,623,305   2,579,002
   Reserves for guaranteed investment contracts           41,044      41,126
   Securities lending payable                          2,196,793   2,196,793
   Derivative liabilities                                 54,855      54,855

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.   FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

                                                       Carrying       Fair
                                                         Value       Value
                                                      ----------   ----------
                                                           (in thousands)
AT DECEMBER 31, 2006:

ASSETS:
   Cash and short-term investments                    $  167,722   $  167,722
   Fixed maturities                                    3,952,023    3,952,023
   Equity securities                                      22,006       22,006
   Mortgage and other loans                              536,357      544,519
   Policy loans                                          159,222      159,222
   Mutual funds                                           29,633       29,633
   Partnerships                                              414          414
   Securities lending invested collateral              2,110,459    2,110,459
   Derivative assets                                      93,061       93,061

LIABILITIES:
   Reserves for fixed annuity and fixed accounts of
      variable annuity contracts                      $2,926,124   $2,878,992
   Reserves for guaranteed investment contracts           42,647       42,729
   Securities lending payable                          2,110,459    2,110,459
   Derivative liabilities                                  2,451        2,451

5.   DEFERRED ACQUISITION COSTS

     The following table summarizes the activity in deferred acquisition costs:

                                              Years Ended December 31,
                                              ------------------------
                                                  2007         2006
                                               ----------   ----------
                                                     (in thousands)
Balance at beginning of year                   $1,456,680   $1,378,018
Acquisition costs deferred                        247,797      245,028
Effect of net unrealized loss on securities         3,533       23,908
Amortization charged to income                   (277,484)    (190,274)
                                               ----------   ----------
Balance at end of year                         $1,430,526   $1,456,680
                                               ==========   ==========

     The Company adjusts amortization when the assumptions underlying the estimates of current or future gross profits to be realized are revised. The Company reviews the assumptions at least annually. In 2007, the Company recorded approximately $74,000,000 of additional amortization of deferred acquisition costs and sales inducements. Approximately $61,000,000 related to changes in actuarial estimates from the conversion to a new system and $13,000,000 related to unlocking future assumptions and experience updates.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6.   OTHER DEFERRED EXPENSES

     The annuity operations defer enhanced crediting rates or bonus payments to contract holders on certain of its products ("Bonus Payments"). The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature. The following table summarizes the activity in these deferred expenses:

                                                Bonus    Distribution
                                              Payments       Costs        Total
                                              --------   ------------   --------
                                                        (in thousands)
AT DECEMBER 31, 2007

Balance at beginning of year                  $216,397       47,216      263,613
Expenses deferred                               38,530       14,410       52,940
Effect of net unrealized loss on securities        464           --          464
Amortization charged in income                 (35,771)     (24,159)     (59,930)
                                              --------     --------     --------
Balance at end of year                        $219,620       37,467      257,087
                                              ========     ========     ========
AT DECEMBER 31, 2006

Balance at beginning of year                  $194,603     $ 60,998     $255,601
Expenses deferred                               41,728       14,739       56,467
Effect of net unrealized loss on securities      2,592           --        2,592
Amortization charged in income                 (22,526)     (28,521)     (51,047)
                                              --------     --------     --------
Balance at end of year                        $216,397     $ 47,216     $263,613
                                              ========     ========     ========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.   GUARANTEED BENEFITS

     Details concerning the Company's guaranteed benefit exposures are as follows:


                                                                                        Highest
                                                                                       Specified
                                                                                      Anniversary
                                                                                        Account
                                                                                      Value Minus
                                                                     Return of Net    Withdrawals
                                                                    Deposits Plus a       Post
                                                                     Minimum Return   Anniversary
                                                                    ---------------   -----------
                                                                        (dollars in millions)
AT DECEMBER 31, 2007

In the event of death (GMDB and EEB):
   Net account value                                                  $    10,982     $    13,428
   Net amount at risk (a)                                                     491             495
   Average attained age of contract holders                                    68              66
   Range of guaranteed minimum return rates                                  0%-5%              0%

At annuitization (GMIB):
   Net account value                                                  $     2,689
   Net amount at risk (b)                                                      15
   Weighted average period remaining until earliest annuitization       2.7 years
   Range of guaranteed minimum return rates                                0%-6.5%

Accumulation at specified date (GMAV):
   Account value                                                      $     2,192
   Net amount at risk (c)                                                       1
   Weighted average period remaining until guaranteed payment           6.7 years

Annual withdrawals at specified date (GMWB):
   Account value                                                      $     6,029
   Net amount at risk (d)                                                      43
   Weighted average period remaining until guaranteed payment          19.7 years

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.   GUARANTEED BENEFITS (Continued)

                                                                                        Highest
                                                                                       Specified
                                                                                      Anniversary
                                                                                        Account
                                                                                      Value Minus
                                                                     Return of Net    Withdrawals
                                                                    Deposits Plus a       Post
                                                                     Minimum Return   Anniversary
                                                                    ---------------   -----------
                                                                        (dollars in millions)
AT DECEMBER 31, 2006

In the event of death (GMDB and EEB):
   Net account value                                                $    10,579       $    11,357
   Net amount at risk (a)                                                   598               541
   Average attained age of contract holders                                  67                65
   Range of guaranteed minimum return rates                                0%-5%                0%

At annuitization (GMIB):
   Net account value                                                $     2,718
   Net amount at risk (b)                                                    21
   Weighted average period remaining until earliest annuitization     2.8 years
   Range of guaranteed minimum return rates                              0%-6.5%

Accumulation at specified date (GMAV):
   Account value                                                    $     2,191
   Net amount at risk (c)                                                    --
   Weighted average period remaining until guaranteed  payment        7.5 years

Annual withdrawals at specified date (GMWB):
   Account value                                                    $     3,323
   Net amount at risk (d)                                                     2
   Weighted average period remaining until expected payout           19.2 years

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, net of reinsurance, if all contract holders died at the same balance sheet date. The net amount at risk does not take into account the effect of caps and deductibles from the various reinsurance treaties.

(b) Net amount at risk represents the present value of the projected guaranteed benefit exposure in excess of the projected account value, net of reinsurance, if all contract holders annuitized at their respective eligibility date.

(c) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.

(d) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date. If no withdrawals have been made for those policies with a waiting period, the contract holder will realize an increase in the benefit base after all other amounts guaranteed under this benefit have been paid. This increase in the benefit base increases the net amount at risk by $54,495,000 and $71,107,000 as of December 31, 2007 and 2006, respectively and is payable no sooner than 10 years from the end of the waiting period.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.   GUARANTEED BENEFITS (Continued)

     The following summarizes the reserve for guaranteed benefits, net of reinsurance, on variable contracts reflected in the general account:

                                                           Years Ended December 31,
                                                           ------------------------
                                                               2007       2006
                                                             --------   --------
                                                                (in thousands)
Balance at the beginning of the year, before reinsurance     $110,102   $ 97,472
   Guaranteed benefits incurred                                27,822     45,976
   Guaranteed benefits paid                                   (22,886)   (33,346)
                                                             --------   --------
Balance at the end of the year, before reinsurance            115,038    110,102
Less reinsurance                                              (39,326)   (34,868)
                                                             --------   --------
Balance at the end of the year, net of reinsurance           $ 75,712   $ 75,234
                                                             ========   ========

     The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2007 and 2006:

     - Data used was 50 and 5000 stochastically generated investment performance scenarios as of 2007 and 2006, respectively.

     -    Mean investment performance assumption was 10%.

     -    Volatility assumption was 16%.

     - Mortality was assumed to be 50% Male and 80% Female of the 1994 Variable Annuity MGDB table for 2007 and 64% of the 75-80 ALB table for 2006.

     - Lapse rates vary by contract type and duration and range from 0% to 40%.

     -    The discount rate was approximately 8%.

     In 2007, the Company recorded a reduction in reserves for guaranteed benefits and guaranteed benefits expense of $15,676,000 due to changes in actuarial estimates from the conversion to a new system, as well as unlocking future assumptions and experience updates.

8.   REINSURANCE

     Reinsurance contracts do not relieve the Company from its obligations to contract holders. The Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal. The Company has no reinsurance recoverable or related concentration of credit risk greater than 10% of shareholder's equity.

     Variable policy fees are net of reinsurance premiums of $26,541,000, $27,210,000 and $28,108,000 in 2007, 2006 and 2005, respectively.
     Guaranteed benefits paid were reduced by reinsurance recoveries of $4,458,000, $3,291,000 and $1,277,000 in 2007, 2006 and 2005, respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8.   REINSURANCE (Continued)

     The Company has a reinsurance treaty that limits its universal life risk on any one insured life to $100,000. Universal life insurance fees are net of reinsurance premiums of $28,061,000, $35,182,000 and $33,408,000 in 2007,
     2006 and 2005, respectively. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $22,337,000, $27,506,000 and $32,422,000 in 2007, 2006 and 2005,
     respectively.

9.   COMMITMENTS AND CONTINGENT LIABILITIES

     The Company has three agreements outstanding for which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. In addition, the Company guarantees the payment of these securities upon redemption. The maximum liability under these guarantees at December 31, 2007 is $84,385,000. Related to each of these agreements are participation agreements with the Parent under which the Parent will share $29,706,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. Two of these commitments are scheduled to expire in 2008. The Company's commitments under the third agreement with respect to senior securities are scheduled to expire on October 1, 2009, and those with respect to subordinated securities are scheduled to expire on October 1, 2022. These commitments may be extended beyond their stated maturities. Management does not anticipate any material future losses with respect to these commitments.

     Like many other companies, including financial institutions and brokers, the Company has received subpoenas for information in connection with an ongoing investigation by the Securities and Exchange Commission ("SEC") and the United States Department of Justice ("DOJ") concerning the issuance of guaranteed investment contracts in connection with tax exempt bond issuances. The Company is cooperating fully with the investigation. The impact of this matter, if any, on the Company's financial position cannot be reasonably estimated at this time.

     Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

     In February 2006, AIG reached a resolution of claims and matters under investigation with the DOJ, the SEC, the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolved outstanding investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts, and its registered investment advisor subsidiary, SAAMCo, and its wholly owned distributor, SACS, obtained temporary permission from the SEC to continue to perform their respective investment advisory and distribution services. The Company and its subsidiaries received permanent permission from the SEC in September 2007.

     Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. Except as noted above, contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.   COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

     At December 31, 2007, SAAMCo has lease commitments, under joint and several obligations with affiliates, for long-term, non-cancelable, operating leases expiring on various dates through 2012 and thereafter are as follows:

2008         $ 3,005,000
2009           3,138,000
2010           3,108,000
2011           2,959,000
2012           2,959,000
Thereafter    17,180,000
             -----------
             $32,349,000
             ===========

     Rent expense was $3,190,000, $3,122,000 and $3,456,000 for the years ended December 31, 2007, 2006 and 2005, respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.  SHAREHOLDER'S EQUITY

     The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 2007 and 2006, 3,511 shares were outstanding.

     Changes in shareholder's equity are as follows:

                                                          Years ended December 31,
                                                    ------------------------------------
                                                       2007         2006         2005
                                                    ----------   ----------   ----------
                                                               (in thousands)
ADDITIONAL PAID-IN CAPITAL:
   Beginning balances                               $  761,664   $  761,259   $  758,346
   Capital contributions by Parent                     173,087          405        2,913
                                                    ----------   ----------   ----------
   Ending balances                                  $  934,751   $  761,664   $  761,259
                                                    ==========   ==========   ==========
RETAINED EARNINGS:
   Beginning balances                               $  992,179   $1,074,953   $  919,612
   Net income                                          130,593      197,226      181,903
   Dividends paid to Parent                                 --     (280,000)     (25,000)
   Adjustment for SICO compensation (See Note 12)           --           --       (1,562)
                                                    ----------   ----------   ----------
   Ending balances                                  $1,122,772   $  992,179   $1,074,953
                                                    ==========   ==========   ==========
ACCUMULATED OTHER COMPREHENSIVE
   INCOME (LOSS):
   Beginning balances                               $    3,017   $   14,074   $   72,575
   Unrealized depreciation of investments, net of
      reclassification adjustments (a)                (168,796)     (46,059)    (103,031)
   Foreign currency translation adjustment                 412        2,546       (2,071)
   Effect on deferred acquisition costs and other
      deferred expenses                                  3,997       26,500       15,100
   Income tax benefit                                   57,609        5,956       31,501
                                                    ----------   ----------   ----------
   Ending balances                                  $ (103,761)  $    3,017   $   14,074
                                                    ==========   ==========   ==========

(a) Includes reclassification adjustments for realized losses included in net income of $123,478,000, $567,000 and $10,436,000 in 2007, 2006 and 2005,
     respectively.

     Capital contributions in 2007 included $4,276,000 of funds deposited by AIG in the securities lending collateral account to offset pretax realized losses incurred by the Company from the sale of certain securities lending collateral investments.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.  SHAREHOLDER'S EQUITY (Continued)

     Gross unrealized gains (losses) on fixed maturity, equity securities and securities lending invested collateral included in accumulated other comprehensive income (loss) are as follows:

                                                December 31,   December 31,
                                                    2007           2006
                                                ------------   ------------
                                                       (in thousands)
Gross unrealized gains                           $  48,710       $ 46,190
Gross unrealized losses                           (213,410)       (42,094)
Unrealized gain on foreign currency                  2,057          1,645
Adjustment to DAC and other deferred expenses        2,897         (1,100)
Deferred income taxes                               55,985         (1,624)
                                                 ---------       --------
Accumulated other comprehensive income (loss)    $(103,761)      $  3,017
                                                 =========       ========

     In April 2007, the Company received investments in partnerships, valued at $168,512,000, as capital contributions from the Parent.

     Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. Accordingly, the maximum amount of dividends that can be paid to the shareholder in the year 2008 without obtaining prior approval is $115,117,000.

     Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income totaled $175,403,000, $147,384,000 and $171,505,000 for the years ended December 31, 2007, 2006 and 2005, respectively. The Company's statutory capital and surplus totaled $1,154,680,000 and $788,854,000 at December 31, 2007 and 2006,
     respectively.

11.  INCOME TAXES

     The components of the provisions for income taxes on pretax income consist of the following:

                             Years ended December 31,
                           ----------------------------
                             2007      2006      2005
                           -------   -------   --------
                                  (in thousands)
Current                    $22,881   $21,472   $(19,809)
Deferred                    (5,869)   34,754     90,547
                           -------   -------   --------
Total income tax expense   $17,012   $56,226   $ 70,738
                           =======   =======   ========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11.  INCOME TAXES (Continued)

     The U.S. federal income tax rate is 35% for 2007, 2006 and 2005. Actual tax expense on income differs from the "expected" amount computed by applying the federal income tax rate because of the following:

                                                    Years ended December 31,
                                                 ------------------------------
                                                   2007       2006       2005
                                                 --------   --------   --------
                                                         (in thousands)
U.S. federal income tax at statutory rate        $ 51,662   $ 88,708   $ 88,424
Adjustments:
   State income taxes (net of federal benefit)      8,581      2,064      1,094
   Dividends received deduction                   (36,103)   (35,016)   (19,091)
   Tax credits                                     (6,538)    (4,064)    (1,233)
   Adjustment to prior year tax liability (a)      (2,659)    (2,068)        --
   Other, net                                       2,069      6,602      1,544
                                                 --------   --------   --------
   Total income tax expense                      $ 17,012   $ 56,226   $ 70,738
                                                 ========   ========   ========

(a) In 2007 and 2006, the Company revised its estimate of tax contingency amount for prior year based on additional information that became available.

     Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus". At December 31, 2004, the Company had approximately $14,300,000 of policyholders' surplus on which no deferred tax liability has been recognized, as federal income taxes are not required unless this amount is distributed as a dividend or recognized under other specified conditions. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. The Company eliminated its policyholders' surplus balance in January 2005.

     At December 31, 2007, SACS had a New Jersey net operating loss carryforward of $94,100,000. This carryforward will expire from 2009 through 2014.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11.  INCOME TAXES (Continued)

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the net deferred tax liability are as follows:

                                                                       December 31,   December 31,
                                                                           2007           2006
                                                                       ------------   ------------
                                                                              (in thousands)
DEFERRED TAX ASSETS:
Investments                                                                19,852         21,579
Contract holder reserves                                                  149,675        123,361
Guaranty fund assessments                                                   3,298          3,309
Reserve for guaranteed benefits                                            26,499         26,332
Net operating loss carryforward                                                --          5,425
Capital loss carryforward - Federal                                            --         16,770
State income taxes and net operating loss                                   8,469          4,549
Net unrealized loss on debt and equity securities available for sale       55,985             --
Other assets                                                                2,681            374
                                                                         --------       --------
   Deferred tax assets                                                    266,459        201,699
Valuation allowance                                                        (6,636)        (3,475)
                                                                         --------       --------
   Net deferred tax asset                                                 259,823        198,224

DEFERRED TAX LIABILITIES:
Deferred acquisition costs and other deferred expenses                   $526,716       $535,600
State income taxes                                                            216             --
Net unrealized gain on debt and equity securities available for sale           --          1,624
Partnership income/loss                                                     9,715          6,376
Other liabilities                                                           2,577             --
                                                                         --------       --------
   Total deferred tax liabilities                                         539,224        543,600
Net deferred tax liability                                               $279,401       $345,376
                                                                         ========       ========

     The Company has concluded that it is more likely than not that certain deferred tax assets will not be fully realized. Accordingly, at December 31, 2007, the Company has a valuation allowance of $6,636,000. Other than the valuation allowance for certain deferred tax assets, the Company has concluded that the remaining deferred tax assets will be fully realized and no additional valuation allowance is necessary.

     In December 2007, AIGRS reached a settlement with the IRS in the United States Tax Court for tax years ended in September 30, 1993 and September 30, 1994. The terms of the settlement will be incorporated into the IRS examinations for tax years of AIGRS from September 30, 1995 through September 30, 1998, and for the Parent for tax year December 31, 1999. The statute of limitations for the years 1997 through 1999 expires on March 31, 2008. In January 2008, the Parent signed a settlement agreement with the IRS for examination of tax years 2000 through 2002. As a result of this settlement agreement, SAAMCo and SACS are due a refund in an amount still to be determined. Further, SAAMCo and SACS settled a New York City audit for tax years 1999 through 2001.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11.  INCOME TAXES (Continued)

     The tax years that remain subject to examination in the United States tax jurisdiction are 1997 to 1999 and 2003 to 2006. The Company has recorded a receivable related to known taxing authority examination adjustments. The amount accrued as of December 31, 2007 and 2006, excluding interest, totaled $10,165,000 and $15,029,000, respectively.

     The Company continually evaluates adjustments proposed by taxing authorities. At December 31, 2007, there are no proposed adjustments that would result in a material change to the Company's financial position over the next twelve months.

     At January 1 and December 31, 2007, the Company had no unrecognized tax benefits.

     Interest and penalties, if any, related to taxing authority examinations and unrecognized tax benefits are recognized as a component of income tax expense. At January 1 and December 31, 2007, the Company had a receivable of $2,625,000 and $3,177,000, respectively, related to interest (net of federal tax). For the year ended December 31, 2007, the Company had recognized a benefit of $551,000 of interest (net of federal tax).

12.  RELATED PARTY TRANSACTION

     Starr International Company, Inc. ("SICO") has provided a series of two-year Deferred Compensation Profit Participation Plans ("SICO Plans") to certain employees of AIG, its subsidiaries and affiliates. The SICO Plans came into being in 1975 when the voting shareholders and Board of Directors of SICO, a private holding company whose principal asset is AIG common stock, decided that a portion of the capital value of SICO should be used to provide an incentive plan for the current and succeeding managements of all American International companies, including the Company.

     None of the costs of the various benefits provided under the SICO Plans has been paid by the Company, although the Company has recorded a charge to reported earnings for the deferred compensation amounts paid to employees of the Company or its subsidiaries and affiliates by SICO and allocated to the Company, with an offsetting amount credited to additional paid-in capital reflecting amounts deemed contributed by SICO. The SICO Plans provide that shares currently owned by SICO may be set aside by SICO for the benefit of the participant and distributed upon retirement. The SICO Board of Directors currently may permit an early payout under certain circumstances. Prior to payout, the participant is not entitled to vote, dispose of or receive dividends with respect to such shares, and shares are subject to forfeiture under certain conditions, including but not limited to the participant's voluntary termination of employment with AIG or its subsidiaries and affiliates prior to normal retirement age. Under the SICO Plans, SICO's Board of Directors may elect to pay a participant cash in lieu of shares of AIG common stock. Following notification from SICO to participants in the SICO Plans that it will settle specific future awards under the SICO Plans with shares rather than cash, the Company modified its accounting for the SICO Plans from variable to fixed measurement accounting. The Company gave effect to this change in settlement method beginning on December 9, 2005, the date of SICO's notice to the participants in the SICO Plans.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.  RELATED PARTY TRANSACTION (Continued)

     As total compensation expense related to the SICO Plans for each prior year would not have been material to any such prior year, in the first quarter of 2005 the Company has recorded the total amount of compensation expense related to the SICO Plans that would have been recorded in all prior periods through December 31, 2004, as a reduction of retained earnings on the consolidated balance sheet of $1,562,000, with a corresponding increase to additional paid-in capital, and with no effect on total shareholder's equity, results of operations or cash flows. Compensation expense with respect to the SICO Plans aggregated $299,000, $405,000 and $1,351,000 in 2007, 2006 and 2005, respectively, and is included in general and administrative expenses in the consolidated statement of income and comprehensive income. Additionally, a corresponding increase to additional paid-in capital was recorded in each year.

     On February 15, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $500,000,000 from the Parent and vice versa. Any advances made under this agreement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2007 and 2006.

     On February 15, 2004, the Company entered into a short-term financing arrangement with its affiliate, First SunAmerica Life Insurance Company ("FSA"), whereby the Company has the right to borrow up to $15,000,000 from FSA and vice versa. Any advances made under this agreement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2007 and 2006.

     On September 26, 2001, the Company entered into a short-term financing arrangement with AIGRS whereby the Company has immediate access of up to $500,000,000. On December 19, 2001, the Company entered into a short-term financing arrangement with AIGRS whereby AIGRS has the right to borrow up to $500,000,000 from the Company. Any advances made under these agreements must be repaid within 30 days. There were no balances outstanding under these agreements at December 31, 2007 and 2006.

     On September 26, 2001, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII"), whereby the Company has the right to borrow up to $500,000,000 from SAII. On December 19, 2001, the Company entered into a short-term financing arrangement with SAII, whereby SAII has the right to borrow up to $500,000,000 from the Company. Any advances made under these agreements must be repaid within 30 days. There were no balances outstanding under these agreements at December 31, 2007 and 2006.

     On November 1, 2002, the Company and various affiliates entered into an inter-affiliate credit facility (the "facility"), under which the Company commits to make loans to AIG. The maximum aggregate amount of the commitment is currently $925,000,000. Such loans may take the form of variable rate loans that pay the higher of the federal funds rate plus 0.5% of the prime rate, or fixed rate loans that pay LIBOR plus a specified margin. AIG has the option at the commitment termination date to convert any outstanding loan balances to one-year terms. The commitment termination date is currently September 6, 2008 but may be extended by agreement of the parties. The Company receives annual facility fees, which are currently 0.025%. There was no outstanding balance under this agreement at December 31, 2007 and 2006.

     The Company pays commissions, including support fees to defray marketing and training costs, to seven affiliated broker dealers for distributing its annuity products and mutual funds. Commissions paid to these broker-dealers totaled $66,660,727, $65,243,000 and $63,862,000 for the years ended
     December 31, 2007, 2006 and 2005, respectively. These broker-dealers distribute a significant portion of the Company's variable annuity products, amounting to approximately 16%, 18% and 20% of deposits in 2007, 2006 and 2005, respectively. These broker-dealers also distribute a significant portion of the Company's mutual funds, amounting to approximately 22%, 25% and 27% of sales in 2007, 2006 and 2005, respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.  RELATED PARTY TRANSACTION (Continued)

     On February 1, 2004, SAAMCo entered into an administrative services agreement with FSA whereby SAAMCo will pay to FSA a fee based on a percentage of all assets invested through FSA's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for FSA's variable annuity products. Amounts incurred by the Company under this agreement totaled $2,315,000, $1,983,000 and $1,790,000 in 2007, 2006 and 2005, respectively, and are included in the Company's consolidated statement of income and comprehensive income.

     On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, The Variable Annuity Life Insurance Company ("VALIC"), whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement were $16,576,000, $13,122,000 and $9,973,000 in 2007, 2006 and 2005, respectively, and are net of certain administrative costs incurred by VALIC of $4,736,000, $3,749,000 and $2,849,000, respectively. The net amounts earned by SAAMCo are included in other fees in the consolidated statement of income and comprehensive income.

     The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG will cause the Company to maintain a contract holders' surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Contract holders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against AIG.

     The Company's insurance policy obligations for individual and group contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time are guaranteed ("the "Guarantee") by American Home Assurance Company ("American Home"), a subsidiary of AIG. American Home files statutory annual and quarterly reports with the New York State Insurance Department, through which such reports are available to the public.

     On December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated. The Guarantee will not cover any contracts with a date of issue later than the Point of Termination. The Guarantee will, however, continue to cover insurance obligations on contracts issued by the Company with a date of issue earlier than the Point of Termination, including obligations arising from purchase payments received with respect to these contracts after the Point of Termination. The Guarantee provides that contract owners owning contracts issued by the Company with a date of issue earlier than the Point of Termination can enforce the Guarantee directly against American Home.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.  RELATED PARTY TRANSACTION (Continued)

     Pursuant to a Service and Expense Agreement, AIG provides, or causes to be provided, administrative, marketing, investment management, accounting, occupancy and data processing services to the Company. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services were $193,431,000, $170,589,000 and $153,180,000 for the years ended December
     31, 2007, 2006 and 2005, respectively. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $91,084,000, $81,987,000 and $71,533,000, respectively, and is deferred and amortized as part of deferred acquisition costs. The other components of such costs are included in general and administrative expenses in the consolidated statement of income and comprehensive income.

     In addition to the reimbursements noted above, an affiliate is responsible for the administration of the Company's fixed annuity contracts and is reimbursed for the cost of administration. Costs charged to the Company to administer these policies were $506,000, $462,000 and $526,000 in 2007, 2006 and 2005, respectively. The Company believes these costs are less than the Company would have incurred to administer these policies internally.

     Pursuant to an Investment Advisory Agreement, the majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $2,563,000, $2,997,000 and $3,326,000 for the years ended December 31, 2007, 2006 and 2005, respectively.

     The Company incurred $2,141,000, $2,490,000 and $1,429,000 of management fee expense to an affiliate of the Company to administer its securities lending program during the years ended 2007, 2006 and 2005, respectively.

     In July 2007, the Company purchased a partnership from the Parent for cash equal to its fair value of $66,719,000.

                        AMERICAN HOME ASSURANCE COMPANY

                               NAIC CODE: 19380

                     STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                        AMERICAN HOME ASSURANCE COMPANY

                               NAIC CODE: 19380

                     STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                               TABLE OF CONTENTS


   Report of Independent Auditors........................................ 2

   Statements of Admitted Assets......................................... 3

   Statements of Liabilities, Capital and Surplus........................ 4

   Statements of Income and Changes in Capital and Surplus............... 5

   Statements of Cash Flow............................................... 6

   Notes to Statutory Basis Financial Statements......................... 7

                        Report of Independent Auditors

To the Board of Directors and Shareholder of American Home Assurance Company:

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company (the Company) as of December 31, 2007 and 2006, and the related statutory statements of income and changes in capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2007 and 2006, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2007.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, on the basis of accounting described in Note 1 to the financial statements.

PRICEWATERHOUSECOOPERS LLP

New York, NY
April 25, 2008

                        AMERICAN HOME ASSURANCE COMPANY

                         STATEMENTS OF ADMITTED ASSETS

                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2007 AND 2006
                                (000'S OMITTED)

-----------------------------------------------------------------------------------------------------------------------------
As of December 31,                                                                                       2007        2006
-----------------------------------------------------------------------------------------------------------------------------
Cash and invested assets:
   Bonds, at amortized cost (NAIC market value: 2007 - $16,075,222; 2006 - $15,146,927).............. $15,843,721 $14,844,987
   Stocks:
       Common stocks, at NAIC market value adjusted for non admitted assets (cost: 2007 -
         $1,556,742; 2006 - $1,602,207)..............................................................   3,139,327   3,304,355
       Preferred stocks, primarily at NAIC market value (cost: 2007 - $613,732; 2006 - $577,109).....     613,732     587,471
   Other invested assets, primarily at equity (cost: 2007 - $1,458,240; 2006 - $1,171,367)...........   1,943,313   1,509,651
   Securities lending collateral.....................................................................     279,774     203,323
   Short-term investments, at amortized cost (approximates NAIC market value)........................     183,951     129,196
   Cash..............................................................................................     258,078     164,596
-----------------------------------------------------------------------------------------------------------------------------
          Total cash and invested assets.............................................................  22,261,896  20,743,579
-----------------------------------------------------------------------------------------------------------------------------
Investment income due and accrued....................................................................     213,302     203,764
Agents' balances or uncollected premiums:
   Premiums in course of collection..................................................................     593,808     955,240
   Premiums and installments booked but deferred and not yet due.....................................     892,935     371,971
   Accrued retrospective premiums....................................................................   1,237,062   1,606,389
Amounts billed and receivable from high deductible policies..........................................     159,393      76,370
Reinsurance recoverable on loss payments.............................................................     600,573     488,243
Funds held by or deposited with reinsurers...........................................................      11,118      13,951
Deposit accounting assets............................................................................     751,468     809,537
Deposit accounting assets - funds held...............................................................      98,917      94,279
Federal and foreign income taxes recoverable from parent.............................................     143,717      63,569
Net deferred tax assets..............................................................................     382,578     421,900
Equities in underwriting pools and associations......................................................   1,211,817     858,614
Receivable from parent, subsidiaries and affiliates..................................................     115,695   1,484,555
Other admitted assets................................................................................     182,141     179,243
-----------------------------------------------------------------------------------------------------------------------------
          Total admitted assets...................................................................... $28,856,420 $28,371,204
=============================================================================================================================

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

                STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS

                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2007 AND 2006
                   (000'S OMITTED EXCEPT SHARE INFORMATION)

----------------------------------------------------------------------------------------------
As of December 31,                                                       2007         2006
----------------------------------------------------------------------------------------------
                            Liabilities

Reserves for losses and loss adjustment expenses.................... $13,732,102  $12,754,581
Unearned premium reserves...........................................   4,475,413    4,518,443
Commissions, premium taxes, and other expenses payable..............     234,495      183,640
Reinsurance payable on paid loss and loss adjustment expenses.......     263,917      308,091
Funds held by company under reinsurance treaties....................     236,183      228,878
Provision for reinsurance...........................................     115,844      128,824
Ceded reinsurance premiums payable, net of ceding commissions.......     492,611      427,505
Retroactive reinsurance reserves - assumed..........................      30,486       23,242
Retroactive reinsurance reserves - ceded............................     (65,309)     (61,283)
Deposit accounting liabilities......................................     189,511      172,296
Deposit accounting liabilities - funds held.........................     695,928      703,508
Securities lending payable..........................................     304,398      203,323
Collateral deposit liability........................................     354,916      613,043
Payable to parent, subsidiaries and affiliates......................     152,184    1,547,586
Payable for securities..............................................       3,331      110,581
Other liabilities...................................................     343,453      297,093
----------------------------------------------------------------------------------------------
   Total liabilities................................................  21,559,463   22,159,351
----------------------------------------------------------------------------------------------
                        Capital and Surplus

Common capital stock, $15.00 par value, 1,758,158 shares authorized,
   1,695,054 shares issued and outstanding..........................      25,426       25,426
Capital in excess of par value......................................   2,941,471    2,779,526
Unassigned surplus..................................................   4,280,727    3,357,054
Special surplus funds from retroactive reinsurance..................      49,333       49,847
----------------------------------------------------------------------------------------------
   Total capital and surplus........................................   7,296,957    6,211,853
----------------------------------------------------------------------------------------------
   Total liabilities, capital, and surplus.......................... $28,856,420  $28,371,204
==============================================================================================

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

            STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS

                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                (000'S OMITTED)

-------------------------------------------------------------------------------------------------------------------------------
For the years ended December 31,                                                               2007        2006         2005
-------------------------------------------------------------------------------------------------------------------------------
                                   Statements of Income
                                   --------------------

Underwriting income:
   Premiums earned......................................................................... $7,703,016  $7,700,011  $ 7,045,820
-------------------------------------------------------------------------------------------------------------------------------
Underwriting deductions:
   Losses incurred.........................................................................  4,444,636   4,606,481    5,406,410
   Loss adjustment expenses incurred.......................................................    840,801     803,517    1,098,644
   Other underwriting expenses incurred....................................................  1,864,547   1,825,815    1,584,477
-------------------------------------------------------------------------------------------------------------------------------
Total underwriting deductions..............................................................  7,149,984   7,235,813    8,089,531
-------------------------------------------------------------------------------------------------------------------------------
Net underwriting income (loss).............................................................    553,032     464,198   (1,043,711)
-------------------------------------------------------------------------------------------------------------------------------
Investment income:
   Net investment income earned............................................................  1,019,018     702,426      630,678
   Net realized capital gains (net of capital gains taxes: 2007 - $29,141; 2006 - $29,092;
     2005 - $20,492).......................................................................    117,037      61,624       38,055
-------------------------------------------------------------------------------------------------------------------------------
Net investment gain........................................................................  1,136,055     764,050      668,733
-------------------------------------------------------------------------------------------------------------------------------
Net loss from agents' or premium balances charged-off......................................    (85,724)    (49,762)    (145,742)
Finance and Service Charges not Included in Premium........................................     16,449      14,287       16,400
Other gain, net of dividends to policyholders..............................................     76,290      49,691       75,547
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) after capital gains taxes and before federal income taxes....................  1,696,102   1,242,464     (428,773)
Federal income tax expense (benefit).......................................................    348,359     263,263     (243,047)
-------------------------------------------------------------------------------------------------------------------------------
       Net income (loss)................................................................... $1,347,743  $  979,201  $  (185,726)
===============================================================================================================================
                              Changes in Capital and Surplus
                              ------------------------------

Capital and surplus, as of December 31, previous year...................................... $6,211,853  $5,049,651  $ 3,339,340
   Adjustment to beginning surplus.........................................................    (56,532)     55,538     (211,984)
-------------------------------------------------------------------------------------------------------------------------------
   Capital and surplus, as of January 1,...................................................  6,155,321   5,105,189    3,127,356
-------------------------------------------------------------------------------------------------------------------------------
Changes in capital and surplus:
   Net income (loss).......................................................................  1,347,743     979,201     (185,726)
   Change in net unrealized capital gains (net of capital gains taxes: 2007 - $131,952;
     2006 - $121,173; 2005 - $13,354)......................................................   (103,183)    119,660      164,444
   Change in net deferred income tax.......................................................    (73,791)    (13,270)     112,728
   Change in non-admitted assets...........................................................    184,885     (80,352)    (322,775)
   Change in provision for reinsurance.....................................................     12,980      81,328      166,585
   Paid in capital and surplus.............................................................    161,945          --    2,076,780
   Cash dividends to stockholder...........................................................   (615,000)         --      (31,732)
   Other surplus adjustments...............................................................     (1,572)      1,268           --
   Foreign exchange translation............................................................    227,629      18,829      (58,009)
-------------------------------------------------------------------------------------------------------------------------------
       Total changes in capital and surplus................................................  1,141,636   1,106,664    1,922,295
-------------------------------------------------------------------------------------------------------------------------------
Capital and surplus, as of December 31,.................................................... $7,296,957  $6,211,853  $ 5,049,651
===============================================================================================================================

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

                            STATEMENTS OF CASH FLOW

                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                (000'S OMITTED)

-----------------------------------------------------------------------------------------
For the years ended December 31,                       2007         2006         2005
-----------------------------------------------------------------------------------------
              Cash From Operations
              --------------------

Premiums collected, net of reinsurance............ $ 7,948,658  $ 6,433,712  $ 7,096,647
Net investment income.............................   1,058,334      787,413      604,156
Miscellaneous income (expense)....................       7,137       75,317      (53,776)
-----------------------------------------------------------------------------------------
   Sub-total......................................   9,014,129    7,296,442    7,647,027
-----------------------------------------------------------------------------------------
Benefit and loss related payments.................   3,805,524    3,520,205    3,809,181
Commission and other expense paid.................   2,470,003    2,401,959    2,171,077
Dividends paid to policyholders...................         123        1,344          878
Change in federal and foreign income taxes........     330,784     (438,538)      (3,783)
-----------------------------------------------------------------------------------------
   Net cash provided from operations..............   2,407,695    1,811,472    1,669,674
-----------------------------------------------------------------------------------------
              Cash From Investments
              ---------------------

Proceeds from investments sold, matured, or repaid
   Bonds..........................................   4,926,616    5,231,792    4,129,223
   Stocks.........................................   3,450,014    3,211,715    2,795,546
   Other..........................................     269,849    1,646,730    3,042,793
-----------------------------------------------------------------------------------------
   Total proceeds from investments sold, matured,
     or repaid....................................   8,646,479   10,090,237    9,967,562
-----------------------------------------------------------------------------------------
Cost of investments acquired
   Bonds..........................................   5,748,239   10,488,316    5,803,573
   Stocks.........................................   3,296,552    3,180,130    3,071,743
   Other..........................................     772,178      350,752    3,630,931
-----------------------------------------------------------------------------------------
   Total cost of investments acquired.............   9,816,969   14,019,198   12,506,247
-----------------------------------------------------------------------------------------
   Net cash (used in) investing activities........  (1,170,490)  (3,928,961)  (2,538,685)
-----------------------------------------------------------------------------------------
  Cash From Financing and Miscellaneous Sources

Capital and surplus paid-in.......................          --    1,326,780      750,000
Borrowed funds....................................     101,075           --           --
Dividends to stockholder..........................    (615,000)          --      (47,598)
Intercompany receivable and payable, net..........     (26,540)     342,735      195,946
Net deposit on deposit-type contracts and other
  insurance.......................................      71,282      262,411      285,727
Equities in underwriting pools and associations...    (360,841)    (184,691)    (190,476)
Collateral deposit liability......................    (258,127)     107,288       46,816
Other.............................................      (4,415)     438,392     (143,089)
-----------------------------------------------------------------------------------------
   Net cash provided from (used in) financing
     activities...................................  (1,092,296)   2,292,915      897,326
-----------------------------------------------------------------------------------------
   Effect of exchange rate changes on cash........       3,328          338          718
   Net change in cash and short-term investments..     148,237      175,764       29,033
Cash and short-term investments:
   Beginning of year..............................     293,792      118,028       88,995
-----------------------------------------------------------------------------------------
   End of year.................................... $   442,029  $   293,792  $   118,028
=========================================================================================

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING
---------------------------------------------------------------------------
POLICIES
--------

A. Organization
   ------------

   The American Home Assurance Company (AHAC or the Company) is a direct wholly-owned subsidiary of the AIG Commercial Insurance Group, Inc., (AIGCIG), a Delaware corporation, formerly known as NHIG Holding Corp.

   On December 29, 2006, as part of a reorganization of the American International Group, Inc.'s (the Ultimate Parent or AIG) domestic property-casualty insurance operations, AIG contributed its 100% ownership of the Company's common stock to AIGCIG, an indirect wholly-owned subsidiary of AIG. Prior to the reorganization, the Company was a direct wholly-owned subsidiary of AIG. The ownership change had no effect on the Company's operations.

   The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers and through AIG's risk finance operation, the Company provides its customized structured products.

   The accompanying financial statements include the Company's U.S. operation and its Japan and Canadian branches.

   The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker usually has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

   The Company has significant transactions with AIG and affiliates. In addition, the Company participates in an inter-company pooling agreement with certain affiliated companies (see Note 5).

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


B. Summary of Significant Statutory Basis Accounting Policies
   ----------------------------------------------------------
   Prescribed or Permitted Statutory Accounting Practices:

   The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York (NY SAP).

   The Insurance Department of the State of New York recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of New York. The Superintendent of the New York Insurance Department (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

   The New York State Insurance Department has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of (1) allowing the discounting of workers compensation loss reserves on a non-tabular basis; under NAIC SAP, non-tabular discounting of reserves is not permitted; (2) under New York Insurance Law, electronic data processing (EDP) apparatus and related equipment constituting a data processing, record keeping, or accounting system is allowed as an admitted asset to be amortized over a ten year period provided that the cost exceeds $50,000 per system; NAIC SAP allows EDP equipment and operating system software as assets, subject to an aggregate limit of three percent of surplus and an amortization period not to exceed the lesser of three years or the useful life; (3) New York State Insurance Department Regulation 20 (Regulation 20) allows certain offsets to the provision for reinsurance, including parental letter of credits, that are not permitted under NAIC SAP; and (4) goodwill admissibility rules differ between New York Insurance Law and NAIC SAP. In addition, New York Insurance Law Section 1414 requires that the shares of a subsidiary insurer be valued at the lesser of the subsidiary's market value or book value as shown by its last annual statement or report on examination, whichever is more recent.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed by NY SAP is shown below:

   ------------------------------------------------------------------------
   December 31,                             2007        2006        2005
   ------------------------------------------------------------------------
   Net income (loss), NY SAP............ $1,347,743  $  979,201  $ (185,726)
   State prescribed practices -
     (deduction):
      Non-tabular discounting...........    (21,301)    (21,866)    (31,431)
   ------------------------------------------------------------------------
   Net income (loss), NAIC SAP.......... $1,326,442  $  957,335  $ (217,157)
   ========================================================================
   Statutory surplus, NY SAP............ $7,296,957  $6,211,853  $5,049,651
   State prescribed practices -
     (charge):
      Non-tabular discounting...........   (255,772)   (234,471)   (212,605)
      Regulation 20 - other reinsurance
        credits.........................   (106,577)   (133,123)   (201,421)
      Regulation 20 - parental letters
        of credit.......................   (361,650)   (406,784)   (398,389)
      EDP equipment and software........         --          --     (93,881)
   ------------------------------------------------------------------------
   Total state prescribed practices.....   (723,999)   (774,378)   (906,296)
   ------------------------------------------------------------------------
   Statutory surplus, NAIC SAP.......... $6,572,958  $5,437,475  $4,143,355
   ========================================================================

   In 2006 and 2005, the Superintendent permitted the Company to utilize the independent audit of AIG to support the requirement for audited U.S. GAAP equity of the investments in non insurance and foreign insurance entities. As of December 31, 2006, the aggregate value of equity investments to which this permitted practice applies amounted to $403,460. The Superintendent has also permitted the Company to utilize audited financial statements prepared on a basis of accounting other than U.S. GAAP to value investments in limited partnerships and joint ventures. As of December 2007 and 2006, the aggregate value of limited partnerships and joint ventures to which this permitted practice applies is $30,616 and $131,697, respectively. In addition, the Superintendent has permitted the company to account for investments in publicly traded affiliated common stocks at the quoted market value less a discount as prescribed by NAIC SAP. The difference between the carrying value and book value as of December 31, 2007 and 2006 amounted to $266,864 and $251,881, respectively.

   In 2007 the foreign property and casualty division of AIG announced the restructuring of its United Kingdom (UK) general insurance operations designed to simplify the organization, provide an enhanced regulatory and legal platform and improve transparency and efficiency. In December 2007, New Hampshire Insurance Company transferred substantially all of the business written by its United Kingdom branch (the UK Branch) to AIG UK Ltd., a UK affiliate formerly known as Landmark Insurance Company Limited. This transaction was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK to transfer the aforementioned business. Additionally, as part of the transaction, management (i) entered into several intercompany reinsurance agreements (both commutations and new contracts) with subsidiaries of AIG; and,
   (ii) intent to make capital contributions and distributions involving subsidiaries of AIG. Some of these transactions are still not fully executed. The proposed transactions are intended in aggregate to have minimal effect (i.e.: less than 1%) individually and in aggregate on the surplus of the National Union Pool Companies (See listing of companies in Note 5A).

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   The results of the UK branch are reported through the Company's participation in American International Underwriters Overseas Association (AIUOA or the Association) (see Footnote 5). AIUOA reports on a fiscal year ending on November 30th. Although the Company's year ends on December 31st, the Company's annual financial statements have historically and consistently reported the results of its participation in AIUOA based on AIUOA's fiscal year close of November 30th. In order to achieve consistency in its financial reporting, the Company, with the permission of the New York and Pennsylvania Insurance Departments, will record the effects described in the preceding paragraph of this transaction in its 2008 statutory financial statements.

   The use of all the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2007 reporting period.

   Statutory Accounting Practices and Generally Accepted Accounting Principles:
   ----------------------------------------------------------------------------
   NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

   Under GAAP:
   -----------

    a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

    b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance, are restored to surplus;

    c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

    d. Estimated undeclared dividends to policyholders are accrued;

    e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

    f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

    g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


    h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

    i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the statement of income.

Under NAIC SAP:
---------------

    a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

    b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

    c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

    d. Declared dividends to policyholders are accrued;

    e. The reserves for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

    f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or market;

    g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

    h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the statement of income and surplus is segregated by the ceding entity to the extent of gains realized; and

    i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

   The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   Significant Statutory Accounting Practices:
   -------------------------------------------

   A summary of the Company's significant statutory accounting practices are as follows:

   Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates.

   Invested Assets: The Company's invested assets are accounted for as follows:

    . Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates NAIC market value (as designated by the NAIC Securities Valuation Office).

    . Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or the NAIC designated market value. If a bond is determined to have an other-than-temporary decline in value the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

       In periods subsequent to the recognition of an other-than-temporary impairment loss for fixed maturity securities, the Company accretes the discount or amortizes the premium over the remaining life of the security based on the amount and timing of future estimated cash flows.

       Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2007 and 2006, the NAIC market value of the Company's mortgage-backed securities approximated $505,415 and $160,750, respectively. Mortgage-backed securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow and are valued using the retrospective method. Prepayment assumptions were obtained from third party vendors.

    . Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund or paid in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or NAIC designated market values

       Investments in affiliates for which the Company's ownership interest (including ownership interest of the Ultimate Parent and its subsidiaries) is less than 85.0%, and whose securities are traded on one of the three major U.S. exchanges, are included in common stock at the quoted market value less a discount as prescribed

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

       by NAIC SAP. At December 31, 2007 and 2006, the average discount rate is approximately 20.95% and 20.1%, respectively. Other investments in affiliates are included in common stocks based on the net worth of the entity.

    . Other Invested Assets: Other invested assets consist primarily of investments in joint ventures and partnerships. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an other-than-temporary decline in value, the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains.

    . Derivatives: Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency for the specific amount of another currency at a date in the future. Foreign exchange contracts are entered into in order to manage exposure to changes in the foreign exchange rates related to long-term foreign denominated bonds held by the Company. The contracts are usually one to three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in investment income.

       Options purchased are included in Other Invested Assets on the Company's Statements of Admitted Assets. Options are carried at market value. Options written are reported in Other Liabilities on the Statements of Liabilities, Capital and Surplus. Realized gains or losses on the sales of options are determined on the basis of specific identification and are included in income.

       Futures are exchange contracts whereby the Company agrees to buy a specific amount of an underlying security (usually an equity index) at a specific price in the future. Throughout the term of the contract, the change in the underlying security's price in the future is calculated each business day, and the gain or loss is transferred in cash to or from the counterparty. When the future position is closed out or expires, a final payment is made. The daily mark-to-market payments are accounted for as realized gains or losses.

       Any change in unrealized gains or losses on options purchased or written are credited or charged to unassigned surplus. The Company does not use hedge accounting for its derivatives.

    . Net Investment Gain (Losses): Net investment gains (losses) consist of net investment income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of the specific identification.

       Investment income due and accrued is assessed for collectibility. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2007 and 2006, no investment income due and accrued was determined to be uncollectible or non-admitted.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


    . Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at NAIC designated values, joint ventures, partnerships, derivatives, and foreign currency translation are credited or charged to unassigned surplus.

   Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

   Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 66, entitled Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. In connection therewith, as of December 31, 2007 and 2006, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,237,062 and $1,606,389, respectively, net of non-admitted premium balances of $52,913 and $55,203, respectively.

   Net written premiums that were subject to retrospective rating features were as follows:

   -------------------------------------------------------------------------
   For the years ended December 31,               2007      2006      2005
   -------------------------------------------------------------------------
   Net written premiums subject to
     retrospectively rated premiums............ $811,018  $684,635  $510,615
   Percentage of total net written premiums....     10.6%      8.7%      7.1%
   -------------------------------------------------------------------------

   Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, entitled Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium adjustments that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

   In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is considered in the calculation.

   For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned and loss and LAE liabilities associated with the unreported claims are recognized immediately.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums have been reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

   Retroactive Reinsurance: Retroactive reinsurance reserves are shown separately in the balance sheet. Gains or losses are recognized in the statement of income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

   As agreed with the Company's domiciliary state, the Company analyzed the current status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including incurred but not reported (IBNR)) exceeded $100 for compliance with the nine month rule as described in SSAP No. 62, entitled Property and Casualty Reinsurance (SSAP 62). Any such treaties for which the documentation required by SSAP 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1, 2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the domiciliary insurance department.

   In early 2007, the Company discovered that certain foreign reinsurance treaties for the period January 1, 2005 to November 30, 2006 were not in compliance with the nine month rule as described in SSAP 62. As agreed with the Company's domiciliary state, the Company recorded these reinsurance treaties as prospective.

   The Company is unable to quantify the impact on policyholders' surplus or net income from the aforementioned practices regarding the nine month rule.

   Deposit Accounting: Assumed and ceded reinsurance contracts which the Company determines do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62 and SSAP No. 75, entitled Reinsurance Deposit Accounting An Amendment to SSAP No. 62, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, credited or qualified by the Insurance Department of the State of New York; or ii) the collateral (i.e.: funds withheld, letters of credit or trusts) meets all the requirements of the Insurance Department of the State of New York. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to other gain in the statement of income.

   As agreed with the Company's domiciliary state, direct insurance transactions whereby the Company determines there was insufficient risk transfer, other than those where a policy was issued (a) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (b) in respect of an excess insurer's requirement for an underlying primary

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   insurance policy in lieu of self insurance, or (c) in compliance with filed forms, rates and/or rating plans, are recorded as deposit accounting arrangements.

   Foreign Property Casualty Business: As agreed with the Company's domiciliary state, the Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of AIUOA. See Note 5 for a description of the AIUOA pooling arrangement and related financial statement presentation.

   Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62, the Company records a liability for reinsurance ceding commissions recorded in excess of acquisition costs. The liability is earned over the terms of the underlying policies.

   Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

   The Company discounts its loss reserves on workers' compensation claims.

   The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves (net of reinsurance) subject to the tabular discounting were $2,014,235 and $1,676,681, as of December 31, 2007 and 2006, respectively. As of
   December 31, 2007 and 2006, the Company's tabular discount amounted to $285,969 and $238,180, respectively, all of which were applied against the Company's case reserves.

   The calculation of the Company's non-tabular discount is based upon the Company's own payout pattern and a 5.0% interest rate as prescribed by the New York State Insurance Department. Loss and LAE reserves (net of reinsurance) subject to the non-tabular discounting were $2,014,235 and $1,676,681 as of December 31, 2007 and 2006, respectively. As of
   December 31, 2007 and 2006, the Company's non-tabular discount amounted to $255,772 and $234,471, respectively, all of which were applied against the Company's case reserves.

   Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in income.

   Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

                        American Home Assurance Company

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

   Capital and Surplus: Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share.

   Non-Admitted Assets: Certain assets, principally electronic data processing
   (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all the State of New York requirements, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2007 and 2006, depreciation and amortization expense amounted to $24,539 and $21,036, and accumulated depreciation as of December 31, 2007 and 2006 amounted to $137,278 and $107,392, respectively.

   Reclassifications: Certain balances contained in the 2006 and 2005 financial statements have been reclassified to conform with the current year's presentation.

   During 2006 the Company recorded a pre-tax charge of $249,898 relating to the reconciliations and substantiation of certain balance sheet accounts. As agreed with the Company's domiciliary state, the Company has recorded all amounts as changes in estimate for 2006.

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS
-----------------------------------------------------------------------

During 2007, 2006 and 2005, the Company dedicated significant effort to the resolution of weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders as reported in the Company's 2006, 2005 and 2004 annual statements. The corrections of these errors resulted in an after tax statutory credit (charge) of $(56,532), $55,538 and $(211,984) as of January 1, 2007, 2006 and 2005, respectively.

Accounting Adjustments to 2006, 2005 and 2004 Statutory Basis Financial
-----------------------------------------------------------------------
Statements
----------

In accordance with SSAP No. 3 entitled Accounting Changes and Correction of Errors, the correction of these errors has been reported as an adjustment to unassigned surplus as of January 1, 2007, 2006 and 2005.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The impact of these corrections on policyholder surplus as of January 1, 2007, 2006 and 2005 is as follows:

  ----------------------------------------------------------------------------
                                                                 Policyholders
                                                                    Surplus
  ----------------------------------------------------------------------------
  Balance at December 31, 2006..................................  $6,211,853
  Adjustments to beginning Capital and Surplus:
     Federal income taxes.......................................     (79,156)
     Goodwill...................................................       2,146
     Asset admissibility........................................       5,841
     Expense recognition........................................      14,637
  ----------------------------------------------------------------------------
         Total adjustments to beginning Capital and Surplus.....     (56,532)
  ----------------------------------------------------------------------------
  Balance at January 1, 2007, as adjusted.......................  $6,155,321
  ============================================================================

  ----------------------------------------------------------------------------
                                                                 Policyholders
                                                                    Surplus
  ----------------------------------------------------------------------------
  Balance at December 31, 2005..................................  $5,049,651
  Adjustments to beginning Capital and Surplus:
     Asset admissibility........................................      (3,482)
     Foreign translation adjustment.............................     102,290
     Federal income taxes.......................................     (43,270)
  ----------------------------------------------------------------------------
         Total adjustments to beginning Capital and Surplus.....      55,538
  ----------------------------------------------------------------------------
  Balance at January 1, 2006, as adjusted.......................  $5,105,189
  ============================================================================

  ----------------------------------------------------------------------------
                                                                 Policyholders
                                                                    Surplus
  ----------------------------------------------------------------------------
  Balance at December 31, 2004, as amended......................  $3,339,340
  Adjustments to beginning Capital and Surplus:
     Asset realization..........................................    (229,448)
     Revenue recognition........................................     (65,075)
     Federal income taxes.......................................      82,539
  ----------------------------------------------------------------------------
         Total adjustments to beginning Capital and Surplus.....    (211,984)
  ----------------------------------------------------------------------------
  Balance at January 1, 2005, as adjusted.......................  $3,127,356
  ============================================================================

An explanation for each of the adjustments for prior period corrections is described below:

Asset admissibility: The Company determined that certain receivables for high deductible policies and other assets should have been non-admitted.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

Foreign translation adjustment: The Company determined that certain adjustments were required relating to the translation of balances for the Company's Canadian branch.

Asset realization: The Company determined that the allowances related to certain premium receivable, reinsurance recoverable and other asset accounts were not sufficient. The adjustment has established additional allowances for these items.

Revenue recognition: The Company determined that certain revisions to revenues that were recognized in prior periods related to certain long-duration environmental insurance contracts were needed.

Federal income taxes (current and deferred): The change in federal income tax expense is primarily related to an increase in provisions for potential tax exposures, and corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company, resulting in no impact in the table above (see
Note 9).

Goodwill: Correction of the amortization of goodwill.

Expense recognition: The Company determined that certain revisions to commissions expense related to certain accident and health contracts were needed.

NOTE 3 - INVESTMENTS
--------------------

Statutory Fair Value of Financial Instruments:
----------------------------------------------

The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2007 and 2006.

                                                2007                    2006
--------------------------------------------------------------------------------------
                                        Carrying   Statutory    Carrying   Statutory
                                         Amount    Fair Value    Amount    Fair Value
--------------------------------------------------------------------------------------
Assets:
   Bonds.............................. $15,843,721 $16,075,222 $14,844,987 $15,146,927
   Common stocks......................   3,139,327   3,529,455   3,304,355   3,684,898
   Preferred stocks...................     613,732     610,622     587,471     588,334
   Other invested assets..............   1,943,313   1,943,313   1,509,651   1,509,651
   Securities lending collateral......     279,774     279,774     203,323     203,323
   Cash and short-term investments....     442,029     442,029     293,792     293,792
   Equities in underwriting pools and
     associations.....................   1,211,817   1,211,817     858,614     858,614
Liabilities:
   Securities lending payable......... $   304,398 $   304,398 $   203,323 $   203,323
   Collateral deposit liability.......     354,916     354,916     613,043     613,043
   Payable for securities.............       3,331       3,331     110,581     110,581
--------------------------------------------------------------------------------------

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

    . The statutory fair values of bonds, unaffiliated common stocks and preferred stocks are based on NAIC market value*.

    . The statutory fair values of affiliated common stock are based on the underlying equity of the respective entity's financial statements, except for publicly traded affiliates which are based on quoted market values.

    . Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

    . The carrying value of all other financial instruments approximates fair value.

--------------------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The amortized cost and NAIC market values* of the Company's bond investments as of December 31, 2007 and 2006 are outlined in the table below:

------------------------------------------------------------------------------------------------
                                                                 Gross      Gross       NAIC
                                                    Amortized  Unrealized Unrealized   Market
                                                      Cost       Gains      Losses     Value*
------------------------------------------------------------------------------------------------
As of December 31, 2007
   U.S. governments............................... $   331,397  $  9,847   $   114   $   341,130
   All other governments..........................     843,820    13,464       248       857,036
   States, territories and possessions............   2,729,603    53,167     2,240     2,780,530
   Political subdivisions of states, territories
     and possessions..............................   3,320,639    66,000     1,435     3,385,204
   Special revenue and special assessment
     obligations and all non-guaranteed
     obligations of agencies and authorities and
     their political subdivisions.................   6,935,227   118,715    23,268     7,030,674
   Public utilities...............................      79,320       948        66        80,202
   Industrial and miscellaneous...................   1,603,715     7,578    10,847     1,600,446
------------------------------------------------------------------------------------------------
       Total bonds, as of December 31, 2007....... $15,843,721  $269,719   $38,218   $16,075,222
================================================================================================
As of December 31, 2006
   U.S. governments............................... $   331,819  $  1,828   $ 2,571   $   331,076
   All other governments..........................   1,195,804     5,207     3,017     1,197,994
   States, territories and possessions............   2,320,995    45,984       928     2,366,051
   Political subdivisions of states, territories
     and possessions..............................   3,319,677    79,061       796     3,397,942
   Special revenue and special assessment
     obligations and all non-guaranteed
     obligations of agencies and authorities and
     their political subdivisions.................   7,052,116   172,223     1,204     7,223,135
   Public utilities...............................      45,542       186       460        45,268
   Industrial and miscellaneous...................     579,034    10,772     4,345       585,461
------------------------------------------------------------------------------------------------
       Total bonds, as of December 31, 2006....... $14,844,987  $315,261   $13,321   $15,146,927
================================================================================================

As of December 31, 2007 and 2006, the actual fair market value principally priced by Interactive Data Corporation, a third party rating source, for the above listed securities amounted to $16,278,092 and $15,167,455, respectively.

--------------------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The amortized cost and NAIC market values* of bonds at December 31, 2007, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

-----------------------------------------------------------------
                                           Amortized  NAIC Market
                                             Cost       Value*
-----------------------------------------------------------------
   Due in one year or less............... $   810,320 $   811,360
   Due after one year through five years.     805,676     812,394
   Due after five years through ten
     years...............................   2,730,632   2,780,088
   Due after ten years...................  10,990,744  11,165,965
   Mortgaged-backed securities...........     506,349     505,415
-----------------------------------------------------------------
   Total bonds........................... $15,843,721 $16,075,222
=================================================================

Proceeds from sales and gross realized gains and gross realized losses were as follows:

For the years ended December 31,         2007                  2006                  2005
--------------------------------------------------------------------------------------------------
                                              Equity                Equity                Equity
                                   Bonds    Securities   Bonds    Securities   Bonds    Securities
--------------------------------------------------------------------------------------------------
     Proceeds from sales........ $4,142,868 $2,980,634 $4,370,165 $3,151,915 $3,278,300 $2,703,032
     Gross realized gains.......     83,609    191,600      6,407    222,465     31,404    132,690
     Gross realized losses......     17,451    151,981     21,502    105,248     17,304     91,050
--------------------------------------------------------------------------------------------------

--------------------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The cost or amortized cost and NAIC market value* of the Company's common and preferred stocks as of December 31, 2007 and 2006 are set forth in the table below:

                                              December 31, 2007
----------------------------------------------------------------------------------------
                      Cost or     Gross      Gross       NAIC
                     Amortized  Unrealized Unrealized   Market   Non-Admitted  Carrying
                       Cost       Gains      Losses     Value*      Asset       Value
----------------------------------------------------------------------------------------
Common stocks:
-------------
   Affiliated....... $  498,958 $1,447,794  $138,650  $1,808,102    $2,310    $1,805,792
   Non-affiliated...  1,057,784    331,241    55,490   1,333,535        --     1,333,535
----------------------------------------------------------------------------------------
       Total........ $1,556,742 $1,779,035  $194,140  $3,141,637    $2,310    $3,139,327
========================================================================================
Preferred stocks:
-----------------
   Affiliated....... $       -- $       --  $     --  $       --    $   --    $       --
   Non-affiliated...    613,732         --     3,110     610,622        --       613,732
----------------------------------------------------------------------------------------
       Total........ $  613,732 $       --  $  3,110  $  610,622    $   --    $  613,732
========================================================================================

                                              December 31, 2006
----------------------------------------------------------------------------------------
                      Cost or     Gross      Gross       NAIC
                     Amortized  Unrealized Unrealized   Market   Non-Admitted  Carrying
                       Cost       Gains      Losses     Value*      Asset       Value
----------------------------------------------------------------------------------------
Common stocks:
--------------
   Affiliated....... $  610,842 $1,517,992  $60,010   $2,068,824     $--      $2,068,824
   Non-affiliated...    991,365    266,605   22,439    1,235,531      --       1,235,531
----------------------------------------------------------------------------------------
       Total........ $1,602,207 $1,784,597  $82,449   $3,304,355     $--      $3,304,355
========================================================================================
Preferred stocks:
-----------------
   Affiliated....... $       -- $       --  $    --   $       --     $--      $       --
   Non-affiliated...    577,109     11,225       --      588,334      --         587,471
----------------------------------------------------------------------------------------
       Total........ $  577,109 $   11,225  $    --   $  588,334     $--      $  587,471
========================================================================================

As of December 31, 2007 and 2006, the Company held derivative investments of $(289) and $0, respectively.

--------------------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The fair market value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2007 and 2006 is set forth in the table below:

                                                        12 Months or Less   Greater than 12 Months         Total
------------------------------------------------------------------------------------------------------------------------
                                                        Fair     Unrealized  Fair      Unrealized    Fair     Unrealized
Description of Securities                               Value      Losses    Value       Losses      Value      Losses
------------------------------------------------------------------------------------------------------------------------
As of December 31, 2007:
------------------------
   U. S. governments................................. $   12,878  $    98   $    406    $     16   $   13,284  $    114
   All other governments.............................     13,210      151     24,004          97       37,214       248
   States, territories and possessions...............    191,194    1,574     57,650         666      248,844     2,240
   Political subdivisions of states, territories and
     possessions.....................................    241,561    1,435         69          --      241,630     1,435
   Special revenue...................................  1,313,469   23,258      4,269          10    1,317,738    23,268
   Public utilities..................................      1,786        1     11,762          65       13,548        66
   Industrial and miscellaneous......................    719,728   10,065     99,735         782      819,463    10,847
------------------------------------------------------------------------------------------------------------------------
   Total bonds.......................................  2,493,826   36,582    197,895       1,636    2,691,721    38,218
------------------------------------------------------------------------------------------------------------------------
   Affiliated........................................      9,991    2,813    110,276     135,837      120,267   138,650
   Non-affiliated....................................    426,898   55,490         --          --      426,898    55,490
------------------------------------------------------------------------------------------------------------------------
   Common stock......................................    436,889   58,303    110,276     135,837      547,165   194,140
------------------------------------------------------------------------------------------------------------------------
   Preferred Stock...................................     15,904    3,110         --          --       15,904     3,110
------------------------------------------------------------------------------------------------------------------------
   Total stocks......................................    452,793   61,413    110,276     135,837      563,069   197,250
------------------------------------------------------------------------------------------------------------------------
   Total bonds and stocks............................ $2,946,619  $97,995   $308,171    $137,473   $3,254,790  $235,468
========================================================================================================================
As of December 31, 2006:
------------------------
   U. S. governments................................. $  101,082  $   767   $ 73,937    $  1,804   $  175,019  $  2,571
   All other governments.............................    683,798    1,753     57,405       1,264      741,203     3,017
   States, territories and possessions...............    135,854      161     64,833         767      200,687       928
   Political subdivisions of states, territories and
     possessions.....................................     80,117      277     35,991         519      116,108       796
   Special revenue...................................    289,115      808     39,210         396      328,325     1,204
   Public utilities..................................      1,236       14     18,342         446       19,578       460
   Industrial and miscellaneous......................     68,790      458    108,020       3,887      176,810     4,345
------------------------------------------------------------------------------------------------------------------------
   Total bonds.......................................  1,359,992    4,238    397,738       9,083    1,757,730    13,321
------------------------------------------------------------------------------------------------------------------------
   Affiliated........................................     51,933   11,938    192,596      48,072      244,529    60,010
   Non-affiliated....................................    137,829   17,626     90,656       4,813      228,485    22,439
------------------------------------------------------------------------------------------------------------------------
   Common stock......................................    189,762   29,564    283,252      52,885      473,014    82,449
------------------------------------------------------------------------------------------------------------------------
   Total stocks......................................    189,762   29,564    283,252      52,885      473,014    82,449
------------------------------------------------------------------------------------------------------------------------
   Total bonds and stocks............................ $1,549,754  $33,802   $680,990    $ 61,968   $2,230,744  $ 95,770
========================================================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


In general, a security is considered a candidate for other-than-temporary impairments if it meets any of the following criteria:

a. Trading at a significant (25 percent or more) discount to par or amortized cost (if lower) for an extended period of time (nine months or longer); or

b. The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

c. The Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events; or

As of December 31, 2007, the Company has both the ability and intent to hold these investments to recovery.

The Company reported write-downs on its common and preferred stock investments due to an other-than-temporary decline in fair value of $16,271, $17,934 and $972 during 2007, 2006 and 2005, respectively, and reported write-downs on its bond investments due to an other-than-temporary decline in fair value of $14,097, $776 and $2,542 in 2007, 2006 and 2005, respectively.

During 2007, 2006 and 2005, the Company reported the following write-downs on its joint venture and partnership investments due to an other-than-temporary decline in fair value:

    ------------------------------------------------------------------------
    For the years ended December 31,                    2007    2006   2005
    ------------------------------------------------------------------------
    JC Flowers........................................ $ 6,017 $   -- $   --
    Electra European Fund ll..........................   2,619     --     --
    ATV VI............................................   1,604     --     --
    TH Lee Putnam.....................................   1,000     --     --
    Morgan Stanley III................................   1,032     --  1,684
    Gresham Global Investment Fund ll K4..............      --  2,559     --
    Items less than $1.0 million......................   1,820  1,051     11
    ------------------------------------------------------------------------
       Total.......................................... $14,092 $3,610 $1,695
    ========================================================================

As of December 31, 2007 and 2006, securities with a market value of $298,033 and $199,380, respectively, were on loan. The Company receives cash collateral in an amount in excess of the fair value of the securities lent. The affiliated lending agent monitors the daily fair value of securities lent with respect to the collateral value and obtains additional collateral as necessary to ensure that collateral is maintained at a minimum of 102% for domestic transactions and 105% for cross-border transactions of the value of the securities lent. The collateral is held by the lending agent for the benefit of the Company and is not available for the general use of the Company (restricted). Pursuant to the Securities Agency Lending Agreement, AIG Global Securities Lending Corporation, a Delaware registered company, maintains

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


responsibility for the investment and control of such collateral. The securities lending transactions are accounted for as secured borrowings as required by SSAP No. 91. The decline in the fair value of the investments in the securities lending collateral account has been reported as a non-admitted asset in the financial statements presented herein.

In response to the lack of liquidity for certain investments in the current market environment, new securities lending collateral cash flow is being directed into short-term investments, and the level of liquidity in the securities lending collateral program has been increased significantly by repositioning to short-term investments (predominantly overnight commercial paper and time deposits). This repositioning resulted in the sale of certain long-term investments, primarily mortgage-backed bonds, in the third quarter of 2007, which generated the pretax realized losses. While these mortgage-backed bonds generally continued to be performing and highly rated, their liquidity and fair value was adversely affected by recent events in the mortgage-backed securities market. The Company's ultimate parent, AIG, deposited funds in the collateral custodial account equal to the pretax realized losses due to sales incurred between August 1 and December 31, 2007, and the Company recorded their allocated portion of such funds as capital contributions totaling $1,945. AIG has agreed to make additional contributions up to an aggregate limit of $500,000 to offset losses incurred by its insurance subsidiaries from securities lending collateral investments. Management expects that the higher level of liquidity currently maintained in the collateral will allow the Company to hold investments that are currently in an unrealized loss position until they can reasonably be expected to recover their value.

Securities carried at an amortized cost of $2,973,267 and $2,565,608 were deposited with regulatory authorities as required by law as of December 31, 2007 and 2006, respectively.

During 2007, 2006 and 2005, included in Net Investment Income Earned were investment expenses of $9,607, $7,329 and $7,139, respectively and interest expense of $99,036, $98,741 and $77,243, respectively.

The Company reported hybrid securities totaling $127,153 and $140,662 as of December 31, 2007 and 2006, respectively.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


NOTE 4 - RESERVES FOR LOSSES AND LAE
------------------------------------

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2007, 2006 and 2005 is set forth in the table below:

-----------------------------------------------------------------------------------------
                                                       2007         2006         2005
-----------------------------------------------------------------------------------------
Reserves for losses and LAE, beginning of year.... $12,754,581  $11,620,078  $ 9,357,799
Adjustments for prior period corrections..........          --           --     (165,738)
Incurred losses and LAE related to:
   Current accident year..........................   5,366,376    5,343,020    5,111,414
   Prior accident years...........................     (80,939)      66,978    1,393,640
-----------------------------------------------------------------------------------------
       Total incurred losses and LAE..............   5,285,437    5,409,998    6,505,054
-----------------------------------------------------------------------------------------
Paid losses and LAE related to:
   Current accident year..........................  (1,436,644)  (1,265,788)  (1,284,778)
   Prior accident years...........................  (2,871,272)  (3,009,707)  (2,792,259)
-----------------------------------------------------------------------------------------
       Total paid losses and LAE..................  (4,307,916)  (4,275,495)  (4,077,037)
-----------------------------------------------------------------------------------------
Reserves for losses and LAE, as of December 31,... $13,732,102  $12,754,581  $11,620,078
=========================================================================================

Estimated ultimate incurred losses and LAE attributable to insured events of prior years (decreased) increased by $(80,939), $66,978 and $1,393,640 during 2007, 2006 and 2005, respectively. For 2007, the Company experienced favorable loss and LAE reserve development primarily related to accident years 2004 through 2006, partially offset by adverse developments from accident years 2003 and prior. The favorable developments for accident year 2004 through 2006 were spread across many classes of business, primarily related to directors and officers' liability and related management liability classes of business. The adverse developments from accident years 2003 and prior related primarily to the Company's excess casualty and primary workers compensation classes of business. For 2006 and 2005, the Company experienced adverse loss and LAE reserve development primarily related to claims from accident years 2002 and prior. The classes of business accounting for the majority of this adverse development were directors and officers' liability and related management liability classes of business, excess casualty, and excess workers' compensation. In addition, the Company significantly increased its reserves for asbestos based on a ground up review of its asbestos claims exposures conducted for year-end 2005.

As of December 31, 2007, 2006 and 2005, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $199,953, $198,524 and $188,050, respectively.

As of December 31, 2007, 2006 and 2005, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $5,987,568, $6,322,799 and $7,425,539, respectively (exclusive of inter-company pooling).

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


NOTE 5 - RELATED PARTY TRANSACTIONS
-----------------------------------

A. National Union Inter-company Pooling Agreement
   ----------------------------------------------

   The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business except business from foreign branches (excluding Canada) to National Union Fire Insurance Company of Pittsburgh, PA (National Union), the lead pooling participant. In turn, each pooling participant receives from National Union their percentage share of the pooled business.

   In connection therewith, the Company's share of the pool is 36.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

   A list of all pooling participants and their respective participation percentages is set forth in the table below:

---------------------------------------------------------------------------------------------------
                                                                             NAIC Co. Participation
Member Company                                                                 Code      Percent
---------------------------------------------------------------------------------------------------
National Union Fire Insurance Company of Pittsburgh, PA.....................  19445       38.0%
American Home Assurance Company.............................................  19380       36.0%
Commerce and Industry Insurance Company (C&I)...............................  19410       10.0%
New Hampshire Insurance Company (NHIC)......................................  23841        5.0%
The Insurance Company of the State of Pennsylvania (ISOP)...................  19429        5.0%
AIG Casualty Company (formerly known as Birmingham Fire Insurance Company of
  Pennsylvania) (AIG Casualty)..............................................  19402        5.0%
AIU Insurance Company (AIUI)................................................  19399        1.0%
American International South Insurance Company..............................  40258        0.0%
Granite State Insurance Company.............................................  23809        0.0%
Illinois National Insurance Company.........................................  23817        0.0%
===================================================================================================

   American International Pacific Insurance Company (AIP) terminated its zero percentage participation in the National Union Inter-Company Pooling Agreement (the Commercial Pool) effective July 1, 2007. Commercial risks ceded to the Commercial Pool by AIP prior to its exit will remain in that pool until their natural expiry. AIP's cessions of personal lines risks to the Commercial Pool were commuted and 100% ceded to AIG's Personal Lines Pool, which AIP joined effective July 1, 2007, also with a zero percentage participation.

   Effective January 1, 2008 AIUI will cease to be a member of the Commercial Pool. Cessions from AIUI to the Commercial Pool will be run off and AIUI's 1% participation will be retroactively reduced to zero. The pooling participation of C&I will be retroactively increased to 11%.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


B. American International Underwriters Overseas Association Pooling Arrangement
   ----------------------------------------------------------------------------

   AIG formed AIUOA, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. A list of all members in AIUOA and their respective participation percentages is set forth in the table below:

 ------------------------------------------------------------------------------
                                                         NAIC Co. Participation
 Member Company                                            Code      Percent
 ------------------------------------------------------------------------------
 American International Underwriters Overseas, Limited..     --       67.0%
 New Hampshire Insurance Company........................  23841       12.0%
 National Union Fire Insurance Company of Pittsburgh, PA  19445       11.0%
 American Home Assurance Company........................  19380       10.0%
 ==============================================================================

   In exchange for membership in AIUOA at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, National Union, and the Company.

   At the time of forming the AIUOA, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the AIUOA. As discussed in Note 1, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (a) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (b) its corresponding balance sheet position, excluding loss reserves, unearned premium reserves, funds withheld, reinsurance recoverable, ceded balances payable and retroactive reinsurance as a net equity interest in Equities in Underwriting Pools and Associations; and
   (c) loss reserves, unearned premium reserves, funds withheld, reinsurance recoverable, ceded balances payable and retroactive reinsurance are recorded on a gross basis. As of December 31, 2007 and 2006, the Company's interest in the AIUOA amounted to $1,211,817 and $858,614, respectively, gross of the following amounts, after consideration of the National Union inter-company pooling agreement.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   ------------------------------------------------------------------------
   As of December 31,                                      2007      2006
   ------------------------------------------------------------------------
   Loss and LAE reserves..............................   $876,280  $778,277
   Unearned premium reserves..........................   $355,239  $337,926
   Funds held.........................................   $ 23,885  $ 17,712
   Ceded balances payable.............................   $103,406         +
   Reinsurance recoverable............................   $(39,825)        +
   Retroactive reinsurance............................   $   (967)        +
   ========================================================================

--------
+ Beginning December 31, 2007, the Company increased the accounts recorded in connection with AIUOA to facilitate the detailed reporting in Schedule F.

   Additionally, the Company holds 4.5% of the issued share capital of AIG Europe S.A. for the beneficial interest of the AIUOA. As of December 31, 2007 and 2006, the Company's interest in AIG Europe S.A. amounted to $29,541 and $32,575, respectively.

C. Guarantee Arrangements
   ----------------------

   The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies in exchange for an annual guarantee fee.

   The guarantees are not expected to have a material effect upon the Company's surplus as the guaranteed companies have admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

   The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The guarantees that were in effect as of December 31, 2007 are included in the table below:

-----------------------------------------------------------------------------------------------------------------------------
                                                                 Date    Policyholder's   Invested   Estimated Policyholder's
Guaranteed Company                                              Issued    Obligations      Assets      Loss       Surplus
-----------------------------------------------------------------------------------------------------------------------------
AIG Hawaii Insurance Company, Inc......................        11/05/97   $     96,532  $    135,374   $  --     $    64,747
American International Insurance Company...............        11/05/97        339,348       607,588      --         367,164
AIG Mexico Seguros Interamericana, S.A. de C.V.........        12/15/97        146,257        89,058      --          93,151**
American International Insurance Company of
  California, Inc......................................        12/15/97        299,821        46,504      --          23,448
American International Insurance Company of New
  Jersey...............................................        12/15/97        102,911        45,221      --          30,214
AIG Advantage Insurance Company (formerly Minnesota
  Ins. Co.)............................................        12/15/97         38,748        48,482      --          22,398
Landmark Insurance Company, Ltd. (UK).................. (++) * 03/02/98        249,656     1,003,935      --       3,278,309
AIG Europe S.A.........................................        03/02/98      3,140,742     1,788,335      --       1,207,946**
AIG Edison Life Insurance Company......................        09/15/98     20,585,832    21,803,000      --       2,253,372
AIG SunAmerica Life Assurance Company.................. (+) *  01/04/99      3,976,384     4,815,099      --       1,154,680
First SunAmerica Life Insurance Company................     *  01/04/99      5,217,065     5,587,285      --         503,904
SunAmerica Life Insurance Company...................... (+) *  01/04/99     27,608,239    38,660,176      --       4,721,343
AIG Europe (Netherlands) N.V...........................        11/01/02        925,381       218,192      --         165,744**
American General Life Insurance Company................  (+)   03/03/03     30,797,466    29,036,959      --       3,206,772
American General Life and Accident Insurance
  Company..............................................        03/03/03      7,891,174     8,817,084      --         546,887
The United States Life Insurance Company of the City of
  NY...................................................        03/03/03      4,326,164     4,954,397      --         510,596
The Variable Annuity Life Insurance Company............  (+)   03/03/03     29,260,035    33,967,669      --       3,631,737
AIG Czech Republic Posjistovna, A.S....................        03/03/03              5            --      --          30,860**
Lloyd's Syndicate 1414.................................            (+++)       454,396       898,412      --         203,632**
-----------------------------------------------------------------------------------------------------------------------------
Total guarantees.......................................                   $135,456,156  $152,522,770   $  --     $22,016,904
=============================================================================================================================

--------
+ This guarantee was terminated as to policies written after December 29, 2006.
++ This guarantee was terminated as to policies written after November 30, 2007.
+++ Guarantees issued on 12/15/04 and 1/20/05 were terminated on 10/31/07.
    Guarantee issued on 11/1/02 is still in effect.
* The guaranteed company is also backed by a support agreement issued by AIG. ** Policyholders' surplus is based on local GAAP financial statements.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


D. Investments in Affiliates

   As of December 31, 2007 and 2006, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows. The 2007 balance is net of $2,310 of non-admitted balances.

-----------------------------------------------------------------------------------------------
                                                             Carrying Value at
                                       Ownership Actual Cost    December 31,   Change in Equity
Affiliated Common Stock Investments     Percent     2007            2007             2007
-----------------------------------------------------------------------------------------------
AIG Hawaii Insurance Company, Inc.....  100.00%   $ 10,000      $   64,747        $  (4,865)
AIG Non Life Holding Company (Japan),
  Inc.................................  100.00%    124,477         245,157         (155,861)
American International Realty
  Corporation.........................   31.47%     37,771          50,423            6,379
Eastgreen, Inc........................   13.42%     12,804           9,991           (4,231)
Pine Street Real Estate Holdings
  Corporation.........................   31.47%      5,445              --           (2,816)(a)
AIG Mexico Industrial, L.L.C..........   49.00%      8,725           8,959            6,517
American International Life Assurance
  Company.............................    0.00%         --              --         (157,619)
American International Insurance
  Company.............................   25.00%     25,000          91,791            2,334
AIG Claim Service, Inc................    0.00%         --              --          (46,675)
Transatlantic Holdings, Inc...........   33.34%     34,068       1,226,758          178,435
21st Century Insurance Group..........   16.30%    240,668         107,966          (84,630)
-----------------------------------------------------------------------------------------------
Total common stocks - affiliates......            $498,958      $1,805,792        $(263,032)
===============================================================================================

--------
(a)  Balance not admitted

-----------------------------------------------------------------------------------------------
                                                             Carrying Value at
                                       Ownership Actual Cost   December 31,    Change in Equity
Affiliated Common Stock Investments     Percent     2006           2006              2006
-----------------------------------------------------------------------------------------------
AIG Hawaii Insurance Company, Inc.....  100.00%   $ 10,000      $   69,612         $  9,783
AIG Non Life Holding Company (Japan),
  Inc.................................  100.00%    124,477         401,018           69,103
American International Realty
  Corporation.........................   31.47%     29,581          44,044           18,696
Eastgreen, Inc........................   13.42%     12,804          14,222              287
Pine Street Real Estate Holdings
  Corporation.........................   31.47%      5,445           2,816          (18,531)
AIG Mexico Industrial, L.L.C..........   49.00%      9,463           2,442            1,425
American International Life Assurance
  Company.............................   22.48%     70,387         157,619            1,090
American International Insurance
  Company.............................   25.00%     25,000          89,457           13,559
AIG Claim Service, Inc................   50.00%     48,962          46,675          (12,204)
Transatlantic Holdings, Inc...........   33.34%     34,055       1,048,323          (86,094)
21st Century Insurance Group..........   16.65%    240,668         192,596           16,041
-----------------------------------------------------------------------------------------------
Total common stocks - affiliates......            $610,842      $2,068,824         $ 13,155
===============================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   Investments in affiliates are included in common stocks based on the net worth of the entity except for publicly traded affiliates which are based on quoted market values, less a discount as prescribed by NAIC SAP (see Note 2).

   The remaining equity interest in these investments, except for Transatlantic Holdings, Inc., is owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

   On May 15, 2007, the Company's Ultimate Parent entered into a definitive merger agreement with 21st Century Insurance Group (21st Century) to acquire the outstanding 39.3% publicly held shares of 21st Century for $22.00 per share in cash. On that date, the Ultimate Parent and its subsidiaries owned approximately 60.7% of the outstanding shares of 21st Century, including approximately 16.3% of the outstanding shares that are owned by the Company. On September 27, 2007, the Company's Ultimate Parent completed the merger, the Ultimate Parent and its subsidiaries owned 100% of 21st Century and 21st Century requested that the New York Stock Exchange delist its shares. On December 31, 2007, the Ultimate Parent contributed its 39.3% interest in 21st Century Insurance Group to certain of its other subsidiaries. The Company's ownership percentage did not change. Under applicable statutory accounting principles, the Company's carrying value of its investment in 21st Century was revalued from quoted market value less a discount to a statutory net worth basis, resulting in a decrease of approximately $115,610 to the Company's June 30, 2007 policyholder's surplus.

   The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2007 and 2006, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $1,368,930 and $1,032,694, respectively.

   During 2007, the Company realized gains of $130,801 from the sale of American International Life Assurance Company and AIG Domestic Claims.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


E. Other Related Party Transactions

   The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2007 and 2006 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2007 and 2006 and all capital contributions and dividends.

---------------------------------------------------------------------------------------------------
                                                   Assets Received by      Assets Transferred by
                                                       the Company              the Company
---------------------------------------------------------------------------------------------------
  Date of       Explanation of        Name of     Statement
Transaction      Transaction         Affiliate      Value   Description Statement Value Description
---------------------------------------------------------------------------------------------------
 03/19/07         Bond sale             NHIC      $ 28,555     Cash        $ 28,555        Bond
 03/19/07         Bond sale         AIG Casualty    67,801     Cash          67,801        Bond
 03/19/07         Bond sale             C&I         36,452     Cash          36,452        Bond
 03/19/07         Bond sale             ISOP        59,458     Cash          58,121        Bond
 03/19/07         Bond sale          Lexington     139,013     Cash         137,416        Bond
 03/23/07         Bond sale          AIG Excess     25,556     Cash          24,981        Bond
 03/30/07          Dividend            AIGCIG           --      --          500,000        Cash
 05/31/07          Dividend            AIGCIG           --      --           75,000        Cash
 12/03/07          Dividend            AIGCIG           --      --           40,000        Cash
 08/30/07   Purchase of investment     AIGSL       136,735     Bonds        138,478        Cash
 12/17/07   Sale of investment (1)      AIG        191,000     Cash         191,000     Investment
 12/17/07   Sale of investment (2) National Union   59,000     Cash          59,000     Investment
 10/24/07    Capital contribution      AIGCIG        1,840    In kind            --         --
 12/31/07    Capital contribution      AIGCIG          105    In kind            --         --
 12/31/07    Capital contribution       AIG        160,000    In kind            --         --

--------
(1)  Sale of American International Life Assurance Company to AIG
(2)  Sale of AIG Domestic Claims to National Union
AIGSL: AIG Security Lending

------------------------------------------------------------------------------------------
                                          Assets Received by      Assets Transferred by
                                             the Company               the Company
------------------------------------------------------------------------------------------
  Date of    Explanation of    Name of  Statement
Transaction   Transaction     Affiliate   Value    Description Statement Value Description
------------------------------------------------------------------------------------------
06/29/2006  Loan Satisfaction A100 LLC  $1,170,421    Cash           $--           n/a
06/29/2006  Loan Satisfaction  AIRCO    $  239,966    Cash           $--           n/a
------------------------------------------------------------------------------------------

   The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the State of New York, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) and Richmond Insurance Company (Barbados) Limited (Richmond) are treated as affiliated.

   The Company did not change its methods of establishing terms regarding any affiliate transactions during the years ended December 31, 2007, 2006 and 2005.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   In the ordinary course of business, the Company utilizes AIG Technology, Inc., AIG Global Investment Corp., and AIG Domestic Claims, Inc. for data center systems, investment services, salvage and subrogation, and claims management, respectively. In connection with these services, the fees incurred by the Company to these affiliates during 2007, 2006 and 2005 are outlined in the table below:

   ---------------------------------------------------------------------------
   For the years ended December 31,                  2007     2006     2005
   ---------------------------------------------------------------------------
   AIG Technology, Inc............................ $ 28,562 $ 24,562 $ 24,421
   AIG Global Investment Corp.....................    7,273    6,047    3,668
   AIG Domestic Claims, Inc.......................  109,925  117,231  117,437
   ---------------------------------------------------------------------------
   Total.......................................... $145,760 $147,840 $145,526
   ===========================================================================

   As of December 31, 2007 and 2006, short-term investments included amounts invested in the AIG Managed Money Market Fund of $126,534 and $100,915, respectively.

   Federal and foreign income taxes recoverable from AIG as of December 31, 2007 and 2006 amounted to $143,717 and $63,569, respectively.

   During 2007 and 2005, the Company sold premium receivables without recourse to AI Credit Corporation and recorded losses on these transactions as follows.

     ---------------------------------------------------------------------
     As of December 31,                               2007   2006   2005
     ---------------------------------------------------------------------
     Accounts receivable sold....................... $53,865 $--  $191,606
     Losses recorded................................   1,605  --     3,436
     ---------------------------------------------------------------------

   There were no premium receivable sales in 2006.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   As of December 31, 2007 and 2006, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):

     ----------------------------------------------------------------------
     As of December 31,                                   2007      2006
     ----------------------------------------------------------------------
     Balances with pool member companies............... $ 48,873 $1,449,305
     Balances less than 0.5% of admitted assets........  103,311     98,281
     ----------------------------------------------------------------------
     Payable to parent, subsidiaries and affiliates.... $152,184 $1,547,586
     ======================================================================
     Balances with pool member companies............... $113,001 $1,434,952
     Balances less than 0.5% of admitted assets........    2,694     49,603
     ----------------------------------------------------------------------
     Receivable from parent, subsidiaries and
       affiliates...................................... $115,695 $1,484,555
     ======================================================================

On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. On March 31, 2006 the insured entered into a receivable sale agreement with A.I. Credit Corporation. (a wholly owned AIG subsidiary) to purchase the insured's March 2006 to March 2010 receivables of $117,000 for $100,000. On June 8, 2008 the insured entered into a further receivable sale agreement with A.I. Credit Corporation to purchase the insured's June 2010 to March 2013 receivables of $130,000 for $97,321.

NOTE 6 - REINSURANCE
--------------------

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


During 2007, 2006 and 2005, the Company's net premiums written and net premiums earned were comprised of the following:

For the years ended December 31,          2007                    2006                     2005
---------------------------------------------------------------------------------------------------------
                                   Written     Earned      Written     Earned      Written      Earned
---------------------------------------------------------------------------------------------------------
 Direct premiums................ $ 6,744,997 $ 7,388,935 $ 7,514,507 $ 7,180,260 $ 6,522,919 $ 6,219,261
 Reinsurance premiums assumed:
    Affiliates..................  11,006,993  11,024,337  11,336,822  11,001,341  11,104,687  11,235,985
    Non-affiliates..............     173,756     107,304      48,750     243,681      23,903    (176,461)
---------------------------------------------------------------------------------------------------------
        Gross premiums..........  17,925,746  18,520,576  18,900,079  18,425,282  17,651,509  17,278,785
---------------------------------------------------------------------------------------------------------
 Reinsurance premiums ceded:
    Affiliates..................   9,049,872   9,598,801   9,833,954   9,534,749   9,252,497   9,022,390
    Non-affiliates..............   1,215,889   1,218,759   1,182,156   1,190,522   1,247,759   1,210,575
---------------------------------------------------------------------------------------------------------
        Net premiums............ $ 7,659,985 $ 7,703,016 $ 7,883,969 $ 7,700,011 $ 7,151,253 $ 7,045,820
=========================================================================================================

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2007 and 2006 with the return of the unearned premium reserve is as follows:

                      Assumed Reinsurance    Ceded Reinsurance            Net
---------------------------------------------------------------------------------------
                      Unearned              Unearned              Unearned
                      Premium   Commission  Premium   Commission  Premium    Commission
                      Reserves    Equity    Reserves    Equity    Reserves     Equity
--------------------------------------------------------------------------------------
December 31, 2007
   Affiliates....... $5,562,341  $646,155  $3,295,177  $372,259  $2,267,164   $273,896
   Non-affiliates...     78,003     9,061     493,629    55,766    (415,626)   (46,705)
--------------------------------------------------------------------------------------
   Totals........... $5,640,344  $655,216  $3,788,806  $428,025  $1,851,538   $227,191
======================================================================================
December 31, 2006
   Affiliates....... $5,579,685  $675,713  $3,844,106  $423,050  $1,735,579   $252,663
   Non-affiliates...     11,551     1,399     496,499    54,641    (484,948)   (53,242)
--------------------------------------------------------------------------------------
   Totals........... $5,591,236  $677,112  $4,340,605  $477,691  $1,250,631   $199,421
======================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


As of December 31, 2007 and 2006 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

    -----------------------------------------------------------------------
                                         Unearned  Paid Losses Reserves for
                                         Premium       and      Losses and
                                         Reserves      LAE         LAE
    -----------------------------------------------------------------------
    December 31, 2007
       Affiliates...................... $3,295,177  $195,333   $15,139,495
       Non-affiliates..................    493,629   405,240     2,668,848
    -----------------------------------------------------------------------
       Total........................... $3,788,806  $600,573   $17,808,343
    =======================================================================
    December 31, 2006
       Affiliates...................... $3,844,106  $ 82,387   $14,899,524
       Non-affiliates..................    496,499   405,856     2,873,315
    -----------------------------------------------------------------------
       Total........................... $4,340,605  $488,243   $17,772,839
    =======================================================================

The Company's unsecured reinsurance recoverables as of December 31, 2007 in excess of 3.0% of its capital and surplus is set forth in the table below:

  ---------------------------------------------------------------------------
                                                         NAIC Co.
  Reinsurer                                                Code     Amount
  ---------------------------------------------------------------------------
  Affilliates:
     National Union Pool................................          $15,376,524
     American International Underwriters Overseas, Ltd..     --       422,355
     American International Insurance Company...........  32220       395,324
     Transatlantic Reinsurance Company..................  19453       275,284
     New Hampshire Indemnity Company....................  23833       165,096
     AIG Global Trade and Political Risk Insurance Co...  10651       149,420
     American International Life Assurance Co. NY (US)..  60607        25,395
     United Guaranty Insurance Company..................  11715        11,406
     Hartford Steam Boiler Inspection and Insurance Co..  11452         9,316
     Audubon Insurance Company..........................  19933         6,563
     AIG Excess Liability Insurance Company, Ltd........  10932         2,629
     Ascot Syndicate Lloyds 1414........................     --         1,520
     AIUOA..............................................     --         1,314
     AIG General Ins Co (Thailand) (F/Universal)........     --         1,271
     Other affiliates below $1.0 million................     --         4,537
  ---------------------------------------------------------------------------
         Total affiliates...............................          $16,847,954
  ---------------------------------------------------------------------------
     Swiss Re Group.....................................     --       248,811
  ---------------------------------------------------------------------------
         Total non affiliates...........................              248,811
  ---------------------------------------------------------------------------
     Total affiliates and non affiliates................          $17,096,765
  ===========================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


During 2007, 2006 and 2005, the Company reported in its Statements of Income $144, $12,318 and $43,141, respectively, of statutory underwriting losses, which were comprised of premiums earned of $0, $0 and $(1,710), respectively, less losses incurred of $144, $12,318 and $41,431, respectively, as a result of commutations with the following reinsurers:

    -----------------------------------------------------------------------
    Company                                            2007  2006    2005
    -----------------------------------------------------------------------
    Trenwick America.................................. $ -- $ 8,280 $    --
    Alea Group........................................   --   2,432      --
    SCOR Reinsurance Company..........................   --      --  42,442
    Other reinsurers below $1 million.................  144   1,606     699
    Total............................................. $144 $12,318 $43,141
    =======================================================================

As of December 31, 2007 and 2006, the Company had reinsurance recoverables on paid losses in dispute of $81,670 and $78,472, respectively.

During 2007, 2006 and 2005, the Company wrote-off reinsurance recoverables balances of $13,734, $30,849 and $65,282, respectively.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 7 - RETROACTIVE REINSURANCE

As of December 31, 2007 and 2006, the Company reported the following activity and balances with respect to its retroactive reinsurance arrangements:

  ---------------------------------------------------------------------------
                                            2007                 2006
  ---------------------------------------------------------------------------
                                     Assumed     Ceded    Assumed     Ceded
  ---------------------------------------------------------------------------
  Reserves transferred:

     Initial reserves.............. $ 216,347  $453,727  $ 216,347  $453,727
     Adjustments--prior year(s)....  (173,698)  (25,147)  (171,243)  (33,563)
     Adjustments--current year.....    15,598    16,474     (2,455)    8,416
  ---------------------------------------------------------------------------
     Balance as of December 31,....    58,247   445,054     42,649   428,580
  ---------------------------------------------------------------------------

  Paid losses recovered:

     Prior year(s).................    19,407   367,297     12,212   355,120
     Current year..................     8,354    12,448      7,195    12,177
  --------------------------------------------------------------------------
     Total recovered as of
       December 31,................    27,761   379,745     19,407   367,297
  --------------------------------------------------------------------------
     Carried reserves as of
       December 31,................ $  30,486  $ 65,309  $  23,242  $ 61,283
  ==========================================================================
  Consideration paid or received:

     Initial reserves.............. $ 201,597  $276,437  $ 201,597  $276,437
     Adjustments--prior year(s)....  (180,015)  (14,331)  (180,000)  (18,869)
     Adjustments--current year.....       133       431        (15)    4,538
  --------------------------------------------------------------------------
     Total paid as of December 31,. $  21,715  $262,537  $  21,582  $262,106
  ==========================================================================

                                     Assumed     Ceded    Assumed     Ceded
  --------------------------------------------------------------------------
  Special surplus from
    retroactive reinsurance:

     Initial surplus gain or loss
       realized.................... $      --  $ 47,559  $      --  $ 47,559
     Adjustments--prior year(s)....        --     2,289         --    20,548
     Adjustments--current year.....        --      (515)        --   (18,260)
  --------------------------------------------------------------------------
     Balance as of December 31,
       2007........................ $      --  $ 49,333  $      --  $ 49,847
  ==========================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

The Company's retroactive reinsurance balance (by reinsurer) as of December 31, 2007, is set forth in the table below:

                                                        2007            2006
----------------------------------------------------------------------------------
Reinsurer                                          Assumed  Ceded  Assumed  Ceded
----------------------------------------------------------------------------------
   American International Reins. Co............... $    -- $44,140         $45,664
   American International Specialty Lines
     Insurance Company............................  26,275      --  17,247
   AXA Corporate Solutions........................      --   1,354
   Commerce and Industry Insurance Company of
     Canada.......................................   4,174      --   5,930
   Lyndon Property Ins. Company...................      --   1,142           1,780
   PEG Reinsurance Co.............................      --  13,978           8,830
   All other reinsurers less than $1.0 million....      37   4,695      65   5,009
----------------------------------------------------------------------------------
   Total.......................................... $30,486 $65,309 $23,242 $61,283
==================================================================================

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES
--------------------------------------------------

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


As of December 31, 2007 and 2006, the Company's deposit assets and liabilities were comprised of the following:

                                                                  Deposit    Deposit   Funds Held Funds Held
                                                                  Assets   Liabilities   Assets   Liabilities
-------------------------------------------------------------------------------------------------------------
December 31, 2007:
   Direct........................................................ $     --  $ 95,122    $    --    $     --
   Assumed.......................................................       --    94,389     98,917          --
   Ceded.........................................................  751,468        --         --     695,928
-------------------------------------------------------------------------------------------------------------
   Total......................................................... $751,468  $189,511    $98,917    $695,928
=============================================================================================================

                                                                  Deposit    Deposit   Funds Held Funds Held
                                                                  Assets   Liabilities   Assets   Liabilities
-------------------------------------------------------------------------------------------------------------
December 31, 2006:
   Direct........................................................ $     --  $ 77,954    $    --    $     --
   Assumed.......................................................       --    94,342     94,279          --
   Ceded.........................................................  809,537        --         --     703,508
-------------------------------------------------------------------------------------------------------------
   Total......................................................... $809,537  $172,296    $94,279    $703,508
=============================================================================================================

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2007 and 2006 is set forth in the table below:

                                                                           2007                   2006
----------------------------------------------------------------------------------------------------------------
                                                                   Deposit     Deposit    Deposit      Deposit
                                                                    Assets   Liabilities   Assets    Liabilities
----------------------------------------------------------------------------------------------------------------
Balance at January 1                                              $ 809,537   $172,296   $1,336,343  $  486,910
   Deposit activity, including loss recoveries...................  (106,254)    17,935     (654,672)   (343,610)
   Interest income or expense, net of amortization of margin.....    39,148       (720)     113,438      28,996
   Non-admitted asset portion....................................     9,037         --       14,428          --
----------------------------------------------------------------------------------------------------------------
Balance as of December 31........................................ $ 751,468   $189,511   $  809,537  $  172,296
================================================================================================================

                                                                           2007                   2006
----------------------------------------------------------------------------------------------------------------
                                                                  Funds Held Funds Held  Funds Held  Funds Held
                                                                    Assets   Liabilities   Assets    Liabilities
----------------------------------------------------------------------------------------------------------------
Balance at January 1............................................. $  94,279   $703,508   $  432,987  $1,006,426
   Contributions.................................................     4,664      1,016           --      60,915
   Withdrawals...................................................       (26)   (54,096)    (355,065)   (422,715)
   Interest......................................................        --     45,500       16,357      58,882
----------------------------------------------------------------------------------------------------------------
Balance as of December 31........................................ $  98,917   $695,928   $   94,279  $  703,508
================================================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


As of December 31, 2007 and 2006, the deposit assets with related parties, mostly reinsurance transactions with Union Excess, amounted to $611,039 and $630,370, respectively.

During 2007 and 2006, loss recoveries from Union Excess resulted in a decrease in deposit accounting assets of $50,593 and $406,719, respectively, and funds held on deposit accounting liability of $1,347 and $273,291, respectively. During 2006, the Company commuted $40,267 of the deposit assets and $40,267 of the funds held on deposit accounting liability with Union Excess with no impact to net income.

During 2006, the Company commuted contracts that were accounted for as deposit accounting. The largest commutations resulted in a decline in the following: deposit accounting assets-$97,009, funds held on deposit accounting-$332,073, deposit accounting liability-$314,735 and funds held on deposit accounting liability-$82,054.

NOTE 9 - FEDERAL INCOME TAXES
-----------------------------

The Company files a consolidated U.S. federal income tax return with the Ultimate Parent and its domestic subsidiaries pursuant to a tax sharing agreement. The agreement provides that the Ultimate Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Ultimate Parent for tax benefits relating to any net losses or any tax credit of the Company utilized in filing the consolidated return. The federal income tax recoverables in the accompanying Statements of Admitted Assets were due from the Ultimate Parent. As of December 31, 2007 and 2006, the U.S. federal income tax rate applicable to ordinary income was 35.0%.

The components of the Company's net deferred tax assets/liabilities as of December 31, 2007 and 2006 are as follows:

   ------------------------------------------------------------------------
   As of December 31,                                    2007        2006
   ------------------------------------------------------------------------
   Gross deferred tax assets......................... $1,205,925  $1,236,352
   Gross deferred tax liabilities....................    526,581     351,266
   ------------------------------------------------------------------------
   Net deferred tax assets/liabilities...............    679,344     885,086
   Non-admitted deferred tax assets in accordance
     with SSAP No.10, income taxes...................    296,766     463,186
   ------------------------------------------------------------------------
   Net admitted deferred tax assets                   $  382,578  $  421,900
   ========================================================================
   Increase in non-admitted deferred tax assets
      Adjustment to December 31, 2006 Surplus........    (83,683)
   Change in non-admitted deferred tax
     assets-current year............................. $  250,103
   ------------------------------------------------------------------------
   Change in non-admitted deferred tax assets........ $  166,420
   ========================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


During 2007, 2006 and 2005, the Company's current federal income tax expense (benefit) was comprised of the following:

-----------------------------------------------------------------------------------------
For the years ended December 31,                               2007     2006      2005
-----------------------------------------------------------------------------------------
Income tax expense (benefit) on net underwriting and net
  investment income......................................... $309,946 $261,144 $(252,358)
Federal income tax adjustment-prior year....................   38,413    2,119     9,311
-----------------------------------------------------------------------------------------
Current income tax expense (benefit)........................ $348,359 $263,263 $(243,047)
=========================================================================================

Income tax on realized capital gains........................ $ 29,141 $ 29,092 $  20,492
=========================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The composition of the Company's net deferred tax assets as of December 31, 2007 and 2006, and changes in deferred income taxes for 2007 is set forth in the table below:

-------------------------------------------------------------------------------------------------
As of December 31,                                                2007        2006       Change
-------------------------------------------------------------------------------------------------
Deferred Tax Assets...........................................
   Loss reserve discount...................................... $  402,282  $  476,856  $ (74,574)
   Non-admitted assets........................................    208,445     160,128     48,317
   Unearned premium reserve...................................    313,279     316,291     (3,012)
   Partnership adjustments....................................     40,925      33,192      7,733
   Bad debt...................................................    151,901     183,902    (32,001)
   Other temporary difference.................................     89,093      65,983     23,110
-------------------------------------------------------------------------------------------------
       Gross deferred tax assets..............................  1,205,925   1,236,352    (30,427)
     Non-admitted deferred tax assets.........................   (296,766)   (546,869)   250,103
     Non-admitted deferred tax assets-Adj to Dec 31 2006
       surplus................................................         --      83,683    (83,683)
-------------------------------------------------------------------------------------------------
       Admitted deferred tax assets...........................    909,159     773,166    135,993
-------------------------------------------------------------------------------------------------
Deferred tax liabilities......................................
   Unrealized capital gains...................................   (393,879)   (236,490)  (157,389)
   Deferred tax remediation-Adj to Dec 31, 2006 surplus.......         --     (83,683)    83,683
   Partnership adjustments....................................    (67,403)     (7,437)   (59,966)
   Other temporary differences................................    (65,299)    (23,656)   (41,643)
-------------------------------------------------------------------------------------------------
   Gross deferred tax liabilities.............................   (526,581)   (351,266)  (175,315)
-------------------------------------------------------------------------------------------------
       Net admitted deferred tax assets....................... $  382,578  $  421,900  $ (39,322)
=================================================================================================
   Gross deferred tax assets.................................. $1,205,925  $1,236,352  $ (30,427)
   Gross deferred tax liabilities.............................   (526,581)   (351,266)  (175,315)
-------------------------------------------------------------------------------------------------
   Net deferred tax assets.................................... $  679,344  $  885,086  $(205,742)
=================================================================================================
   Income tax effect of unrealized capital (gains)/losses.....                           157,389
   Income tax effect of unrealized capital (gains) / losses
     -remediation adjustments.................................                           (25,438)
-------------------------------------------------------------------------------------------------
   Change in net deferred income taxes........................                         $ (73,791)
=================================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. A reconciliation of the Company's income tax expense and the significant items causing this difference for the year ended December 31, 2007, 2006 and 2005 are as follows:

                                                            2007                   2006                  2005
---------------------------------------------------------------------------------------------------------------------
                                                     Amount    Tax Effect   Amount    Tax Effect   Amount   Tax Effect
---------------------------------------------------------------------------------------------------------------------
Income before federal income taxes and capital
  gain taxes...................................... $1,725,242  $ 603,835  $1,271,556  $ 445,045  $(408,280) $(142,898)
Book to tax adjustments:
   Tax exempt income and dividends received
     deduction, net of proration..................   (543,812)  (190,334)   (455,068)  (159,274)  (296,930)  (103,926)
   Intercompany dividends.........................     (5,993)    (2,097)    (21,938)    (7,678)   (11,240)    (3,934)
   Meals and entertainment........................      1,749        612          --         --         --         --
   Non-deductible penalties.......................      1,508        528          --         --         --         --
   Change in non-admitted assets..................   (138,048)   (48,317)    132,784     46,474    (54,557)   (19,095)
   Federal income tax adjustment--prior year......         --     55,224          --         --         --     (9,311)
   Remediation adjustments........................         --         --     (17,777)    (6,222)  (103,837)   (36,343)
   Change in tax reserves.........................         --         --          --         --         --    (21,763)
   Change in tax position.........................         --     31,840          --         --         --         --
   Foreign tax credits............................         --         --          --    (14,104)        --    (52,544)
   Other..........................................         --         --          --      1,384         --        631
---------------------------------------------------------------------------------------------------------------------
   Total book to tax adjustments..................   (684,596)  (152,544)   (361,999)  (139,420)  (466,564)  (246,285)
---------------------------------------------------------------------------------------------------------------------
Federal taxable income............................ $1,040,646  $ 451,291  $  909,557  $ 305,625  $(874,844) $(389,183)
=====================================================================================================================

Current federal income tax expense................             $ 348,359              $ 263,263             $(243,047)
Income tax on net realized capital gains..........                29,141                 29,092                20,492
Change in deferred income taxes...................                73,791                 13,270              (166,628)
                                                               ---------              ---------             ---------
Total federal income tax benefit..................             $ 451,291              $ 305,625             $(389,183)
                                                               =========              =========             =========

The amount of federal income taxes incurred and available for recoupment in the event of future net operating losses for tax purposes is set forth in the table below:

--------------------------------------------------------------------------------

     ----------------------------------------------------------------------
     Current year                                                 $ 225,980
     ------------                                                 ---------
     First preceding year........................................ $188,321
     ----------------------------------------------------------------------

The Company had no unused net operating loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2007, 2006 and 2005. Federal income taxes paid to (recovered from) the Ultimate Parent amounted to $231,602 during 2007 and $372,256 during 2006.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

          ------------------------------------------------------------
          Gross unrecognized tax benefits at January 1,         2007
          ------------------------------------------------------------
             Increases in tax positions for prior years....... $ 3,527
             Decreases in tax positions for prior years.......  33,171
             Increases in tax positions for current years.....      --
             Lapse in statute of limitations..................      --
             Settlements......................................      --
          ------------------------------------------------------------
          Gross unrecognized tax benefits at December 31, 2007 $36,698
          ============================================================

At December 31, 2007, the Company's unrecognized tax benefits, excluding interest and penalties, were $36,698. The amount of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $36,698.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At January 1, 2007 and December 31, 2007, the Company had accrued $727 and $6,868 respectively, for the payment of interest and penalties. For the year ended December 31, 2007, the Company recognized $6,141 of interest and penalties in the Statement of Income.

The Company does not believe that there will be a material change to the balance of unrecognized tax benefit within the next twelve months.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

                     Major Tax Jurisdictions Open Tax Years
                     --------------------------------------
                          United States.....   1997-2006

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS
--------------------------------------------------------------

A. Pension
   -------

   Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

   AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
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   employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

   Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro-rata portion of the total projected benefit payable at normal retirement to each year of credited service.

   The following table sets forth the funded status of the AIG US retirement plan, valued in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 89, entitled Accounting for Pensions.

   --------------------------------------------------------
   As of December 31,                   2007       2006
   --------------------------------------------------------
   Fair value of plan assets........ $3,004,869 $2,637,415
   Less projected benefit obligation  2,719,971  2,673,615
   --------------------------------------------------------
   Funded status.................... $  284,898 $  (36,200)
   ========================================================

   The Company's share of net expense for the qualified pension plan was $5,001, $9,000 and $6,500 for the years ended December 31, 2007, 2006 and
   2005, respectively.

   The Company also operates several defined benefit plans at the Japan branch. These plans are generally based on either the employees' years of credited service and compensation in the years preceding retirement or on points accumulated based on the employee's job grade and other factors during each year of service. As of December 31, 2007 and 2006, the Company recorded in other liabilities its pension liabilities which amounted to $6,018 and $2,705, respectively.

B. Postretirement Benefit Plans
   ----------------------------

   AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

   Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

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   years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over. AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with NAIC Statement of Statutory Accounting Principles
   (SSAP) No. 11, entitled Postemployment Benefits and Compensated Absences as of December 31, 2007 and 2006 were $190,417 and $184,884, respectively. These obligations are not funded currently. The Company's share of other postretirement benefit plans was $310, $282 and $200 for the years ended December 31, 2007, 2006 and 2005, respectively.

   AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans.

   The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2007, 2006 and 2005 are set forth in the table below:

   -------------------------------------------------------------------------
   As of December 31,                            2007      2006      2005
   -------------------------------------------------------------------------
      Discount rate...........................     6.50%     6.00%     5.50%
      Rate of compensation increase (average).     4.25%     4.25%     4.25%
      Measurement date........................ December  December  December
                                               31, 2007  31, 2006  31, 2005

      Medical cost trend rate.................      N/A       N/A       N/A
   =========================================================================

C. Stock Option and Deferred Compensation Plans
   --------------------------------------------

   Some of the Company's officers and key employees could receive compensation pursuant to awards under several share-based employee compensation plans; AIG 1999 Stock Option Plan, as amended; AIG 1996 Employee Stock Purchase Plan, as amended; AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units; AIG 2007 Stock Incentive Plan, as amended, and the AIG 2005-2006 Deferred Compensation Profit Participation Plan. AIG currently settles share option exercises and other share awards to participants by issuing shares it previously acquired and holds in its treasury account. During 2007, 2006 and 2005, AIG allocated $14,028, $6,242 and $2,177, respectively, of the cost of these stock options and certain other deferred compensation programs to the Company.

D. Post-employment Benefits and Compensated Balances
   -------------------------------------------------

   AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

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E. Impact of Medicare Modernization Act on Post Retirement Benefits
   ----------------------------------------------------------------

   On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 was signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that AIG will receive for 2007 is $3,677.

NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS
-------------------------------------------------------

A. Capital and Surplus
   -------------------

The portion of unassigned surplus as of December 31, 2007 and 2006 represented by each item below is as follows:

   -------------------------------------------------------------------------
                                                       2007         2006
   -------------------------------------------------------------------------
   Unrealized gains................................ $2,030,455  $ 2,001,686
   Non-admitted asset values....................... $ (976,915) $(1,161,800)
   Provision for reinsurance....................... $ (115,844) $  (128,824)
   =========================================================================

   During 2005, the board of directors of AIG, authorized a resolution where it committed to replenish any surplus lost as a result of the effects of the restatements of the Company's December 31, 2004 financial statements as well as any additional loss and loss adjustment expense strengthening as a result of the reserve review conducted by an independent actuarial consultant. In accordance with that resolution, on February 15, 2006, the Ultimate
   Parent contributed $1,326,780 in cash to the Company. In connection therewith, at December 31, 2005, the Company reported a receivable of $1,326,780 with its Ultimate Parent and increased its Capital in Excess of Par Value, accordingly. The recognition of this surplus contribution has been approved by the Insurance Department of the State of New York.

   During 2006, the Company settled a previously established tax recoverable with AIG as part of its tax allocation agreement. The settlement occurred prior to the filing of its tax return. Upon completion of its tax filing which was subsequent to December 31, 2007, the Company determined that the settled amount exceeded the actual recoverable by $160,000 resulting in a payable due to AIG by the Company. AIG agreed to forgive this payable resulting in the treatment of this amount as a capital contribution to the Company. This capital contribution has been reflected in the Company's financial position as of December 31, 2007.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

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B. Risk-Based Capital Requirements
   -------------------------------

   The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

   In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2007 reporting period.

C. Dividend Restrictions
   ---------------------

   Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0% of the Company's statutory surplus as of December 31, 2007, or 100.0% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2007) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the State of New York. As of December 31, 2007, the maximum dividend payment, which may be made without prior approval during 2008, is approximately $729,696.

   Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

   During 2007, the Company paid $615,000 in ordinary dividends to AIGCIG. Refer to Note 5E for additional information.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
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NOTE 12 - CONTINGENCIES
-----------------------

A. Legal Proceedings
   -----------------

   The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

   Other legal proceedings include the following:

   AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000 plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. The trial court has stayed all proceedings pending an appeal by the intervening plaintiffs of an order dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions.

   On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Plaintiffs) sued (i) The Robert Plan Corporation
   (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Plaintiffs; (ii) certain affiliates of RPC; and
   (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Plaintiffs and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On
   March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. That appeal remains pending.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Plaintiffs in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000 unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

   Because Eagle and Newark are in rehabilitation with the Commissioner of the New Jersey Department of Banking and Insurance as rehabilitator, the AIG Parties believe that only the Commissioner - and not RPC - has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding.

   The AIG Plaintiffs believe RPC's counterclaims, as well as the claims asserted by RPC, Eagle and Newark in the New Jersey action, are without merit and intend to defend them vigorously, but cannot now estimate either the likelihood of prevailing in these actions or the potential damages in the event liability is determined.

   Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

   Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements. It is possible that additional civil or regulatory proceedings will be filed by other state regulators.

   On February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG and certain of its subsidiaries, including the Company, alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The State of Minnesota sought injunctive relief, damages, penalties and interest. In December 2007, the parties settled the matter, which resolved claims asserted on behalf of the Minnesota Department of Revenue through tax year 2003, the Minnesota Special Compensation Fund through fiscal year 2003 and the Minnesota Attorney General through 2003, without compromising any of the claims of the Minnesota Insurance Guaranty Association, Minnesota Assigned Risk Plan or Minnesota Department of Commerce.

   On May 24, 2007, the National Workers Compensation Reinsurance Pool (the
   Pool), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. On August 6, 2007, the court denied AIG's motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied AIG's motion to dismiss the complaint. AIG filed its answer on January 22, 2008. On February 5, 2008, following agreement of the parties, the court entered an order staying all proceedings; that stay was lifted on March 14, 2008. On March 17, 2008, AIG filed an amended answer, counterclaims, and third-party complaint against the Pool, its board members, and certain of the workers compensation carriers that are members of the Pool. The third-party complaint alleges claims under the Racketeering Influenced and Corrupt Organizations Act, in addition to conspiracy, fraud, and other state law claims. Discovery in this case has been stayed through June 17, 2008.

   A lawsuit filed by the Minnesota Workers Compensation Reinsurance Association and the Minnesota Workers Compensation Insurers Association against AIG and certain of its subsidiaries, including the Company, was dismissed on March 28, 2008. The deadline for the plaintiffs to file a Notice of Appeal from this ruling is April 28, 2008.

   A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. The complaint in the action was amended on March 24, 2008, and AIG's deadline to respond is April 14, 2008.

   In April 2007, the National Association of Insurance Commissioners (the
   NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In early 2008, AIG was

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   informed that the Settlement Review Working Group had been disbanded in favor of a multi-state targeted market conduct exam focusing on workers compensation insurance, which is in progress.

   After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

   The consolidated actions have proceeded in that court in two parallel actions, In re Insurance Brokerage Antitrust Litigation (the First Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the First Employee Benefits Complaint, and, together with the First Commercial Complaint, the multi-district litigation).

   The plaintiffs in the First Commercial Complaint were nineteen corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., American International Specialty Lines Insurance Company, Birmingham Fire Insurance Company of Pennsylvania (now known as AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, The Insurance Company of the State of Pennsylvania, American International Insurance Company and The Hartford Steam Boiler Inspection and Insurance Company. The First Commercial Complaint also named ten brokers and fourteen other insurers as defendants (two of which have since settled). The First Commercial Complaint alleged that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The First Commercial Complaint also alleged that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the First Commercial Complaint alleged that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs asserted that the defendants violated the Sherman Antitrust Act, RICO, the antitrust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs sought treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

   The plaintiffs in the First Employee Benefits Complaint were nine individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from August 26, 1994 to the date of any class certification. The First Employee Benefits Complaint named AIG, and certain of its subsidiaries, including American Home, as well as eleven brokers and five other insurers, as defendants. The activities alleged

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   in the First Employee Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the First Commercial Complaint.

   On October 3, 2006, Judge Hochberg of the District of New Jersey reserved in part and denied in part motions filed by the insurer defendants and broker defendants to dismiss the multi-district litigation. The Court also ordered the plaintiffs in both actions to file supplemental statements of particularity to elaborate on the allegations in their complaints. Plaintiffs filed their supplemental statements on October 25, 2006, and the AIG defendants, along with other insurer and broker defendants in the two consolidated actions, filed renewed motions to dismiss on November 30, 2006. On February 16, 2007, the case was transferred to Judge Garrett E. Brown, Chief Judge of the District of New Jersey. On April 5, 2007, Chief Judge Brown granted the defendants' renewed motions to dismiss the First Commercial Complaint and First Employee Benefits Complaint with respect to the antitrust and RICO claims. The claims were dismissed without prejudice and the plaintiffs were given 30 days, later extended to 45 days, to file amended complaints. On April 11, 2007, the Court stayed all proceedings, including all discovery, that were part of the multi-district litigation until any renewed motions to dismiss the amended complaints were resolved.

   A number of complaints making allegations similar to those in the First Commercial Complaint have been filed against AIG and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation proceeding. These efforts have generally been successful, although plaintiffs in one case pending in Texas state court have moved to re-open discovery; a hearing on that motion is scheduled for April 9, 2008. Notably, AIG has recently settled several of the various federal and state actions alleging claims similar to those in the multi-district litigation.

   Plaintiffs filed amended complaints in both In re Insurance Brokerage Antitrust Litigation (the Second Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the Second Employee Benefits Complaint) along with revised particularized statements in both actions on May 22, 2007. The allegations in the Second Commercial Complaint and the Second Employee Benefits Complaint were substantially similar to the allegations in the First Commercial Complaint and First Employee Benefits Complaint, respectively. The complaints also attempted to add several new parties and delete others; the Second Commercial Complaint added two new plaintiffs and twenty seven new defendants (including three new AIG defendants), and the Second Employee Benefits Complaint added eight new plaintiffs and nine new defendants (including two new AIG defendants). The defendants filed motions to dismiss the amended complaints and to strike the newly added parties. The Court granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The Court declined to exercise supplemental jurisdiction over the state law claims in the Second Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary judgment on the ERISA claims in the Second Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Second Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Second Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Second Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   Several tag-along actions that were consolidated before Chief Judge Brown are still pending in the District Court. Those actions are currently stayed pending a decision by the court on whether they will proceed during the appeal of the dismissal of the Second Commercial Complaint and the Second Employee Benefits Complaint. On February 19, 2008, Appellants filed their appeal brief with the Third Circuit with respect to the Second Commercial Complaint, and Appellees filed their brief on April 7, 2008. Oral argument has not yet been scheduled in that appeal.

   On August 24, 2007, the Ohio Attorney General filed a complaint in the Ohio Court of Common Pleas against AIG and a number of its subsidiaries, and several other broker and insurer defendants, asserting violation of Ohio's antitrust laws. The complaint, which is similar to the Second Commercial Complaint, alleges that AIG and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint seeks treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, as well as a $0.5 per day penalty for each day of conspiratorial conduct. AIG, along with other co-defendants, moved to dismiss the complaint on November 16, 2007, and a hearing on the motion to dismiss is currently scheduled for April 29, 2008. Discovery is stayed in the case pending a ruling on the motion to dismiss or until May 15, 2008, whichever occurs first.

   On December 4, 2006, AIG and certain subsidiaries, including the Company, settled numerous arbitrations and litigations between them and the agencies owned by C.V. Starr & Co., Inc. (C.V. Starr), including those relating to the termination of the managing general agency relationships between AIG's subsidiaries and the agencies owned by C.V. Starr, and the use of the "Starr" and "American International" trademarks. The financial terms of the confidential settlement will not have a material adverse effect on the Company's financial position.

   AIG Domestic Claims, Inc. (AIGDC), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, has been named as a defendant in a putative class action lawsuit that is currently pending in the 14th Judicial District Court for the State of Louisiana. Plaintiffs are medical providers who allege that AIGDC (as well as other defendants not affiliated with the Company) failed to comply with certain provisions of the Louisiana Any Willing Provider Act (the Act). The complaint seeks monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants are occupationally ill or injured workers whose employers are named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including AIGDC filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied AIGDC's motion for summary judgment and granted plaintiffs' partial motion for summary judgment, holding that AIGDC is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

   On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, AIGDC along with its co-defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative class claims. AIGDC, along with the other defendants in the action, appealed the Court's class certification and

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
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   jurisdictional ruling.

   On January 25, 2008, plaintiffs and AIGDC agreed to resolve this action on a classwide basis for $28,750. The Court has preliminarily approved the settlement and payment of the settlement funds was made into an escrow account on February 8, 2008. The court will hold a final approval hearing on May 29, 2008. In the meantime, the appeal as to the other defendants remains pending. In the event that the settlement is not finally approved, AIGDC believes that it has meritorious defenses to plaintiffs' claims. The Company is not currently a named party to the lawsuit, and it cannot predict its ultimate liability as an insurer or reinsurer of various workers compensation policies at issue in this matter.

   AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

   Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. Asbestos and Environmental Reserves
   -----------------------------------

   The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

   The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

   The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the year ended December 31, 2007, 2006 and 2005, gross and net of reinsurance credits, are as follows:

                                                             Asbestos Losses               Environmental Losses
-------------------------------------------------------------------------------------------------------------------
                                                      2007        2006        2005       2007      2006      2005
-------------------------------------------------------------------------------------------------------------------
Direct :
Loss and LAE reserves, beginning of year.......... $1,098,137  $1,087,625  $  693,044  $178,384  $288,676  $256,889
   Incurred losses and LAE........................     34,757     159,878     489,955      (468)  (75,819)   63,051
   Calendar year paid losses and LAE..............   (149,863)   (149,366)    (95,374)  (40,781)  (34,473)  (31,264)
-------------------------------------------------------------------------------------------------------------------
Loss and LAE Reserves, end of year................ $  983,031  $1,098,137  $1,087,625  $137,135  $178,384  $288,676
===================================================================================================================
Assumed:
Loss and LAE reserves, beginning of year.......... $   97,344  $   97,399  $   90,162  $  4,948  $  6,561  $  6,626
   Incurred losses and LAE........................      5,160      14,332      14,722     1,386    (1,462)      830
   Calendar year paid losses and LAE..............    (12,849)    (14,387)     (7,485)     (401)     (151)     (895)
-------------------------------------------------------------------------------------------------------------------
Loss and LAE reserves, end of year................ $   89,655  $   97,344  $   97,399  $  5,933  $  4,948  $  6,561
===================================================================================================================
Net of reinsurance:
Loss and LAE reserves, beginning of year.......... $  533,105  $  518,246  $  348,261  $ 92,210  $134,977  $142,025
   Incurred losses and LAE........................     10,155      83,696     209,273     1,691   (22,324)   16,410
   Calendar year paid losses and LAE..............    (79,170)    (68,837)    (39,288)  (22,273)  (20,443)  (23,458)
-------------------------------------------------------------------------------------------------------------------
Loss and LAE reserves, end of year................ $  464,090  $  533,105  $  518,246  $ 71,628  $ 92,210  $134,977
===================================================================================================================

The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                                        Asbestos Losses         Environmental Losses
------------------------------------------------------------------------------------------------------
                                                     2007     2006     2005    2007    2006     2005
------------------------------------------------------------------------------------------------------
Direct basis...................................... $619,127 $736,453 $780,191 $56,093 $70,439 $126,306
Assumed reinsurance basis.........................   44,945   61,885   61,056   1,191     614    1,383
Net of ceded reinsurance basis....................  296,910  378,726  373,664  25,942  37,524   61,177

The amount of ending reserves for loss adjustment expenses included in the table above for Asbestos and Environmental losses is as follows:

                                                       Asbestos Losses      Environmental Losses
--------------------------------------------------------------------------------------------------
                                                    2007    2006    2005    2007    2006    2005
--------------------------------------------------------------------------------------------------
Direct basis...................................... $68,792 $81,828 $86,688 $24,040 $30,189 $54,131
Assumed reinsurance basis.........................   6,570   6,876   6,784     351     263     593
Net of ceded reinsurance basis....................  34,565  42,081  41,518  10,958  16,082  26,219

Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2007 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

C. Leases
   ------

   The Company is the lessee for office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through 2021. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. The total lease expense was $44,783, $38,451 and $34,816 in 2007, 2006 and 2005,
   respectively.

   At January 1, 2008, the minimum annual aggregate rental commitments are as follows:

          2008.............................................. $ 54,090
          2009..............................................   51,789
          2010..............................................   51,290
          2011..............................................   49,518
          2012..............................................   51,631
          Thereafter........................................  333,418
          -----------------------------------------------------------
             Total minimum lease payments................... $591,736
          ===========================================================

   Certain rental commitments have renewal options extending through the year 2031. Some of these renewals are subject to adjustments in future periods.

D. Other Contingencies
   -------------------

   In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits.

   As of December 31, 2007, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements, the likelihood of a loss is remote.

   In connection therewith, as of December 31, 2007, the Company's loss reserves eliminated by annuities mostly from affiliates amounted to $667,318, and included unrecorded loss contingencies of $802,835.

   As part of its private equity portfolio investment, as of December 31, 2007 the Company may be called upon for an additional capital investment of up to $667,318. The Company expects only a small portion of this portfolio will be called during 2008.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

NOTE 13 - OTHER SIGNIFICANT MATTERS
-----------------------------------

The Company underwrites a significant concentration of its direct business with brokers.

As of December 31, 2007 and 2006, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,620,497 and $3,833,600, respectively. As of December 31, 2007 and 2006, the amount billed and recoverable on paid claims amounted to $289,629 and $332,913, respectively, of which $16,272 and $19,716, respectively, were non-admitted.

The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2007, 2006 and 2005, policyholder dividends amounted to $123, $1,344 and $19, respectively, and were reported as Other Gains in the accompanying statements of income.

As of December 31, 2007 and 2006, other admitted assets as reported in the accompanying statements of admitted assets were comprised of the following balances:

        ----------------------------------------------------------------
        Other Admitted Assets                         2007       2006
        ----------------------------------------------------------------
        Guaranty funds receivable or on deposit... $  18,468  $  18,220
        Loss funds on deposit.....................   103,439     92,573
        Outstanding loss drafts--suspense accounts   430,304    489,807
        Accrued recoverables......................        --      4,691
        Other.....................................    25,777      3,176
        Allowance for doubtful accounts...........  (395,847)  (429,224)
        ----------------------------------------------------------------
           Total other admitted assets............ $ 182,141  $ 179,243
        ================================================================

Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years. As of December 31, 2007 the Company's liability for insolvency assessments amounted to $39,027 with a related asset for premium tax credits of $18,468. Of the amount accrued, the Company expects to pay approximately $20,558 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $12,041 of premium tax offset credits and the associated liability in years two through five. The remaining $6,427 will be realized between years five and ten.

The Company routinely assesses the collectibility of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2007 and 2006, the Company had established an allowance for doubtful accounts of $395,847 and $429,224, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


During 2007, 2006 and 2005, the Company recorded $89,886, $49,761 and $145,742, respectively, of the increase in the allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying 2005 Statement of Income, and recorded the remaining increase of $197,153 as an adjustment for prior period corrections to the Company's Capital and Surplus balance at January 1, 2005.

As of December 31, 2007 and 2006, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

--------------------------------------------------------------------------------
Other liabilities                                               2007     2006
--------------------------------------------------------------------------------
Other liabilites............................................. $153,990 $107,092
Amounts withheld or retained by company for account of others   13,840   28,058
Loss clearing................................................   15,325   12,166
Policyholder funds on deposit................................   11,341   11,572
Liability for pension and severance pay......................    6,018    2,705
Remmittances and items not allocated.........................   39,116   37,240
Accrued retrospective premiums...............................   41,587   77,001
Accounts payable.............................................   24,852   23,743
Deferred commission earnings.................................   11,890   10,039
Service carrier liabilty.....................................    9,195    2,336
Retroactive reinsurance payable..............................   16,299  (14,859)
--------------------------------------------------------------------------------
Total other liabilties....................................... $343,453 $297,093
================================================================================

NOTE 14 - SUBSEQUENT EVENTS
---------------------------

In January 2008, the Company entered into a Capital Maintenance Agreement
(CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200% of the Company's Authorized Control Level RBC, as shown in the Company's 2007 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, AIG will within thirty days of written notice thereof provide a capital contribution to the Company in an amount that equals the difference between the Company's Total Adjusted Capital and 200% of the Company's Authorized Control Level RBC. In lieu of making any such capital contribution, with the approval of the domiciliary insurance department, AIG may provide a letter of credit naming the Company as beneficiary.

Effective upon the date of filing of the Company's 2007 Annual Statement with its domiciliary regulator, this current CMA supersedes and replaces a similar agreement that related to the Company's December 31, 2006 surplus position.

Refer to other subsequent events in Notes 5 and 11.

                          PART C -- OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements


     The following financial statements of Variable Annuity Account One are included herein to this Registration Statement:


     -   Report of Independent Registered Public Accounting Firm


     -   Statement of Assets and Liabilities as of December 31, 2007



     -   Schedule of Portfolio Investments as of December 31, 2007



     -   Statement of Operations for the year ended December 31, 2007



     - Statement of Changes in Net Assets for the years ended December 31, 2007 and 2006


     -   Notes to Financial Statements

     The following consolidated financial statements of AIG SunAmerica Life Assurance Company are included herein:

     -   Report of Independent Registered Public Accounting Firm


     -   Consolidated Balance Sheet as of December 31, 2007 and 2006



     - Consolidated Statement of Income and Comprehensive Income for the years ended December 31, 2007, 2006 and 2005



     - Consolidated Statement of Cash Flows for the years ended December 31, 2007, 2006 and 2005


     -   Notes to Consolidated Financial Statements

     The following statutory financial statements of American Home Assurance Company are included herein:

     -   Report of Independent Auditors


     - Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2007 and 2006



     - Statements of Income and Changes in Capital and Surplus for the years ended December 31, 2007, 2006 and 2005



     - Statements of Cash Flow for the years ended December 31, 2007, 2006 and 2005


     -   Notes to Statutory Basis Financial Statements

     (b) Exhibits

(1)   Resolutions Establishing Separate Account.............................   1
(2)   Custody Agreements....................................................   Not Applicable
(3)   (a)  Form of Distribution Contract....................................   1
      (b)  Form of Selling Agreement........................................   1
(4)   Variable Annuity Contract.............................................   1
(5)   Application for Contract..............................................   1
(6)   Corporate Documents of Depositor
      (a)  Amended and Restated Articles of Incorporation of Depositor Dated   2
           December 19, 2001................................................
      (b)  Articles of Amendment to the Amended and Restated Articles of
           Incorporation of Depositor Dated September 30, 2002..............   3
      (c)  Amended and Restated By-Laws of Depositor dated December 19,        2
           2001.............................................................
(7)   Reinsurance Contract..................................................   Not Applicable
(8)   Material Contracts
      (a)  Anchor Series Trust Form of Fund Participation Agreement.........   1
(9)   (a)  Opinion of Counsel and Consent of Depositor......................   1
      (b)  Opinion of Counsel and Consent of Sullivan & Cromwell LLP,
           Counsel to American Home Assurance Company.......................   5
(10)  Consent of Independent Registered Public Accounting Firm..............   Filed Herewith
(11)  Financial Statements Omitted from Item 23.............................   Not Applicable
(12)  Initial Capitalization Agreement......................................   Not Applicable

(13)  Other
      (a)  Diagram and Listing of All Persons Directly or Indirectly
           Controlled By or Under Common Control with AIG SunAmerica Life
           Assurance Company, the Depositor of Registrant...................   Filed Herewith
      (b)  Power of Attorney
           (1)  AIG SunAmerica Life Assurance Company Directors.............   Filed Herewith
           (2)  American Home Assurance Company Directors...................   Filed Herewith
      (c)  Support Agreement of American International Group, Inc. .........   4
      (d)  General Guarantee Agreement by American Home Assurance Company...   4
      (e)  Notice of Termination of Guarantee as Published in The Wall
           Street Journal on November 24, 2006..............................   7


---------------

1 Incorporated by reference to Post-Effective Amendment No. 17 and Amendment No.
  32, File Nos. 033-32569 and 811-04296, filed on January 30, 1998, Accession No. 0000950148-98-000134.

2 Incorporated by reference to Post-Effective Amendment No. 25 and Amendment No.
  40, File Nos. 033-32569 and 811-04296, filed on April 19, 2002, Accession No. 0000950148-02-001062.

3 Incorporated by reference to Post-Effective Amendment No. 26 and Amendment No.
  41, File Nos. 033-32569 and 811-04296, filed on April 23, 2003, Accession No. 0000950148-03-000951.

4 Incorporated by reference to Post-Effective Amendment No. 29 and Amendment No.
  44, File Nos. 033-32569 and 811-04296, filed on August 12, 2005, Accession No. 0000950129-05-008153.

5 Incorporated by reference to Post-Effective Amendment No. 18 and Amendment No.
  22, File Nos. 333-67685 and 811-07727, filed on October 21, 2005, Accession No. 0000950134-05-019473.

6 Incorporated by reference to Post-Effective Amendment No. 31 and Amendment No.
  46, File Nos. 033-32569 and 811-04296, filed on May 1, 2006, Accession No. 0000950148-06-000034.

7 Incorporated by reference to Post-Effective Amendment No. 16 and Amendment No.
  17, File Nos. 333-66106 and 811-07727, filed on December 12, 2006, Accession No. 0000950124-06-007496.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

     (a) The officers and directors of AIG SunAmerica Life Assurance Company, Depositor, are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.

NAME                                                                  POSITION
----                                                                  --------
Jay S. Wintrob                              Director, Chief Executive Officer
Jana W. Greer(1)                            Director and President
Michael J. Akers(2)                         Director and Senior Vice President
N. Scott Gillis(1)                          Director, Senior Vice President and Chief Financial Officer
Christopher J. Swift(3)                     Director
Edwin R. Raquel(1)                          Senior Vice President and Chief Actuary
Christine A. Nixon                          Senior Vice President and Secretary
Stewart R. Polakov(1)                       Senior Vice President and Controller
Mallary L. Reznik                           Senior Vice President and General Counsel
Timothy W. Still(1)                         Senior Vice President
Frank J. Julian(1)                          Vice President and Chief Compliance Officer
Gavin D. Friedman                           Vice President and Deputy General Counsel
William T. Devanney, Jr.(1)                 Vice President
Rodney A. Haviland(1)                       Vice President
Stephen J. Stone(1)                         Vice President
Monica F. Suryapranata(1)                   Vice President and Variable Annuity Product Controller
Edward T. Texeria(1)                        Vice President
Virginia N. Puzon                           Assistant Secretary

---------------

(1) 21650 Oxnard Street, Woodland Hills, CA 91367

(2) 2929 Allen Parkway, Houston, TX 77019

(3) 70 Pine Street, New York, NY 10270

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT


     The Registrant is a separate account of AIG SunAmerica Life Assurance Company (Depositor). Depositor is a subsidiary of American International Group, Inc. ("AIG"). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 13(a). An organizational chart for AIG can be found in Form 10-K, SEC file number 001-08787, Accession Number 0000950123-08-002280 filed February 28, 2008.


ITEM 27.  NUMBER OF CONTRACT OWNERS


     As of March 15, 2008, the number of ICAP II contracts funded by Variable Annuity Account One was 8,872 of which 5,039 were qualified contracts and 3,833 were non-qualified contracts.


ITEM 28.  INDEMNIFICATION

     Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AIG SunAmerica Life Assurance Company

     Section 10-851 of the Arizona Corporations and Associations law permits the indemnification of directors, officers, employees and agents of Arizona corporations. Article Eight of the Company's Restated Articles of Incorporation, as amended and restated (the "Articles") and Article Five of the Company's By-Laws ("By-Laws") authorize the indemnification of directors and officers to the full extent permitted by the laws, including the advance of expenses under the procedures set forth therein. In addition, the Company's officers and directors are covered by certain directors' and officers' liability insurance policies maintained by the Company's parent. Reference is made to Section 10-851 of the Arizona Corporations and Associations Law, Article Eight of the Articles, and Article Five of the By-Laws.

     Additionally, pursuant to the Distribution Agreement filed as Exhibit 3(a) to this Registration Statement, Depositor has agreed to indemnify and hold harmless AIG SunAmerica Capital Services, Inc. ("Distributor") for damages and expenses arising out of (1) any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Depositor in conjunction with the offer and sale of the contracts, or Depositor's failure to comply with applicable law or other material breach of the Distribution Agreement. Likewise, the Distributor has agreed to indemnify and hold harmless Depositor and its affiliates, including its officers, directors and the separate account, for damages and expenses arising out of any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Distributor in conjunction with the offer and sale of the contracts, or Distributor's failure to comply with applicable law or other material breach of the Distribution Agreement.

     Pursuant to the Selling Agreement, a form of which was filed as Exhibit 3(b) to this Registration Statement, Depositor and Distributor are generally indemnified by selling broker/dealers firms from wrongful conduct or omissions in conjunction with the sale of the contracts.

ITEM 29.  PRINCIPAL UNDERWRITER

     (a) AIG SunAmerica Capital Services, Inc. acts as distributor for the following investment companies:

         AIG SunAmerica Life Assurance Company -- Variable Separate Account
         AIG SunAmerica Life Assurance Company -- Variable Annuity Account One AIG SunAmerica Life Assurance Company -- Variable Annuity Account Two AIG SunAmerica Life Assurance Company -- Variable Annuity Account Four AIG SunAmerica Life Assurance Company -- Variable Annuity Account Five AIG SunAmerica Life Assurance Company -- Variable Annuity Account Seven AIG SunAmerica Life Assurance Company -- Variable Annuity Account Nine First SunAmerica Life Insurance Company -- FS Variable Separate Account

         First SunAmerica Life Insurance Company -- FS Variable Annuity Account One
         First SunAmerica Life Insurance Company -- FS Variable Annuity Account Two
         First SunAmerica Life Insurance Company -- FS Variable Annuity Account Five
         First SunAmerica Life Insurance Company -- FS Variable Annuity Account Nine
         AIG Series Trust
         SunAmerica Series Trust
         SunAmerica Equity Funds
         SunAmerica Income Funds
         SunAmerica Focused Series, Inc.
         SunAmerica Money Market Funds, Inc.
         SunAmerica Senior Floating Rate Fund, Inc.

     (b) Directors, Officers and principal place of business:


    OFFICER/DIRECTORS*         POSITION
    ------------------         --------
    Peter A. Harbeck           Director
    James T. Nichols           Director, President & Chief Executive Officer
    William J. Kuzmich(1)      Director
    Debbie Potash-Turner       Senior Vice President & Chief Financial Officer
    Frank Curran               Controller
    Joseph D. Neary            Chief Compliance Officer
    John T. Genoy              Vice President
    Mallary L. Reznik(2)       Vice President
    Kathleen S. Stevens        Manager, Compliance
    Christine A. Nixon(2)      Secretary
    Virginia N. Puzon(2)       Assistant Secretary


---------------

 * Unless otherwise indicated, the principal business address of AIG SunAmerica Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.


(1) Principal business address is 21650 Oxnard Street, Woodland Hills, CA 91367.



(2) Principal business address is 1 SunAmerica Center, Los Angeles, California 90067.


     (c) AIG SunAmerica Capital Services, Inc. retains no compensation or commissions from the Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and its rules are maintained by Depositor at 21650 Oxnard Ave., Woodland Hills, California 91367.

ITEM 31.  MANAGEMENT SERVICES

     Not Applicable.

ITEM 32.  UNDERTAKINGS

General Representations
---------------------------

     The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program, and the provisions of Paragraphs (a) - (d) of the Rule have been complied with.

     The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.

     Depositor represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Depositor in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.

Undertakings of the Registrant
-----------------------------------

     Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

Undertakings of the Depositor Regarding Guarantor
-----------------------------------------------------------

     During any time there are insurance obligations outstanding and covered by the guarantee issued by the American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

     These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

     Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent auditors of American Home regarding such financial statements.

     During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Annuity Account One certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 34 and Amendment No. 49 to be signed on its behalf, in the City of Los Angeles, and State of California, on this 25th day of April, 2008.

                                       VARIABLE ANNUITY ACCOUNT ONE
                                       (Registrant)

                                       By: AIG SUNAMERICA LIFE ASSURANCE COMPANY

                                       By:        /s/ JAY S. WINTROB
                                         ---------------------------------------
                                         JAY S. WINTROB, CHIEF EXECUTIVE OFFICER

                                       By: AIG SUNAMERICA LIFE ASSURANCE COMPANY
                                           (Depositor)

                                       By:        /s/ JAY S. WINTROB
                                         ---------------------------------------
                                         JAY S. WINTROB, CHIEF EXECUTIVE OFFICER

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                    SIGNATURE                                           TITLE                              DATE
                    ---------                                           -----                              ----

*JAY S. WINTROB                                          Chief Executive Officer & Director           April 25, 2008
------------------------------------------------            (Principal Executive Officer)
JAY S. WINTROB


*MICHAEL J. AKERS                                         Senior Vice President & Director            April 25, 2008
------------------------------------------------
MICHAEL J. AKERS


*N. SCOTT GILLIS                                               Senior Vice President,                 April 25, 2008
------------------------------------------------         Chief Financial Officer & Director
N. SCOTT GILLIS                                             (Principal Financial Officer)


*JANA W. GREER                                                  President & Director                  April 25, 2008
------------------------------------------------
JANA W. GREER


*CHRISTOPHER J. SWIFT                                                 Director                        April 25, 2008
------------------------------------------------
CHRISTOPHER J. SWIFT


*STEWART R. POLAKOV                                      Senior Vice President & Controller           April 25, 2008
------------------------------------------------           (Principal Accounting Officer)
STEWART R. POLAKOV


/s/ MANDA GHAFERI                                                 Attorney-in-Fact                    April 25, 2008
------------------------------------------------
*MANDA GHAFERI

     American Home Assurance Company has caused this Registration Statement to be signed on its behalf by the undersigned, in the City of New York, and State of New York, on the 25th day of April, 2008.


                                       By: AMERICAN HOME ASSURANCE COMPANY

                                       By:      /s/ ROBERT S. SCHIMEK
                                         ---------------------------------------

                                           ROBERT S. SCHIMEK


                                           CHIEF FINANCIAL OFFICER, SENIOR VICE
                                           PRESIDENT AND TREASURER



     This Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



                    SIGNATURE                                           TITLE                              DATE
                    ---------                                           -----                              ----

KRISTIAN PHILIP MOOR*                                           Director and Chairman                 April 25, 2008
------------------------------------------------
KRISTIAN PHILIP MOOR


JOHN QUINLAN DOYLE*                                            Director and President                 April 25, 2008
------------------------------------------------
JOHN QUINLAN DOYLE


ROBERT S. SCHIMEK*                                       Director, Chief Financial Officer,           April 25, 2008
------------------------------------------------         Senior Vice President and Treasurer
ROBERT S. SCHIMEK


MERTON BERNARD AIDINOFF*                                              Director                        April 25, 2008
------------------------------------------------
MERTON BERNARD AIDINOFF


CHARLES H. DANGELO*                                                   Director                        April 25, 2008
------------------------------------------------
CHARLES H. DANGELO


DAVID NEIL FIELDS*                                                    Director                        April 25, 2008
------------------------------------------------
DAVID NEIL FIELDS


KENNETH VINCENT HARKINS*                                              Director                        April 25, 2008
------------------------------------------------
KENNETH VINCENT HARKINS


DAVID LAWRENCE HERZOG*                                                Director                        April 25, 2008
------------------------------------------------
DAVID LAWRENCE HERZOG


ROBERT EDWARD LEWIS*                                                  Director                        April 25, 2008
------------------------------------------------
ROBERT EDWARD LEWIS


WIN JAY NEUGER*                                                       Director                        April 25, 2008
------------------------------------------------
WIN JAY NEUGER


NICHOLAS SHAW TYLER*                                                  Director                        April 25, 2008
------------------------------------------------
NICHOLAS SHAW TYLER


NICHOLAS CHARLES WALSH*                                               Director                        April 25, 2008
------------------------------------------------
NICHOLAS CHARLES WALSH


MARK TIMOTHY WILLIS*                                                  Director                        April 25, 2008
------------------------------------------------
MARK TIMOTHY WILLIS


By:     /s/ ROBERT S. SCHIMEK                                     Attorney-in-Fact                    April 25, 2008
        ------------------------------------------
        *ROBERT S. SCHIMEK

                                 EXHIBIT INDEX


EXHIBIT NO.                            DESCRIPTION
-----------                            -----------
10             Consent of Independent Registered Public Accounting Firm
13(a)          Diagram and Listing of All Persons Directly or Indirectly
               Controlled By or Under Common Control with AIG SunAmerica
               Life Assurance Company, the Depositor of Registrant
13(b)(1)       Power of Attorney -- AIG SunAmerica Life Assurance Company
               Directors
13(b)(2)       Power of Attorney -- American Home Assurance Company
               Directors